As filed with the Securities and Exchange Commission on August 22, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
 REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)
Registrant’s Telephone Number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
 Neuberger Berman Advisers Management Trust
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
 New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: December 31

Date of reporting period: June 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549 0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Report to Shareholders.
The following are copies of the Semi-Annual Reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended.

Neuberger Berman
Advisers Management Trust

Absolute Return
Multi-Manager Portfolio

S Class Shares

Semi-Annual Report

June 30, 2014

P0190 08/14

Absolute Return Multi-Manager Portfolio Commentary

We are pleased to present the first semi-annual report for Neuberger Berman Advisers Management Trust (AMT) Absolute Return Multi-Manager Portfolio. The Portfolio seeks to achieve capital appreciation with an emphasis on absolute returns by investing in a diversified portfolio of assets allocated among subadvisers across multiple strategies that target low volatility and low beta to broader markets.

The Portfolio's Class S posted a 1.20% total return for the period from its inception on May 1, 2014 through June 30, 2014. The Portfolio outperformed the HFRX Absolute Return Index and the Barclays U.S. Aggregate Bond Index, which returned 0.77% and 1.19%, respectively, but underperformed the S&P 500® Index, which gained 4.46% for the same period.

The U.S. stock market faced a number of headwinds, but generated strong results during six months ended June 30, 2014. The U.S. fixed income market surprised many investors by also posting a positive return during the reporting period. Investor risk aversion was elevated at times due to concerns regarding global growth and geopolitical issues.

For the period from May 1, 2014 through June 30, 2014, all of the subadvisers produced positive results, with event-driven being the largest contributing strategy during the period. In particular, the subadvisers benefited from an uptick in corporate activity, which led to some wider spreads and an overall improved opportunity set. Special situations contributed the majority of gains and merger arbitrage was also beneficial for results, albeit to a lesser extent. From a sector perspective, positions in health care and technology/media/telecommunications added the most value. The subadvisers' index shorts, which were used to hedge their portfolios, were a drag on performance.

Our credit long/short subadviser produced a modest gain during the period. Positive results were generated from bonds, bank loans and equities. Gains were split between current income and realized/unrealized gains.

Our long/short equity subadvisers generated slight gains during the period. Overall, gains from long positions outpaced losses from short positions. Performance was mixed among regions, with the largest gains coming from Japan, followed by smaller gains in the U.S. and slight losses in Europe. From a sector standpoint, positions in consumer cyclicals, technology and energy were positive for performance, whereas positions in telecommunications, consumer non-cyclicals and financials were negative for results.

The subadvisers' use of futures, forwards, options and equity swaps did not meaningfully impact the Fund's performance during the reporting period.

Following a mixed first quarter, global equity markets continued to rally as economic indicators and corporate earnings moved in the right direction. This rally was underpinned by dynamics such as low stock correlations and low volatility, which we believe are favorable for fundamentally focused equity long/short strategies. We have, therefore, maintained a substantial allocation to the space. That being said, geopolitical concerns in the Middle East and Russia, coupled with uncertainty with respect to the path of monetary policy in the U.S., led our subadvisers to remain defensively positioned with conservative gross and net exposures during the period.

The robust volume of corporate activity persisted in June, with second-quarter mergers and aquistions (M&A) more than doubling on a year-over-year basis. In particular, our subadvisers remained bullish on continued activity in the health care, information technology, media, telecommunication services and energy sectors, where companies were looking to grow through M&A, tax inversions, master limited partnership (MLP) conversions and spinoffs, among others transactions. Companies continue to struggle to grow organically, and with corporate cash balances remaining high, we anticipate boards and activist shareholders will push executives to take advantage of the currently cheap financing environment and create value through M&A and the like. Against this backdrop, we plan to maintain our large allocation to event-driven strategies.

Fixed income markets were generally flat in June as recent spread-tightening slowed. As the U.S. Federal Reserve continues to taper its asset purchases at a slow and measured pace, we believe the market has become more confident that it will eventually increase interest rates in a similar manner. With this in mind, and a modest, but persistent, deterioration in both bank loan technicals and fundamentals, our credit long/short subadviser has begun to reduce its allocation to floating rate bank debt and rotate into other senior parts of the capital structure. That being said, our subadviser has maintained its low duration exposure.

Sincerely,

DAVID KUPPERMAN, JEFF MAJIT, IAN HAAS, FRED INGHAM AND ERIC WEINSTEIN
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report, and are subject to change without notice.

Absolute Return Multi-Manager Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
	Long	Short
Bank Loan Obligations	10.0%	—%
Common Stocks	67.1	(15.4)
Corporate Debt Securities	1.9	—
Exchange Traded Funds	1.2	(12.0)
Preferred Stocks	0.7	—
Purchased Options	0.5	—
Rights	0.0	—
Warrants	0.0	—
Short-Term Investments	25.6	—
Cash, receivables and other assets, less liabilities	20.4	—
Total	127.4%	(27.4)%

PERFORMANCE HIGHLIGHTS3

	Inception Date	Cumulative Total Return Ended 06/30/2014
Absolute Return Multi-Manager Portfolio Class S	05/01/2014	1.20%
HFRX Absolute Return Index[1,2]		0.77%
S&P 500® Index[1,2]		4.46%
Barclays U.S. Aggregate Bond Index[1,2]		1.19%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2014 is 4.03% for Class S shares (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio is 2.73% for Class S shares after expense reimbursements and/or fee waivers.

Endnotes

1  The date used to calculate Life of Fund performance for the index is May 1, 2014, the Portfolio's commencement of operations.

2  The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly. The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. The Barclays U.S. Aggregate Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency). Please note that investors cannot invest directly in any index. The S&P 500® and Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities they track. The HFRX Absolute Return Index does take into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

3  The Fund is new and has limited operating history and, as such, the Fund's short-term results reflected on page 3 (from May 1, 2014 through June 30, 2014) will not necessarily be representative of the Fund's long-term performance. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period when the Fund was operational. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ABSOLUTE RETURN MULTI-MANAGER PORTFOLIO

Actual	Beginning Account Value 5/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 5/1/14 – 6/30/14
Class S	$1,000.00	$1,012.00	$4.98
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,010.12	$14.75

*  Expenses are equal to the annualized expense ratio of 2.96%, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period shown of May 1, 2014 (Commencement of Operations) to June 30, 2014).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

NUMBER OF SHARES		VALUE†
Long Positions (107.0%)
Common Stocks (67.1%)
Aerospace & Defense (1.3%)
223	B/E Aerospace, Inc.	$20,625	*£Ø
3,885	Exelis, Inc.	65,968	Ø
		86,593
Airlines (0.4%)
164	American Airlines Group, Inc.	7,045	*£Ø
300	Japan Airlines Co. Ltd.	16,584	Ø
201	JetBlue Airways Corp.	2,181	*Ø
		25,810
Auto Components (0.6%)
510	Cooper Tire & Rubber Co.	15,300	Ø
261	Visteon Corp.	25,320	*£Ø
		40,620
Automobiles (0.6%)
3,500	Fiat SpA	34,554	*Ø
139	Motors Liquidation Co. GUC Trust	3,559	*Ø
		38,113
Banks (2.0%)
750	1st United Bancorp., Inc.	6,465	Ø
6,868	Aozora Bank Ltd.	22,576	Ø
383	Cascade Bancorp	1,995	*£Ø
8	ConnectOne Bancorp, Inc.	399	*Ø
360	Erste Group Bank AG	11,643	Ø
6,400	Mizuho Financial Group, Inc.	13,141	Ø
543	OmniAmerican Bancorp, Inc.	13,575£	Ø
2,650	Regions Financial Corp.	28,143	Ø
700	SunTrust Banks, Inc.	28,042	Ø
58	Synovus Financial Corp.	1,414£	Ø
83	Yadkin Financial Corp.	1,564	*£Ø
		128,957
Beverages (0.9%)
2,026	Cott Corp.	14,324£	Ø
502	PepsiCo, Inc.	44,848£	Ø
		59,172
Biotechnology (0.5%)
61	Amarin Corp. PLC ADR	108	*£Ø
500	Chelsea Therapeutics International Ltd.	55	*fØ
220	Gilead Sciences, Inc.	18,240	*Ø
121	Idenix Pharmaceuticals, Inc.	2,916	*Ø
2,161	QLT, Inc.	13,355£	*Ø
		34,674
NUMBER OF SHARES		VALUE†
Building Products (0.3%)
71	Allegion PLC	$4,024£	Ø
200	Daikin Industries Ltd.	12,620	Ø
193	WaterFurnace Renewable Energy, Inc.	5,482
		22,126
Capital Markets (0.3%)
1,039	BGC Partners, Inc. Class A	7,730£	Ø
1,000	Daiwa Securities Group, Inc.	8,657	Ø
63	Medallion Financial Corp.	785£	Ø
		17,172
Chemicals (3.6%)
435	Air Products & Chemicals, Inc.	55,950	Ø
486	Ashland, Inc.	52,848£	Ø
445	Axiall Corp.	21,035	Ø
92	CF Industries Holdings, Inc.	22,129
190	FMC Corp.	13,526	Ø
810	Huntsman Corp.	22,761	Ø
90	Monsanto Co.	11,226	Ø
500	PetroLogistics LP	7,180	Ø
121	Rayonier Advanced Materials, Inc.	4,702	*
244	WR Grace & Co.	23,065	*Ø
123	Yongye International, Inc.	862	*£Ø
		235,284
Commercial Services & Supplies (1.0%)
13	Bilfinger SE	1,482
542	Iron Mountain, Inc.	19,214	Ø
198	RR Donnelley & Sons Co.	3,358
129	Schawk, Inc.	2,626£	Ø
219	The Brink's Co.	6,180£	Ø
703	Tyco International Ltd.	32,057£	Ø
		64,917
Communications Equipment (0.4%)
945	Juniper Networks, Inc.	23,190	*£Ø
697	ParkerVision, Inc.	1,031	*£Ø
55	Riverbed Technology, Inc.	1,135	*Ø
		25,356
Construction & Engineering (0.4%)
506	Foster Wheeler AG	17,240	Ø
400	Kentz Corp. Ltd.	6,339	Ø
29	SNC-Lavalin Group, Inc.	1,525	Ø
		25,104
Construction Materials (0.3%)
150	Heidelberg Cement AG	12,802	Ø
41	Martin Marietta Materials, Inc.	5,414£	Ø
		18,216

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Consumer Finance (0.5%)
576	Ally Financial, Inc.	$13,772	*£Ø
692	Navient Corp.	12,255£	Ø
692	SLM Corp.	5,751£	Ø
		31,778
Containers & Packaging (0.4%)
5,040	Nampak Ltd.	17,435	Ø
3,150	Pact Group Holdings Ltd.	10,188	*Ø
		27,623
Diversified Consumer Services (0.4%)
153	H&R Block, Inc.	5,129£	Ø
240	LifeLock, Inc.	3,350	*Ø
1,335	Regis Corp.	18,797	Ø
		27,276
Diversified Financial Services (1.0%)
250	GT Capital Holdings, Inc.	4,983	Ø
5,559	Nomad Holdings Ltd.	57,952	*Ø
		62,935
Diversified Telecommunication Services (1.5%)
2,000	Cbeyond, Inc.	19,900	*£Ø
3,238	Globalstar, Inc.	13,762	*£Ø
200	Intelsat SA	3,768	*Ø
23,389	Telecom Italia SpA	23,107	Ø
541	Telefonica Deutschland Holding AG	4,474	*Ø
40	tw telecom, inc.	1,612	*
967	Vivendi SA	23,662	*Ø
116	Ziggo NV	5,364	Ø
		95,649
Electric Utilities (0.5%)
400	Pepco Holdings, Inc.	10,992£	Ø
351	UNS Energy Corp.	21,204£	Ø
		32,196
Electrical Equipment (0.3%)
240	Eaton Corp. PLC	18,523	Ø
1	Hubbell, Inc. Class B	123£	Ø
		18,646
Electronic Equipment, Instruments & Components (0.5%)
1,018	Aeroflex Holding Corp.	10,689	*Ø
274	Measurement Specialties, Inc.	23,583	*
		34,272
Energy Equipment & Services (0.9%)
1,667	Noble Corp. PLC	55,945	£Ø
NUMBER OF SHARES		VALUE†
Food & Staples Retailing (1.3%)
205	Lenta Ltd. GDR	$2,645	*Ø
780	Safeway, Inc.	26,785£	Ø
250	Susser Holdings Corp.	20,180	*£Ø
439	Sysco Corp.	16,441£	Ø
250	Walgreen Co.	18,532	Ø
		84,583
Food Products (1.8%)
237	ConAgra Foods, Inc.	7,034	Ø
523	Maple Leaf Foods, Inc.	9,734	Ø
14	Mead Johnson Nutrition Co.	1,305£	Ø
630	Oceana Group Ltd.	5,154	Ø
300	Pinnacle Foods, Inc.	9,870	Ø
1,381	The Hillshire Brands Co.	86,036£	Ø
		119,133
Health Care Equipment & Supplies (3.2%)
739	Alere, Inc.	27,653	*£Ø
580	Ansell Ltd.	10,845	Ø
500	ArthroCare Corp.	175	*fØ
599	CONMED Corp.	26,446£	Ø
1,411	Covidien PLC	127,244£	Ø
141	Medtronic, Inc.	8,990
110	Smith & Nephew PLC ADR	9,821£	Ø
		211,174
Health Care Providers & Services (1.0%)
229	Accretive Health, Inc.	1,786	*£Ø
543	Brookdale Senior Living, Inc.	18,104	*£Ø
81	Chindex International, Inc.	1,919	*Ø
1,535	Extendicare, Inc.	10,588	Ø
65	Fresenius SE & Co. KGaA	9,693	Ø
459	Gentiva Health Services, Inc.	6,912	*£Ø
199	Kindred Healthcare, Inc.	4,597£	Ø
1,640	Mediclinic International Ltd.	12,597	Ø
69	Rhoen Klinikum AG	2,279	Ø
		68,475
Hotels, Restaurants & Leisure (3.1%)
632	Accor SA	32,876	Ø
930	Bob Evans Farms, Inc.	46,547£	Ø
865	Burger King Worldwide, Inc.	23,545	Ø
318	International Game Technology	5,059£	Ø
200	McDonald's Corp.	20,148£	Ø
552	Morgans Hotel Group Co.	4,377	*£Ø
116	Multimedia Games Holding Co., Inc.	3,438	*£
2,000	Sands China Ltd.	15,109
565	Six Flags Entertainment Corp.	24,041	Ø
397	Vail Resorts, Inc.	30,641£	Ø
		205,781
Household Durables (0.4%)
793	Lennar Corp. Class B	28,175	Ø

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Industrial Conglomerates (0.3%)
19,200	Alliance Global Group, Inc.	$12,800	Ø
49	Danaher Corp.	3,858£	Ø
		16,658
Insurance (3.2%)
380	Aspen Insurance Holdings Ltd.	17,260	Ø
831	Assured Guaranty Ltd.	20,360£
436	Fidelity National Financial, Inc. Class A	14,283
1,799	Hartford Financial Services Group, Inc.	64,422£	Ø
1,960	Insurance Australia Group Ltd.	10,793	Ø
2,225	MBIA, Inc.	24,564	*£Ø
1,073	Meadowbrook Insurance Group, Inc.	7,715£	Ø
425	National Interstate Corp.	11,908£	NØ
541	Protective Life Corp.	37,508£	Ø
		208,813
Internet & Catalog Retail (0.5%)
401	Liberty Ventures Series A	29,594	*£Ø
119	Overstock.com, Inc.	1,876	*£Ø
		31,470
Internet Software & Services (2.3%)
600	AOL, Inc.	23,874	*Ø
397	eBay, Inc.	19,874	*£Ø
50	Google, Inc. Class A	29,233	*Ø
478	Move, Inc.	7,070	*±£Ø
596	OpenTable, Inc.	61,745	*£
104	Rackspace Hosting, Inc.	3,501	*£Ø
245	Yahoo!, Inc.	8,607	*£Ø
		153,904
IT Services (0.1%)
310	Convergys Corp.	6,646	Ø
Life Sciences Tools & Services (0.5%)
214	Bruker Corp.	5,194	*£Ø
200	Furiex Pharmaceuticals, Inc.	21,236	*£
500	Nordion, Inc.	6,280	*Ø
		32,710
Machinery (0.4%)
87	Fuji Machine Manufacturing Co. Ltd.	760	Ø
15	GEA Group AG	710
60	Ingersoll-Rand PLC	3,751£	Ø
313	Pentair PLC	22,573£	Ø
		27,794
Media (7.7%)
27	Axel Springer SE	1,662
1,885	CBS Corp. Class B	117,134	±Ø
100	Cineplex, Inc.	3,885	Ø
502	Comcast Corp. Class A	26,947£	Ø
NUMBER OF SHARES		VALUE†
1,046	DIRECTV	$88,920	*±£Ø
774	DISH Network Corp. Class A	50,372	*±£Ø
500	Gray Television, Inc.	6,565	*Ø
657	Lamar Advertising Co. Class A	34,821	Ø
647	Liberty Global PLC Series C	27,375	*£Ø
30	Liberty Media Corp. Class A	4,100	*£Ø
204	Loral Space & Communications, Inc.	14,829	*£Ø
1,300	Mediaset SpA	6,337	*Ø
1,401	News Corp. Class A	25,134	*£Ø
4,814	Sirius XM Holdings, Inc.	16,656	*£Ø
5	Sizmek, Inc.	48	*£Ø
458	Time Warner Cable, Inc.	67,463	±£Ø
120	Tribune Co.	10,206	*Ø
177	Twenty-First Century Fox, Inc. Class B	6,059£	Ø
		508,513
Metals & Mining (1.1%)
62	Agnico Eagle Mines Ltd.	2,374
105	Barrick Gold Corp.	1,922£	Ø
3,719	Gold Fields Ltd. ADR	13,835	Ø
119	Gold Reserve, Inc.	399	*£Ø
457	Lumina Copper Corp.	4,227	*Ø
201	Newmont Mining Corp.	5,113£	Ø
774	Sulliden Gold Corp. Ltd.	1,001	*Ø
2,086	SunCoke Energy, Inc.	44,849	*£Ø
229	Yamana Gold, Inc.	1,884
		75,604
Multiline Retail (0.1%)
100	Don Quijote Holdings Co. Ltd.	5,577	Ø
28	Fred's, Inc. Class A	428£	Ø
		6,005
Multi-Utilities (0.2%)
200	Integrys Energy Group, Inc.	14,226	Ø
20	NiSource, Inc.	787
		15,013
Oil, Gas & Consumable Fuels (2.4%)
251	Anadarko Petroleum Corp.	27,477£	Ø
865	Cameco Corp.	16,963	Ø
1,400	Caracal Energy, Inc.	13,130	*Ø
156	Cheniere Energy, Inc.	11,185	*£Ø
287	Crocotta Energy, Inc.	1,256	*Ø
276	Hess Corp.	27,294£	Ø
591	Occidental Petroleum Corp.	60,654£	Ø
		157,959
Pharmaceuticals (6.6%)
42	Actavis PLC	9,368	*£Ø
702	Allergan, Inc.	118,792	±£Ø
837	AstraZeneca PLC ADR	62,197£	Ø
422	Auxilium Pharmaceuticals, Inc.	8,465	*£Ø
93	Bayer AG	13,136	Ø
100	BioDelivery Sciences International, Inc.	1,207	*±£Ø
326	Forest Laboratories, Inc.	32,274	*

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
325	Johnson & Johnson	$34,002	Ø
260	Mylan, Inc.	13,406	*£Ø
775	Pfizer, Inc.	23,002	Ø
146	Questcor Pharmaceuticals, Inc.	13,504£	Ø
73	Revance Therapeutics, Inc.	2,482	*£Ø
135	Shire PLC ADR	31,791£	Ø
367	Teva Pharmaceutical Industries Ltd. ADR	19,238£	Ø
257	Theravance Biopharma, Inc.	8,193	*£Ø
900	Theravance, Inc.	26,802	*£Ø
600	Zoetis, Inc.	19,362£	Ø
		437,221
Real Estate Investment Trusts (2.1%)
1,442	American Realty Capital Healthcare Trust, Inc.	15,703	Ø
1,552	American Realty Capital Properties, Inc.	19,447£	Ø
523	Colony Financial, Inc.	12,144	Ø
168	CommonWealth REIT	4,422
7,149	Newcastle Investment Corp.	34,244£	Ø
2,133	NorthStar Realty Finance Corp.	37,071£	Ø
364	Rayonier, Inc.	12,940£	Ø
		135,971
Real Estate Management & Development (0.5%)
1,000	Daiwa House Industry Co. Ltd.	20,730	Ø
222	DIC Asset AG	2,432
690	GAGFAH SA	12,561	*Ø
		35,723
Road & Rail (0.3%)
720	Hertz Global Holdings, Inc.	20,182	*£Ø
Semiconductors & Semiconductor Equipment (1.2%)
87	Broadcom Corp. Class A	3,230£	Ø
392	Hittite Microwave Corp.	30,556	Ø
42	Montage Technology Group Ltd.	869	*Ø
187	NVIDIA Corp.	3,467£	Ø
2,184	PLX Technology, Inc.	14,131	*
165	RDA Microelectronics, Inc. ADR	2,823£	Ø
56	RF Micro Devices, Inc.	537	*£
349	SunEdison, Inc.	7,887	*£Ø
54	Tokyo Electron Ltd.	3,650£	Ø
364	Tokyo Electron Ltd. ADR	6,221	Ø
177	TriQuint Semiconductor, Inc.	2,798	*£Ø
		76,169
Software (2.7%)
88	AutoNavi Holdings Ltd. ADR	1,839	*£Ø
1,255	Compuware Corp.	12,537£	Ø
286	Giant Interactive Group, Inc. ADR	3,386	Ø
362	MICROS Systems, Inc.	24,580	*£Ø
1,690	Nuance Communications, Inc.	31,721	*±£Ø
635	PTC, Inc.	24,638	*Ø
266	Shanda Games Ltd. ADR	1,766	*£Ø
NUMBER OF SHARES		VALUE†
221	TIBCO Software, Inc.	$4,458	*£Ø
609	TiVo, Inc.	7,862	*£Ø
1,310	Verint Systems, Inc.	64,256	*£Ø
		177,043
Specialty Retail (1.7%)
40	Chico's FAS, Inc.	678	Ø
120	Dick's Sporting Goods, Inc.	5,587	Ø
228	New York & Co., Inc.	841	*£Ø
1,211	Office Depot, Inc.	6,891	*£Ø
200	Sanrio Co. Ltd.	5,810	Ø
145	Signet Jewelers Ltd.	16,036£	Ø
430	The Gap, Inc.	17,875	Ø
289	The Men's Wearhouse, Inc.	16,126£	Ø
226	Tiffany & Co.	22,657£	Ø
300	United Arrows Ltd.	12,097	Ø
300	Zale Corp.	6,300	*fØ
		110,898
Technology Hardware, Storage & Peripherals (1.7%)
300	Apple, Inc.	27,879	Ø
74	BlackBerry Ltd.	758	*£Ø
2,516	Fusion-io, Inc.	28,431	*±
1,053	Nokia OYJ ADR	7,960£	Ø
491	Quantum Corp.	599	*£Ø
510	Western Digital Corp.	47,073£	Ø
		112,700
Textiles, Apparel & Luxury Goods (0.9%)
37	Lululemon Athletica, Inc.	1,498	*£Ø
305	PVH Corp.	35,563	Ø
985	Vera Bradley, Inc.	21,542	*Ø
		58,603
Thrifts & Mortgage Finance (0.1%)
67	Aareal Bank AG	3,088	Ø
94	Astoria Financial Corp.	1,264£	Ø
504	Hudson City Bancorp., Inc.	4,955	Ø
		9,307
Tobacco (0.1%)
10	Lorillard, Inc.	610	Ø
118	Reynolds American, Inc.	7,121£	Ø
		7,731
Trading Companies & Distributors (0.0%)
27	NOW, Inc.	978	*
Transportation Infrastructure (0.2%)
200	Macquarie Infrastructure Co., LLC	12,474	Ø
Water Utilities (0.2%)
980	Cia de Saneamento Basico do Estado de Sao Paulo ADR	10,506	Ø

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Wireless Telecommunication Services (0.6%)
100	SoftBank Corp.	$7,446	Ø
170	Sprint Corp.	1,450	*£Ø
895	T-Mobile US, Inc.	30,090	*±£Ø
10	Vodafone Group PLC ADR	334£	Ø
		39,320
	Total Common Stocks (Cost $4,258,696)	4,411,670
Preferred Stocks (0.7%)
Automobiles (0.2%)
50	Volkswagen AG, 4.06%	13,131	Ø
Banks (0.3%)
1,063	National Bank of Greece SA, Ser. A, 9.00%	21,207	*£Ø
Real Estate Investment Trusts (0.0%)
30	Strategic Hotels & Resorts, Inc., Ser. C, 8.25%	750	£Ø
Thrifts & Mortgage Finance (0.2%)
1,200	Federal Home Loan Mortgage Corp., Ser. Z, 8.38%	13,092	*£Øµ
	Total Preferred Stocks (Cost $47,943)	48,180
Exchange Traded Funds (1.2%)
558	iPATH S&P 500 VIX Short-Term Futures ETN	15,959	*£
1,210	PowerShares DB U.S. Dollar Index Bullish Fund	25,725	*Ø
655	WisdomTree Europe Hedged Equity Fund	38,272£	Ø
	Total Exchange Traded Funds (Cost $80,584)	79,956
NUMBER OF RIGHTS
Rights (0.0%)
Health Care Providers & Services (0.0%)
98	Community Health Systems, Inc., due 12/31/49 (Cost $6)	7	*£
NUMBER OF WARRANTS
Warrants (0.0%)
Diversified Financial Services (0.0%)
5,934	Nomad Holdings Ltd., due 4/10/17 (Cost $2,733)	2,692	*

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Corporate Debt Securities (1.9%)
Communications Equipment (0.1%)
$6,000	Avaya, Inc., 10.50%, due 3/1/21	$5,535	£ñØ
Diversified Financial Services (0.0%)
2,000	Opal Acquisition, Inc., 8.88%, due 12/15/21	2,105	£ñØ
Diversified Telecommunication Services (0.8%)
50,000	Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	49,625	Ø
Health Care Equipment & Supplies (0.0%)
2,000	Biomet, Inc., 6.50%, due 8/1/20	2,155	£Ø
Insurance (0.9%)
50,000	Ambac Assurance Corp., 5.10%, due 6/7/20	56,875	ñØ
Miscellaneous Manufacturing (0.0%)
2,000	Gates Global LLC, 6.00%, due 7/15/22	2,000	ñ
Oil, Gas & Consumable Fuels (0.1%)
5,000	Overseas Shipholding Group, Inc., 8.13%, due 3/30/18	6,050	≠Ø
	Total Corporate Debt Securities (Cost $124,793)	124,345
Bank Loan Obligationsµ (10.0%)
Advertising (1.0%)
15,000	Affinion Group, Inc., 1st Lien Term Loan B, due 4/30/18	15,056	^^
50,000	Authentic Brands Group LLC, 1st Lien Term Loan, due 5/22/21	50,125	^^
		65,181
Aerospace & Defense (0.6%)
5,841	The SI Organization, Inc., 1st Lien Delayed Draw Term Loan, due 11/23/19	5,852	^^††
31,043	The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	31,101	††
3,000	The SI Organization, Inc., 2nd Lien Term Loan, 9.00%, due 5/7/20	3,002	††
		39,955
Commercial Services & Supplies (0.9%)
50,000	Flint Group, 1st Lien Term Loan B, due 5/3/21	50,110	^^¢
11,173	Indiana Toll Road Concession Co. LLC, Term Loan, due 6/30/14	8,044	N
6,000	Indiana Toll Road Concession Co. LLC, Term Loan, 1.60%, due 6/28/15	4,475
		62,629
Diversified Financial Services (1.5%)
50,000	Environmental Resources Management, 1st Lien Term Loan, due 5/9/21	49,594	^^
50,000	Grede Holdings LLC, Term Loan B, 6.00%, due 5/21/21	50,188
		99,782

See Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE†
Energy Equipment & Services (0.0%)
$1,129	Texas Competitive Electric Holdings Co. LLC, DIP Term Loan, due 5/5/16	$1,134	^^¢N
871	Texas Competitive Electric Holdings Co. LLC, Term Loan, due 5/5/16	876	^^¢N††
		2,010
Hotels, Restaurants & Leisure (0.8%)
54,000	Caesars Entertainment Operating Co., Term Loan B, due 3/1/17	53,233	^^
Internet Software & Services (2.4%)
50,000	Go Daddy Operating Co. LLC, due 12/17/18	49,703	^^
50,000	The Active Network, Inc., Term Loan, due 11/15/20	49,719	^^
50,000	TravelClick, Inc., 1st Lien Term Loan, 5.50%, due 5/8/21	50,000	N
5,000	Travelport LLC, due 6/30/14	8,350	^^Ø
		157,772
Media (0.9%)
57,000	Orion Cable GmbH, Senior Lien Term Loan, due 12/31/14	56,572	^^
Oil & Gas Services (0.8%)
50,000	Floatel International Ltd., Term Loan B, due 5/22/20	50,282	^^
Software (0.8%)
50,000	Ascend Learning LLC, 2nd Lien Term Loan, due 11/28/20	50,000	^^N
Telecommunications (0.3%)
7,000	ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	6,977
15,000	NTELOS, Inc., Term Loan B, due 11/9/19	14,987	^^
		21,964
	Total Bank Loan Obligations (Cost $655,457)	659,380
NUMBER OF CONTRACTS		VALUE†
Purchased Options (0.5%)
Call Options (0.1%)
1	Andarko Petroleum Corp., Call, Jul 2014@ 115	125
13	Applied Materials, Inc., Call, Jan 2015@ 20	4,628
1	Applied Materials, Inc., Call, Jan 2015@ 21	296
1	Arena Pharmaceuticals, Inc., Call, Jul 2014@ 7	3
5	AT&T, Inc., Call, Jun 2015@ 47	10	±
1	DISH Network Corp., Call, Jul 2014@ 70	146	±
4	Fusion-io, Inc., Call, Sep 2014@ 12	36
2	Nuance Communications, Inc., Call, Oct 2014@ 24	40	±
2	Reynolds American, Inc., Call, Aug 2014@ 52.5	1,620
2	T-Mobile US, Inc., Call, Jul 2014@ 35	76	±
2	T-Mobile US, Inc., Call, Jul 2014@ 36	28	±
2	T-Mobile US, Inc., Call, Jul 2014@ 37	6	±
1	T-Mobile US, Inc., Call, Aug 2014@ 35	98	±
1	T-Mobile US, Inc., Call, Aug 2014@ 36	66	±
1	Valeant Pharmaceuticals International, Inc., Call, Aug 2014@ 140	215
		7,393

See Notes to Schedule of Investments

NUMBER OF CONTRACTS		VALUE†
Put Options (0.4%)
3	Allergan, Inc., Put, Jul 2014@ 155	$375	±
1	Allergan, Inc., Put, Jan 2015@ 160	1,070	±
1	Amedisys, Inc., Put, Jul 2014@ 16	34
3	Amedisys, Inc., Put, Jul 2014@ 17	222
1	American Realty Capital Properties, Inc., Put, Oct 2014@ 11	20
1	Aspen Insurance Holdings Ltd., Put, Sep 2014@ 45	460
5	AstraZeneca PLC, Put, Jul 2014@ 67.5	25
2	AstraZeneca PLC, Put, Oct 2014@ 67.5	490
5	AstraZeneca PLC, Put, Oct 2014@ 70	1,500
1	AstraZeneca PLC, Put, Oct 2014@ 72.5	480
1	AstraZeneca PLC, Put, Oct 2014@ 75	560
5	AT&T, Inc., Put, Jun 2015@ 30	500	±
1	B/E Aerospace, Inc., Put, Oct 2014@ 95	640
1	BioDelivery Sciences International, Inc., Put, Sep 2014@ 5	3	±
1	Bruker Corp., Put, Jul 2014@ 20	—	[f]
7	CBS Corp., Put, Jul 2014@ 80	12,684	±
1	Covidien PLC, Put, Oct 2014@ 85	265
1	Dean Foods Co., Put, Jul 2014@ 16	7	[f]
1	DIRECTV, Put, Jun 2015@ 80	427	±
1	DISH Network Corp., Put, Jul 2014@ 52.5	10	±
1	Euro Stoxx 50 Price Index, Put, Jul 2014@ 3100	119
1	Forest Laboratories, Inc., Put, Jul 2014@ 80	40
1	Fred's, Inc., Put, Jul 2014@ 15	70
1	International Game Technology, Put, Aug 2014@ 15	85
1	International Game Technology, Put, Oct 2014@ 14	75
2	iShares Russell 2000 ETF, Put, Aug 2014@ 116	360
2	JetBlue Airways Corp., Put, Jan 2015@ 10	150
1	Montage Technology Group Ltd., Put, Jul 2014@ 20	20
1	NorthStar Realty Finance Corp., Put, Sep 2014@ 16	55
2	Nuance Communications, Inc., Put, Jul 2014@ 15	—	±f
1	Nuance Communications, Inc., Put, Jul 2014@ 17	9	±
1	Nuance Communications, Inc., Put, Jul 2014@ 18	23	±
1	Rackspace Hosting, Inc., Put, Sep 2014@ 36	450
1	Russell 2000 Index, Put, Aug 2014@ 1110	637
4	Sirius XM Holdings, Inc., Put, Sep 2014@ 3	28
1	SPDR S&P 500 ETF Trust, Put, Jul 2014@ 192	61
1	SPDR S&P 500 ETF Trust, Put, Aug 2014@ 192	159
1	Sprint Corp., Put, Aug 2014@ 9	86
1	The Hillshire Brands Co., Put, Jul 2014@ 35	—	[f]
2	TIBCO Software, Inc., Put, Jul 2014@ 19	30
1	T-Mobile US, Inc., Put, Jul 2014@ 30	7	±
1	T-Mobile US, Inc., Put, Jul 2014@ 33	63	±
2	Weight Watchers International, Inc., Put, Oct 2014@ 20	392	±
		22,691
	Total Purchased Options (Cost $32,945)	30,084

NUMBER OF SHARES
Short-Term Investments (25.6%)
Money Market Fund (25.6%)
1,681,768	Dreyfus Treasury Prime Cash Management (Cost $1,681,768)	1,681,768	Ø

	Total Long Positions (107.0%) (Cost $6,884,925)	7,038,082	##

	Cash, receivables and other assets, less liabilities (20.4%)	1,338,545	±Ø†††

	Short Positions (see summary below) ((27.4)%)	(1,799,282)

Total Net Assets (100.0%)		$6,577,345

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Short Positions ((27.4)%)

Common Stocks Sold Short (15.4%)£ØØ

Airlines (0.2%)
(6,000)	ANA Holdings, Inc.	$(14,155)

Automobiles (0.1%)
(165)	General Motors Co.	(5,989)

Banks (0.3%)
(89)	Cascade Bancorp	(464)*
(22)	Center Bancorp, Inc.	(423)
(42)	M&T Bank Corp.	(5,210)
(242)	Southside Bancshares, Inc.	(7,008)
(668)	Valley National Bancorp.	(6,620)
(265)	VantageSouth Bancshares, Inc.	(1,577)*
		(21,302)
Beverages (0.7%)
(75)	Constellation Brands, Inc. Class A	(6,610)*
(50)	The Boston Beer Co., Inc. Class A	(11,176)*
(592)	The Coca-Cola Co.	(25,077)
		(42,863)
Biotechnology (0.1%)
(2)	Intercept Pharmaceuticals, Inc.	(473)*
(220)	Myriad Genetics, Inc.	(8,563)*
		(9,036)
Building Products (0.2%)
(150)	Owens Corning	(5,802)
(275)	Trex Co., Inc.	(7,925)*
		(13,727)
Capital Markets (0.4%)
(285)	Cohen & Steers, Inc.	(12,363)
(715)	Janus Capital Group, Inc.	(8,923)
(284)	Prospect Capital Corp.	(3,018)
		(24,304)
Chemicals (0.5%)
(100)	Albemarle Corp.	(7,150)
(80)	BASF SE	(9,315)
(100)	Eastman Chemical Co.	(8,735)
(125)	Syngenta AG ADR	(9,350)
(30)	Yongye International, Inc.	(210)*
		(34,760)
Commercial Services & Supplies (0.1%)
(100)	The Brink's Co.	(2,822)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Communications Equipment (0.2%)
(450)	ADTRAN, Inc.	$(10,152)

Construction Materials (0.1%)
(58)	Texas Industries, Inc.	(5,357)*

Containers & Packaging (0.3%)
(105)	AptarGroup, Inc.	(7,036)
(280)	Bemis Co., Inc.	(11,385)
		(18,421)
Distributors (0.1%)
(350)	Imperial Holdings Ltd.	(6,582)

Diversified Consumer Services (0.0%)
(26)	Matthews International Corp. Class A	(1,081)
(35)	Weight Watchers International, Inc.	(706)
		(1,787)
Diversified Telecommunication Services (0.6%)
(184)	AT&T, Inc.	(6,506)
(50)	Cbeyond, Inc.	(498)*
(28)	Level 3 Communications, Inc.	(1,230)*
(18,399)	Telecom Italia SpA	(23,304)*
(800)	Telefonica Deutschland Holding AG	(6,615)*
		(38,153)
Electric Utilities (0.2%)
(360)	Fortum OYJ	(9,667)
Electrical Equipment (0.3%)
(170)	Emerson Electric Co.	(11,281)
(100)	Regal-Beloit Corp.	(7,856)
		(19,137)
Electronic Equipment, Instruments & Components (0.2%)
(130)	FLIR Systems, Inc.	(4,515)
(250)	Trimble Navigation Ltd.	(9,237)*
		(13,752)
Energy Equipment & Services (0.1%)
(200)	TGS Nopec Geophysical Co. ASA	(6,394)

Food & Staples Retailing (0.3%)
(150)	United Natural Foods, Inc.	(9,765)*
(325)	Whole Foods Market, Inc.	(12,555)
		(22,320)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Food Products (0.4%)
(250)	B&G Foods, Inc.	$(8,173)
(104)	Chiquita Brands International, Inc.	(1,128)*
(100)	General Mills, Inc.	(5,254)
(75)	Kellogg Co.	(4,927)
(100)	The Hillshire Brands Co.	(6,230)
		(25,712)
Health Care Equipment & Supplies (1.3%)
(147)	Covidien PLC	(13,257)
(198)	ICU Medical, Inc.	(12,040)*
(950)	Medtronic, Inc.	(60,572)
(17)	Smith & Nephew PLC ADR	(1,518)
		(87,387)
Health Care Providers & Services (0.3%)
(325)	Hanger, Inc.	(10,221)*
(73)	Humana, Inc.	(9,324)
		(19,545)
Health Care Technology (0.1%)
(5)	athenahealth, Inc.	(626)*
(100)	Cerner Corp.	(5,158)*
		(5,784)
Hotels, Restaurants & Leisure (0.2%)
(10)	Caesars Entertainment Corp.	(181)*
(2)	Cracker Barrel Old Country Store, Inc.	(199)
(420)	Pinnacle Entertainment, Inc.	(10,575)*
		(10,955)
Household Durables (0.5%)
(793)	Lennar Corp. Class A	(33,290)

Household Products (0.1%)
(75)	The Clorox Co.	(6,855)

Insurance (0.3%)
(310)	Brown & Brown, Inc.	(9,520)
(33)	Endurance Specialty Holdings Ltd.	(1,702)
(300)	Montpelier Re Holdings Ltd.	(9,585)
		(20,807)
Internet & Catalog Retail (0.3%)
(26)	Amazon.com, Inc.	(8,444)*
(96)	TripAdvisor, Inc.	(10,432)*
		(18,876)
Internet Software & Services (0.3%)
(100)	eBay, Inc.	(5,006)*
(24)	Yahoo!, Inc.	(843)*
(88)	Zillow, Inc. Class A	(12,578)*
		(18,427)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
IT Services (0.6%)
(125)	CGI Group, Inc. Class A	$(4,435)*
(122)	International Business Machines Corp.	(22,115)
(400)	The Western Union Co.	(6,936)
(430)	Xerox Corp.	(5,349)
		(38,835)
Machinery (1.2%)
(75)	AGCO Corp.	(4,216)
(130)	Caterpillar, Inc.	(14,127)
(270)	Deere & Co.	(24,449)
(385)	Harsco Corp.	(10,253)
(374)	Kone OYJ Class B	(15,609)
(75)	SPX Corp.	(8,116)
		(76,770)
Media (1.2%)
(7)	Charter Communications, Inc. Class A	(1,109)*
(507)	Comcast Corp. Class A	(27,216)
(115)	Liberty Global PLC Class A	(5,085)*
(181)	Liberty Global PLC Series C	(7,658)*
(13)	Live Nation Entertainment, Inc.	(321)*
(150)	The Madison Square Garden Co. Class A	(9,367)*
(150)	Time Warner, Inc.	(10,538)
(559)	Twenty-First Century Fox, Inc. Class A	(19,649)
		(80,943)
Metals & Mining (0.1%)
(63)	Agnico Eagle Mines Ltd.	(2,412)
(330)	B2Gold Corp.	(962)*
(99)	First Quantum Minerals Ltd.	(2,117)
(406)	Rio Alto Mining Ltd.	(944)*
(229)	Yamana Gold, Inc.	(1,884)
		(8,319)
Multiline Retail (0.4%)
(1,100)	JC Penney Co., Inc.	(9,955)*
(270)	Kohl's Corp.	(14,224)
		(24,179)
Oil, Gas & Consumable Fuels (0.2%)
(32)	Exxon Mobil Corp.	(3,222)
(500)	Inpex Corp.	(7,601)
(119)	Long Run Exploration Ltd.	(631)
(172)	Peabody Energy Corp.	(2,812)
		(14,266)
Pharmaceuticals (1.0%)
(10)	AbbVie, Inc.	(564)
(109)	Actavis PLC	(24,312)*
(75)	Endo International PLC	(5,252)*
(100)	Teva Pharmaceutical Industries Ltd. ADR	(5,242)
(255)	Valeant Pharmaceuticals International, Inc.	(32,161)*
		(67,531)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Professional Services (0.1%)
(80)	DKSH Holding AG	$(6,085)

Real Estate Investment Trusts (0.4%)
(44)	American Capital Agency Corp.	(1,030)
(168)	CommonWealth REIT	(4,422)
(157)	National Retail Properties, Inc.	(5,839)
(289)	Realty Income Corp.	(12,837)
(66)	Ventas, Inc.	(4,231)
		(28,359)
Semiconductors & Semiconductor Equipment (0.5%)
(471)	Applied Materials, Inc.	(10,621)
(250)	Maxim Integrated Products, Inc.	(8,452)
(72)	RF Micro Devices, Inc.	(690)*
(32)	Tokyo Electron Ltd. ADR	(547)
(250)	Xilinx, Inc.	(11,828)
		(32,138)
Software (0.1%)
(70)	Check Point Software Technologies Ltd.	(4,692)*
(300)	TiVo, Inc.	(3,873)*
		(8,565)
Specialty Retail (0.1%)
(150)	Cabela's, Inc.	(9,360)*

Technology Hardware, Storage & Peripherals (0.4%)
(133)	Apple, Inc.	(12,360)
(135)	Diebold, Inc.	(5,423)
(650)	Logitech International SA	(8,469)
(100)	Nokia OYJ ADR	(756)
		(27,008)
Textiles, Apparel & Luxury Goods (0.1%)
(75)	Fossil Group, Inc.	(7,839)*

Thrifts & Mortgage Finance (0.0%)
(6)	BofI Holding, Inc.	(441)*

Trading Companies & Distributors (0.1%)
(80)	MSC Industrial Direct Co., Inc. Class A	(7,651)
(27)	NOW, Inc.	(978)*
		(8,629)
Wireless Telecommunication Services (0.1%)
(331)	Sprint Corp.	(2,823)*

	Total Common Stocks Sold Short (Proceeds $(984,034))	(1,010,408)

See Notes to Schedule of Investments

NUMBER OF SHARES		VALUE†
Exchange Traded Funds Sold Short (12.0%)£ØØ
(686)	Energy Select Sector SPDR Fund	$(68,669)
(340)	Industrial Select Sector SPDR Fund	(18,380)
(215)	iShares Cohen & Steers REIT ETF	(18,776)
(53)	iShares MSCI Germany ETF	(1,658)
(9)	iShares MSCI Spain Capped ETF	(385)
(1,318)	iShares Russell 2000 Fund	(156,592)
(611)	iShares U.S. Real Estate ETF	(43,864)
(154)	Market Vectors Gold Miners ETF	(4,073)
(260)	Market Vectors Oil Service ETF	(15,018)
(36)	Market Vectors Pharmaceutical ETF	(2,233)
(58)	Market Vectors Semiconductor ETF	(2,870)
(314)	Materials Select Sector SPDR Fund	(15,587)
(642)	Nomura TOPIX Exchange Traded Fund	(8,251)
(61)	Powershares QQQ Trust Series 1	(5,728)
(1,451)	SPDR S&P 500 ETF Trust	(283,990)
(115)	SPDR S&P Biotech ETF	(17,716)
(379)	SPDR S&P MidCap 400 ETF Trust	(98,752)
(28)	SPDR S&P Regional Banking ETF	(1,129)
(430)	Utilities Select Sector SPDR Fund	(19,032)
(300)	WisdomTree Emerging Currency Strategy Fund	(6,171)*

	Total Exchange Traded Funds Sold Short (Proceeds $(752,287))	(788,874)

	Total Short Positions (Proceeds $(1,736,321))	(1,799,282)

See Notes to Schedule of Investments

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Absolute Return Multi-Manager Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange traded funds, preferred stocks, convertible preferred stocks, purchased option contracts, written option contracts, rights and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

The value of bank loan securities is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of financial futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from an independent pricing service based on actual traded currency rates on an independent pricing service's network, along with other traded and quoted currency rates provided to the pricing service by leading market participants (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swaps is determined by Management by obtaining valuations from an independent pricing service using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Investments:
Common Stocks
Biotechnology	$34,619	$55	$—	$34,674
Health Care Equipment & Supplies	210,999	175	—	211,174
Specialty Retail	104,598	6,300	—	110,898
Other Common Stocks^	4,054,924	—	—	4,054,924
Total Common Stocks	4,405,140	6,530	—	4,411,670
Preferred Stocks^	48,180	—	—	48,180
Exchange Traded Funds	79,956	—	—	79,956
Rights^	7	—	—	7
Warrants^	2,692	—	—	2,692
Corporate Debt Securities^	—	124,345	—	124,345
Bank Loan Obligations
Advertising	—	65,181	—	65,181
Aerospace & Defense	—	39,955	—	39,955
Commercial Services & Supplies	—	54,585	8,044	62,629
Diversified Financial Services	—	99,782	—	99,782
Energy Equipment & Services	—	—	2,010	2,010
Hotels, Restaurants & Leisure	—	53,233	—	53,233
Internet Software & Services	—	107,772	50,000	157,772
Media	—	56,572	—	56,572
Oil & Gas Services	—	50,282	—	50,282
Software	—	—	50,000	50,000
Telecommunications	—	21,964	—	21,964
Total Bank Loan Obligations	—	549,326	110,054	659,380
Purchased Options	30,077	7	—	30,084
Short-Term Investments	—	1,681,768	—	1,681,768
Total Long Positions	4,566,052	2,361,976	110,054	7,038,082

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 5/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of 6/30/14	Net change in unrealized appreciation/ (depreciation) from investments still held as of 6/30/14
Investments in Securities:
Bank Loan Obligations

Commercial Services & Supplies	$—	$—	$(145)	$8,189	$—	$—	$—	$8,044	$(145)
Energy Equipment & Services	—	—	(5)	2,015	—	—	—	2,010	(5)
Internet Software & Services	—	2	498	49,500	—	—	—	50,000	498
Software	—	—	500	49,500	—	—	—	50,000	500
Total	$—	$2	$848	$109,204	$—	$—	$—	$110,054	$848

Securities categorized as Level 3 are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the period ended June 30, 2014, there were no transfers among any levels.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of June 30, 2014:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$1,344	$—	$1,344
Total return swaps	—	1,685	—	1,685
Total	$—	$3,029	$—	$3,029

The following is a summary categorized by Level of inputs used to value the Fund's investments as of June 30, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short^	$(1,010,408)	$—	$—	$(1,010,408)
Exchange Traded Funds Sold Short	(788,874)	—	—	(788,874)
Total Short Positions	$(1,799,282)	$—	$—	$(1,799,282)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of June 30, 2014:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(2,081)	$—	$(2,081)
Equity swaps	—	(1,111)	—	(1,111)
Total return swaps	—	(3,615)	—	(3,615)
Options written	(3,468)	—	—	(3,468)
Total	$(3,468)	$(6,807)	$—	$(10,275)

##  At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $6,884,925. Gross unrealized appreciation of investments was $212,655 and gross unrealized depreciation of investments was $59,498, resulting in net unrealized appreciation of $153,157 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

^^  All or a portion of this security has not settled as of June 30, 2014 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

±  At June 30, 2014, the Fund had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Allergan, Inc., Call	1	$165	July 2014	$(740)
AT&T, Inc., Call	5	40	June 2015	(150)
BioDelivery Sciences International, Inc., Call	1	10	September 2014	(305)
CBS Corp. Class B, Call	7	80	July 2014	(14)
DIRECTV, Call	3	85	August 2014	(603)
DISH Network Corp. Class A, Call	1	67.5	July 2014	(215)
Fusion-io, Inc., Call	1	12	September 2014	(9)
Move, Inc., Call	3	15	July 2014	(210)
Nuance Communications, Inc., Call	1	20	July 2014	(25)
Time Warner Cable, Inc., Call	1	140	July 2014	(720)
Time Warner Cable, Inc., Call	1	145	July 2014	(341)
T-Mobile US, Inc., Call	2	35	July 2014	(76)
Weight Watchers International, Inc., Put	2	15	October 2014	(60)
Total				$(3,468)

≠  Security had an event of default.

£  At June 30, 2014, the Fund had pledged securities in the amount of $1,875,332 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

¢  All or a portion of this security was purchased on a delayed delivery basis.

f  Value of the security was determined using methods the Board has approved in the good faith belief that the resulting valuation will reflect the fair value of the security.

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration,

See Notes to Financial Statements

Notes to Schedule of Investments Absolute Return Multi-Manager Portfolio (Unaudited) (cont'd)

may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2014, these securities amounted to $66,515 or 1.0% of net assets for the Fund.

N  These securities have been deemed by the investment manager to be illiquid. At June 30, 2014, these securities amounted to $121,962 or 1.9% of net assets for the Fund.

Ø  All or a portion of this security or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options written and/or forward foreign currency contracts and/or swaps.

ØØ  At June 30, 2014, the Fund had deposited $1,935,620 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2014 and their final maturities.

††  As of June 30, 2014, the value of unfunded loan commitments was $40,831 pursuant to the following loan agreements:

Borrower	Principal Amount	Value
Texas Competitive Electric Holdings Co. LLC, Term Loan, due 5/5/16	$871	$876
The SI Organization, Inc., 1st Lien Delayed Draw Term Loan, due 11/23/19	5,841	5,852
The SI Organization, Inc., 1st Lien Term Loan, due 10/24/19	31,043	31,101
The SI Organization, Inc., 2nd Lien Term Loan, due 5/7/20	3,000	3,002

†††  See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at June 30, 2014.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$7,038,082
Deposits with brokers for short sales (Note A-11)	1,935,620
Dividends and interest receivable	5,855
Foreign tax reclaims	80
Receivable for securities sold	354,295
Receivable from administrator—net (Note B)	113,574
Total return swaps, at value (Note A-13)	1,685
Receivable for open forward foreign currency contracts (Note A-13)	1,344
Total Assets	9,450,535
Liabilities
Investments sold short, at value** (Note A)	1,799,282
Options contracts written, at value*** (Note A)	3,468
Due to custodian	30,530
Foreign currency due to custodian*	68,248
Dividends and interest payable for short sales	924
Total return swaps, at value (Note A-13)	3,615
Equity swaps, at value (Note A-13)	1,111
Payable to investment manager (Note B)	9,163
Payable for securities purchased	855,768
Payable for open forward foreign currency contracts (Note A-13)	2,081
Accrued expenses and other payables	99,000
Total Liabilities	2,873,190
Net Assets	$6,577,345
Net Assets consist of:
Paid-in capital	$6,500,000
Undistributed net investment income (loss)	(12,614)
Accumulated net realized gains (losses) on investments	4,731
Net unrealized appreciation (depreciation) in value of investments	85,228
Net Assets	$6,577,345
Shares Outstanding ($.001 par value; unlimited shares authorized)	650,000
Net Asset Value, offering and redemption price per share
Class S	$10.12
*Cost of Investments:
Unaffiliated issuers	$6,884,925
Total cost of foreign currency	$(68,200)
**Proceeds from investments sold short	$1,736,321
***Premium received from options written	$2,442

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
For the Period from May 1, 2014 (Commencement of Operations) to June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$18,881
Interest income—unaffiliated issuers	1,222
Foreign taxes withheld (Note A)	(475)
Total income	$19,628
Expenses:
Investment management fees (Note B)	18,526
Administration fees (Note B)	3,269
Distribution fees (Note B)	2,724
Organization expense (Note A-8)	44,404
Audit fees	11,516
Custodian and accounting fees (Note A)	24,898
Legal fees	22,408
Shareholder reports	4,979
Trustees' fees and expenses	5,976
Prime broker fees	3,998
Short sales expense (Note A-11)	6,083
Total expenses	148,781
Expenses reimbursed by Management (Note B)	(116,539)
Total net expenses	32,242
Net investment income (loss)	$(12,614)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	19,884
Sales of investment securities of unaffiliated issuers sold short	(20,927)
Forward foreign currency contracts	2,290
Foreign currency	(1,246)
Options written	5,200
Swap contracts	(470)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	153,157
Unaffiliated investment securities sold short	(62,961)
Forward foreign currency contracts	(737)
Foreign currency	(142)
Options written	(1,026)
Swap contracts	(3,063)
Net gain (loss) on investments	89,959
Net increase (decrease) in net assets resulting from operations	$77,345

See Notes to Financial Statements

Statement of Changes in Net Assets (Unaudited)

Neuberger Berman Advisers Management Trust

ABSOLUTE RETURN MULTI- MANAGER PORTFOLIO
Period from May 1, 2014 (Commencement of Operations) to June 30, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(12,614)
Net realized gain (loss) on investments	4,731
Change in net unrealized appreciation (depreciation) of investments	85,228
Net increase (decrease) in net assets resulting from operations	77,345
From Fund Share Transactions (Note D):
Proceeds from shares sold	6,500,000
Net increase (decrease) from Fund share transactions	6,500,000
Net Increase (Decrease) in Net Assets	6,577,345
Net Assets:
Beginning of period	—
End of period	$6,577,345
Undistributed net investment income (loss) at end of period	$(12,614)

See Notes to Financial Statements

Notes to Financial Statements Absolute Return Multi-Manager Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Absolute Return Multi-Manager Portfolio (the "Fund") had no operations until May 1, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders and are recorded on the ex-date.

8  Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $44,404, and are reflected in "Organization expense" in the Statement of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral. Proceeds maintained by the lender are included in "Deposits with brokers for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. As of June 30, 2014, the Fund had pledged cash in the amount of $1,935,620 to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. At June 30, 2014, the Fund had pledged securities in the amount of $1,875,328 to cover collateral requirements for borrowing in connection with securities sold short.

12  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

13  Derivative instruments: During the period ended June 30, 2014, the Fund's use of derivatives, as described below, was limited to equity swaps, total return swaps, forward foreign currency contracts, written option transactions and purchased option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Equity swap contracts: During the period ended June 30, 2014, the Fund used equity swap contracts ("equity swaps") to provide investment exposure to certain foreign investments. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that the adviser or subadviser, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund is recorded as realized gains or losses.

At June 30, 2014, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives or pays the total return on a portfolio of long and short positions and pays or receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the portfolio.	$(1,111)

*  The following table represents the individual long and short positions and related values within equity swaps as of June 30, 2014.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Australia
Aquila Resources Ltd.	914	$2,917	$(4)
Australand Property Group	1,753	7,585	(246)
PanAust Ltd.	249	515	13
Papillon Resources Ltd.	499	885	5
SAI Global Ltd.	861	4,178	(29)
SFG Australia Ltd.	1,730	1,407	(12)
			(273)
Austria
Telekom Austria AG	1,127	11,011	8
Brazil
MMX Mineracao e Metalicos SA	7,472	8,937	1,546
Canada
Athabasca Oil Corp.	3,023	22,306	(605)
Caracal Energy, Inc.	330	3,076	19
			(586)
France
Alstom SA	28	1,068	(48)
Bourbon SA	201	6,491	(177)
Bouygues SA	142	6,462	(553)
Caisse Regionale de Credit Agricole Mutuel d'Ille et Vilaine	8	711	(42)
Caisse Regionale de Credit Agricole Mutuel Alpes Provence	7	657	—
Credit Agricole Atlantique Vendee CCI	10	1,331	(51)
Credit Agricole de la Touraine et du Poitou	1	93	(1)
Credit Agricole de Normandie-Seine	12	1,763	(97)
Credit Agricole Loire Haute-Loire	6	556	(7)
Credit Agricole Nord de France CCI	49	1,164	(43)
Generale de Sante SA	46	1,052	28
Groupe Steria SCA	58	1,609	(90)
Technip SA	62	6,650	132
			(949)
Ireland
Fyffes PLC	736	1,181	(40)
Shire PLC	132	9,828	495
			455
Italy
Italcementi SpA	152	1,509	(73)
Mediobanca SpA	434	4,532	(206)
Telecom Italia SpA	4,305	4,347	(94)
			(373)

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Netherlands
Koninklijke KPN NV	331	$1,238	$(32)
Royal Dutch Shell PLC	250	10,176	171
Ziggo NV	3,094	138,838	4,233
			4,372
Portugal
Galp Energia SGPS SA	360	6,634	(38)
Spain
Atresmedia Corp de Medios de Comunicaion SA	310	4,904	(464)
Mediaset Espana Comunicacion SA	420	4,998	(99)
			(563)
Switzerland
Glencore PLC	1,750	9,583	167
United Kingdom
Anglo American PLC	390	10,238	(693)
AstraZeneca PLC	36	2,701	(27)
Dixons Retail PLC	6,245	5,269	53
GAME Digital PLC	1,100	3,765	104
Heritage Oil PLC	789	4,271	50
Infinis Energy PLC	2,420	9,117	405
ITV PLC	2,110	6,716	(281)
Jazztel PLC	126	1,900	(106)
Kentz Corp Ltd.	286	4,551	(19)
Lloyds Banking Group PLC	5,100	6,891	(411)
Mecom Group PLC	287	751	—
Smith & Nephew PLC	741	13,609	(433)
Telecity Group PLC	870	10,614	612
Wolfson Microelectronics PLC	438	1,747	(12)
			(758)
United States
Brookfield Property Partners LP	401	7,493	876
Safeway, Inc.	1,082	36,965	191
			1,067
Total Long Positions of Portfolio Equity Swap Contracts			4,075
Short Positions
Australia
IOOF Holdings Ltd.	(181)	(1,441)	7

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
France
Danone SA	(176)	$(13,017)	$(55)
LVMH Moet Hennessy Louis Vuitton SA	(67)	(12,939)	21
Lyxor ETF STOXX Europe 600 Banks	(38)	(1,113)	18
			(16)
Italy
Assicurazioni Generali SpA	(108)	(2,441)	74
GTECH SpA	(59)	(1,496)	54
Telecom Italia SpA	(1,850)	(2,412)	68
			196
South Korea
Halla Visteon Climate Control Corp.	(205)	(8,701)	(579)
United Kingdom
AMEC PLC	(297)	(6,313)	137
British Sky Broadcasting Group PLC	(620)	(9,332)	(260)
Carphone Warehouse Group PLC	(968)	(5,334)	(10)
Liberty Global PLC Series A	(458)	(19,191)	(1,061)
Liberty Global PLC Series C	(1,112)	(44,393)	(2,656)
			(3,850)
Total Short Positions of Portfolio Equity Swap Contracts			(4,242)
Total Long and Short Positions of Portfolio Equity Swap Contracts			(167)
Financing Costs and Other Payables			(944)
Equity Swap Contracts, at Value			$(1,111)

(a)  Notional value represents the market value (including any fees or commissions) of the long and short positions when they are established.

(b)  For the period ended June 30, 2014, the average notional value of equity swaps was $375,986 for long positions and $(127,888) for short positions, respectively.

Total return swap contracts: During the period ended June 30, 2014, the Fund used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

At June 30, 2014, the outstanding total return swap contracts were as follows:

			Rate Type
Swap Counterparty	Notional Amount(1)	Termination Date	Variable-rate Payments Made/ (Received) by the Fund		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Upfront Payments	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$2,170	May 14, 2015	(0.153	)%(2)	AMBEV SA	$(15)	$(747)	$—	$(762)
J.P. Morgan Chase Bank, N.A.	1,500	May 14, 2015	(0.211	)(3)	Anhui Conch Cement Co. Ltd.	79	(452)	—	(373)
J.P. Morgan Chase Bank, N.A.	8,000	May 14, 2015	(0.211	)(3)	China Construction Bank	(5)	582	—	577
J.P. Morgan Chase Bank, N.A.	12,000	May 14, 2015	0.211	(3)	Chongging Rural Commercial Bank	360	284	—	644
J.P. Morgan Chase Bank, N.A.	4,810	May 14, 2015	0.153	(4)	Piraeus Bank SA	(26)	(876)	—	(902)
J.P. Morgan Chase Bank, N.A.	2,000	May 14, 2015	Various (0.210 to 0.211)(3)		Sands China Ltd.	125	317	22	464
J.P. Morgan Chase Bank, N.A.	44,261	May 14, 2015	0.109	(5)	The EURO STOXX 50 Index	(210)	(1,318)	—	(1,528)
J.P. Morgan Chase Bank, N.A.	630	May 14, 2015	(0.153	)(2)	Via Varejo	(6)	(44)	—	(50)
Totals						$302	$(2,254)	$22	$(1,930)

(1)  For the period ended June 30, 2014, the average notional value of total return swap contracts was $60,728.

(2)  1 month LIBOR plus 0.60% at June 15, 2014.

(3)  1 month HIBOR plus 0.50% at June 15, 2014.

(4)  1 month LIBOR plus 1.75% at June 15, 2014.

(5)  1 month EURIBOR minus 0.65% at June 15, 2014.

Forward foreign currency contracts: During the period ended June 30, 2014, the Fund entered into forward foreign currency contracts ("forward contracts") to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At June 30, 2014, open forward contracts for the Fund were as follows:

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	2,700	$2,464	08/20/14	$63
Euro	J.P. Morgan Chase Bank, N.A.	33,600	45,835	08/20/14	182
New Zealand Dollar	J.P. Morgan Chase Bank, N.A.	4,200	3,605	08/20/14	55
Norwegian Krone	J.P. Morgan Chase Bank, N.A.	40,400	6,795	08/20/14	(221)
Philippine Peso	J.P. Morgan Chase Bank, N.A.	929,700	21,207	08/20/14	71
Pound Sterling	J.P. Morgan Chase Bank, N.A.	200	338	08/20/14	4
South African Rand	J.P. Morgan Chase Bank, N.A.	85,570	7,913	08/20/14	66
Swiss Franc	J.P. Morgan Chase Bank, N.A.	14,700	16,545	08/20/14	39
Total					$259

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A.	32,500	$30,259	08/20/14	$(274)
Canadian Dollar	J.P. Morgan Chase Bank, N.A.	6,810	6,244	08/20/14	(130)
Euro	J.P. Morgan Chase Bank, N.A.	47,000	63,906	07/31/14	(459)
Euro	J.P. Morgan Chase Bank, N.A.	70,560	96,553	08/20/14	(84)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A.	7,500	968	08/20/14	1
Japanese Yen	J.P. Morgan Chase Bank, N.A.	8,057,790	78,844	08/20/14	(725)
New Zealand Dollar	J.P. Morgan Chase Bank, N.A.	4,200	3,599	08/20/14	(61)
Philippine Peso	J.P. Morgan Chase Bank, N.A.	929,700	21,265	08/20/14	(13)
South African Rand	J.P. Morgan Chase Bank, N.A.	397,400	37,915	08/20/14	863
Swiss Franc	J.P. Morgan Chase Bank, N.A.	9,100	10,152	08/20/14	(114)
Total					$(996)

For the period ended June 30, 2014, the Fund's investments in forward contracts had an average value of $248,098.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding options are held in escrow by the custodian bank.

Written option transactions were used in an attempt to generate incremental returns for the Fund for the period ended June 30, 2014. Written option transactions for the Fund for the period ended June 30, 2014 were:

	Number of Contracts	Premiums
Outstanding at May 1, 2014*	—	$—
Options written	93	11,980
Options terminated in closing Purchase transactions	(40)	(6,534)
Options exercised	(2)	(281)
Options expired	(22)	(2,723)
Outstanding at June 30, 2014	29	$2,442

*  The Fund commenced operations on May 1, 2014.

For the period ended June 30, 2014, the Fund had an average market value of $3,412 in written options.

Premiums paid by the Fund upon purchasing a covered call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of the Fund to certain securities and enhance returns for the period ended June 30, 2014. Purchased option transactions for the Fund for the period ended June 30, 2014 were:

	Number of Contracts	Premiums
Outstanding at May 1, 2014*	—	$—
Options purchased	184	46,974
Options terminated in closing Sale transactions	(31)	(9,199)
Options exercised	—	—
Options expired	(40)	(4,830)
Outstanding at June 30, 2014	113	$32,945

*  The Fund commenced operations on May 1, 2014.

For the period ended June 30, 2014, the Fund had an average market value of $20,222 in purchased options.

At June 30, 2014, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Total return swaps	Total return swaps, at value	$—	$1,685	$1,685
Forward contracts	Receivable for open forward foreign currency contracts	1,344	—	1,344
Purchased options	Investments in securities, at value	—	30,084	30,084
Total Value—Assets		$1,344	$31,769	$33,113

Liability Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Equity swaps, at value	$—	$(1,111)	$(1,111)
Total return swaps	Total return swaps, at value	—	(3,615)	(3,615)
Forward contracts	Payable for open forward foreign currency contracts	(2,081)	—	(2,081)
Option contracts written	Option contracts written, at value	—	(3,468)	(3,468)
Total Value—Liabilities		$(2,081)	$(8,194)	$(10,275)

The impact of the use of these derivative instruments on the Statement of Operations during the period ended June 30, 2014, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	$2,290	$—	$2,290
Option contracts written	Net realized gain (loss) on: options written	—	5,200	5,200
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	(3,463)	(3,463)
Swap contracts	Net realized gain (loss) on: swap contracts	—	(470)	(470)
Total Realized Gain (Loss)		$2,290	$1,267	$3,557

Change in Appreciation
(Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	$(737)	$—	$(737)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: options written	—	(1,026)	(1,026)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	(2,861)	(2,861)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	—	(3,063)	(3,063)
Total Change in Appreciation (Depreciation)		$(737)	$(6,950)	$(7,687)

During the current reporting period, the Fund adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of June 30, 2014.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Total return swap contracts	$1,685	$—	$1,685
Forward contracts	1,344	—	1,344
Total	$3,029	$—	$3,029

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank, N.A.	$3,029	$(3,029)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Equity swap contracts	$(1,111)	$—	$(1,111)
Total return swap contracts	$(3,615)	—	(3,615)
Forward contracts	(2,081)	—	(2,081)
Total	$(6,807)	$—	$(6,807)

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank, N.A.	$(6,807)	$3,029	$—	$(3,778)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of June 30,2014, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of June 30, 2014.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the period ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.70% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its annual operating expenses (excluding interest, taxes, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the period ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, December 31, 2014(2)
	Contractual Expense Limitation(1)	Expiration	Subject to Repayment Until December 31, 2017
Class S	2.40%	12/31/17	$ 116,539

(1) Expense limitation per annum of the Fund's average daily net assets.

(2)  Period from May 1, 2014 (Commencement of Operations) to June 30, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Fund, is retained by Management to provide day-to-day investment management services, including oversight of the Fund's investments and handling its day-to-day business, including oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM engage Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP as subadvisers to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from the Fund.

The Fund also has a distribution agreement with Management with respect to Class S. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class S and bears advertising and promotion expenses.

Management receives fees from Class S under its distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the class, Management's activities and expenses related to the sale and distribution of the class, and ongoing services provided to investors in the class, Management receives from the class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to the class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Note C—Securities Transactions:

During the period ended June 30, 2014, there were purchase and sale transactions of long-term securities (excluding swap contracts, forward foreign currency contracts and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$6,715,317	$2,630,012	$1,645,031	$914,609

During the period ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended June 30, 2014 was as follows:

	For the Period Ended June 30, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class S(1)	650,000	—	—	650,000

(1)  Period from May 1, 2014 (Commencement of Operation) to June 30, 2014.

Note E—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

Absolute Return Multi-Manager Portfolio

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S
	Period from May 1, 2014^ to June 30, 2014 (Unaudited)
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.02)
Net Gains or Losses on Securities (both realized and unrealized)	0.14
Total From Investment Operations	0.12
Net Asset Value, End of Period	$10.12
Total Return††	1.20	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$6.6
Ratio of Gross Expenses to Average Net Assets#@	10.26	%*
Ratio of Gross Expenses to Average Net Assets@ (excluding dividend and interest expenses on securities sold short)@	9.70	%*
Ratio of Net Expenses to Average Net Asset@	2.96	%*
Ratio of Net Expenses to Average Net Assets@ (excluding dividend and interest expenses on securities sold short)@	2.40	%*
Ratio of Net Investment Income/(Loss) to Average Net Assets@	(1.16	)%*
Portfolio Turnover Rate (including securities sold short)	65	%**
Portfolio Turnover Rate (excluding securities sold short)	30	%**

See Notes to Financial Highlights

Notes to Financial Highlights Absolute Return
Multi-Manager Portfolio (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

‡  Calculated based on the average number of shares outstanding during the fiscal period.

#  Represents the annualized ratio of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

^  The date investment operations commenced.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

At meetings held on January 23, 2014 and March 26—27, 2014, the Board of Trustees ("Board") of Neuberger Berman Advisers Management Trust ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), evaluated and approved the management agreement with Management (the "Management Agreement"), the advisory agreement between NB Alternative Investment Management LLC ("NBAIM") and Management (the "Advisory Agreement") and the separate sub-advisory agreements among Management, NBAIM and each of the following subadvisers (each a "Subadviser"): Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Lazard Asset Management LLC, Levin Capital Strategies, L.P., Loeb Arbitrage Management LP, SLS Management, LLC, Sound Point Capital Management, L.P. and Visium Asset Management, LP (each, a "Sub-Advisory Agreement" and collectively with the Management Agreement and the Advisory Agreement, the "Agreements") with respect to Absolute Return Multi-Manager Portfolio (the "Fund").

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by the Board and counsel for the Independent Fund Trustees. The Board also met with senior representatives of Management, NBAIM and each Subadviser regarding their personnel, operations and financial conditions. All of the Subadvisers also serve as subadvisers for one or more other Neuberger Berman Funds, and the meetings with those Subadvisers took place at prior Board meetings. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus on specific areas relevant to the contract review.

The Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management. The Independent Fund Trustees received from independent counsel memoranda discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with such counsel together with and separately from representatives of Management and NBAIM.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by each of Management, NBAIM and the Subadvisers; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of each Agreement to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM and each Subadviser, and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management, NBAIM and each Subadviser who would perform services for the Fund. With respect to each Subadviser, the Board reviewed the performance for accounts managed by the Subadviser that were substantially similar in strategy to the strategy the Subadviser will use for the Fund, noting that those accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees of the Board approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted the likelihood that under the multi-manager arrangement, Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM would be responsible for allocating the Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and the Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's process for managing risk. In addition, the Board noted the positive compliance history of Management and NBAIM, as each firm has been free of significant reported compliance problems. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM. The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and depth of the compliance programs of Management, NBAIM and each Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Fund. The Board also considered the manner in which Management addressed various non-routine matters that have arisen from time to time, some of them a result of developments in the broader fund industry or the regulations governing it. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadviser, and the types of benefits potentially derived from such services by the Subadviser, the Fund and other clients of the Subadviser.

The Board also noted the performance, over various periods, of another fund that was managed by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board understood, however, that there was no assurance that performance of the Fund would be the same as that of the similar fund, and that the two funds were in fact likely to perform differently.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a group of broadly comparable funds and any fall-out benefits likely to accrue to Management and NBAIM or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a group of broadly comparable funds. The Board discussed with Management the limitations of the comparison group presented and Management's representation that there is no true peer group of funds in the marketplace. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee proposed to be paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and overall expense ratios of the peer group. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser.

The Board did, however, consider the proposed allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees proposed to be retained by each. The Board noted, however, that Management, and not the Fund, would pay the fee to NBAIM and the Subadvisers and therefore the fees charged by the Subadvisers will not change the overall expenses of the Fund. The Board also noted that the fees to be paid to each Subadviser were also presumably negotiated by Management, NBAIM and each Subadviser at arm's length. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection of subadvisers.

The Board also considered an estimate of the costs of the services to be provided and estimated profits or losses that would be realized by each Subadviser, as well as the fees each Subadviser charges for similar products. The Board also considered fees charged to another fund managed by Management and NBAIM that uses similar investment strategies as the Fund, as well as the fees charged to other accounts managed by the Subadvisers that use some of the same strategies proposed to be used by the Fund. The Board considered whether the Fund's proposed fee structure provides for a reduction of payments resulting from the use of breakpoints. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management, NBAIM and each Subadviser by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management, NBAIM and each Subadviser by virtue of their relationship to the Fund were reasonable in light of the expected costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Neuberger Berman
Advisers Management Trust

Balanced Portfolio

I Class Shares

Semi-Annual Report

June 30, 2014

B0731 08/14

Balanced Portfolio Commentary

The Neuberger Berman Advisors Management Trust (AMT) Balanced Portfolio Class I generated a 1.18% total return for the six months ended June 30, 2014. The Portfolio's equity component underperformed the Russell Midcap® Growth Index, which returned 6.51% during the period, and its fixed income component matched the Barclays U.S. 1-3 Year Government/Credit Index, which returned 0.56% for the period.

Equities

The first half of 2014 proved to be a roller coaster ride for equity investors, highlighted by the bottom falling out of high-expectation growth stocks, amid interest rate hike and valuation concerns, and their swift re-ascension as the period closed. The six-month period also offered unexpected macro twists and turns, courtesy of sudden instability in Ukraine and Iraq, a reemergence of U.S. political acrimony, Rep. Eric Cantor's surprising primary defeat and inflation handwringing generated by headlines around the cost of various input commodities (raw materials such as cotton, oil, copper and the like).

We believe the argument for "stomaching" this ride centered on compelling corporate fundamentals and the return of capital investment. Generally strong earnings and reasonable earnings guidance from companies did not, in our view, validate the market's rotation away from higher growth and higher expectation companies, while merger activity, from headline-grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our opinion, that companies finally appear ready to shift the focus back toward growth and expand their franchises through capital reinvestment.

Looking broadly at the equity portfolio's sector positioning, performance relative to the benchmark was negatively impacted by stock selection across the majority of relevant growth sectors, particularly within Industrials. However, any discussion of industry- or security-level attribution ultimately leads back to the aforementioned sharp rotation away from higher beta stocks, which resulted in meaningful gains being surrendered across key growth segments, most notably within Information Technology and Health Care. Given that the market's rotation away from higher growth and higher expectation stocks and the resulting performance headwind was in our view primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the short-term volatility.

We still believe that U.S. equities remain an attractive place to be. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout 2014. In addition to our perspective on the bottom lines and stronger qualitative characteristics of the mid cap companies we seek out, we also view the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, seemingly pent-up corporate and consumer demand and the absence of either extreme investor pessimism or euphoria as indicators that, despite the debatable advanced "age" of this current cycle, this is a market that we believe will continue to demonstrate resiliency and still has the potential for upward momentum into the foreseeable future.

Fixed Income

When the reporting period began, we had expectations for improving economic growth, continued U.S. Federal Reserve (Fed) asset purchase tapering and rising U.S. Treasury yields. While the Fed did announce additional tapering at its four meetings during the period, the contracting economy during the first quarter and several flights to quality caused intermediate and longer-term Treasury yields to decline. Over the six-month period, the yield curve flattened, with the yield on the two-year Treasury rising eight basis points (bps) and the 10-year Treasury yield declining 50 bps. Non-Treasury securities outperformed comparable Treasuries during the reporting period. Among the best performers in the market were emerging market debt securities, investment grade corporate bonds and Treasury Inflation-Protected Securities.

In terms of sectors, the fixed income portfolio's allocation to mortgage-backed securities (MBS) contributed to performance relative to the benchmark. The portfolio's underweight positioning in non-corporate credit, which includes foreign sovereigns and agency securities, detracted from results during the period.

1

The fixed income portfolio maintained its broad positioning during the reporting period, with an overweight to the spread sectors (nongovernmental fixed income investments with higher yields and greater risk than governmental investments) and an underweight to Treasuries. However, several adjustments were made to the portfolio, including adding to allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), while paring Treasury exposure. We also actively participated in the investment grade corporate bond new issuance market and sold certain positions that we felt were fully valued and where we felt there were potential event risks. Overall, the portfolio's allocation to investment grade corporate bonds declined during the reporting period.

Given the sharp contraction in gross domestic product (GDP) during the first quarter, we believe growth for the year as a whole will likely be less robust than previously anticipated. Still, what we consider the root causes for the setback—severe winter weather and an inventory drawdown—are behind us and, in our opinion, the economy appears to have quickly regained its footing. In our view, one factor that warrants close attention going forward is consumer spending, as it accounts for approximately two-thirds of GDP.

Turning to the Fed, we anticipate the end of its asset purchases in the fourth quarter of 2014. However, we believe the central bank may push back its timeframe to reduce the reinvestment of maturing agency mortgage-backed securities and Treasuries. In terms of raising rates, we do not believe the Fed will move into action until late 2015 or early 2016. Against this backdrop, we anticipate maintaining our long-held strategy of overweighting non-Treasury sectors, which we feel is appropriate in seeking favorable risk-adjusted returns.

Sincerely,

KENNETH J. TUREK, THOMAS SONTAG,
MICHAEL FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Balanced Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	5.9%
Common Stock	66.8
Corporate Debt	11.3
Mortgage-Backed Securities	11.6
U.S. Treasury Securities	3.4
Short-Term Investments	1.6
Liabilities, less cash, receivables and other assets	(0.6)
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Balanced Portfolio Class I	02/28/1989	1.18%	12.70%	12.26%	5.42%	6.86%
Barclays U.S. 1-3 Year Government/ Credit Index[1,2]		0.56%	1.14%	1.73%	2.96%	5.18%
Russell Midcap® Growth Index[1,2]		6.51%	26.04%	21.16%	9.83%	10.98%
Russell Midcap® Index[1,2]		8.67%	26.85%	22.07%	10.43%	12.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.04% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers.

3

Endnotes

1 The date used to calculate Life of Fund performance for the index is February 28, 1989, the Portfolio's commencement of operations.

2 The Barclays U.S. 1-3 Year Government/Credit Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and investment-grade corporate securities. The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST BALANCED PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class I	$1,000.00	$1,011.80	$9.23
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

* Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Balanced Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (66.8%)
Aerospace & Defense (0.6%)
1,000	BE Aerospace, Inc.	$92,490	*
Airlines (0.7%)
1,100	Alaska Air Group, Inc.	104,555
Auto Components (0.6%)
1,250	BorgWarner, Inc.	81,488
Banks (0.6%)
800	SVB Financial Group	93,296	*
Biotechnology (2.9%)
900	Alexion Pharmaceuticals, Inc.	140,625	*
1,000	Alkermes PLC	50,330	*
1,750	BioMarin Pharmaceutical, Inc.	108,867	*
1,250	Cubist Pharmaceuticals, Inc.	87,275	*
500	Incyte Corp. Ltd.	28,220	*
		415,317
Building Products (0.7%)
2,500	Fortune Brands Home & Security, Inc.	99,825
Capital Markets (1.8%)
800	Affiliated Managers Group, Inc.	164,320	*
2,000	Raymond James Financial, Inc.	101,460
		265,780
Chemicals (0.6%)
2,000	PolyOne Corp.	84,280
Commercial Services & Supplies (1.0%)
1,250	Stericycle, Inc.	148,025	*
Communications Equipment (1.7%)
2,350	ARRIS Group, Inc.	76,445	*
2,750	Aruba Networks, Inc.	48,180	*
500	F5 Networks, Inc.	55,720	*
700	Palo Alto Networks, Inc.	58,695	*
		239,040
Consumer Finance (0.6%)
1,500	Portfolio Recovery Associates, Inc.	89,295	*
Containers & Packaging (1.0%)
2,000	Packaging Corp. of America	142,980
NUMBER OF SHARES		VALUE†
Distributors (0.7%)
3,750	LKQ Corp.	$100,088	*
Diversified Financial Services (0.7%)
500	Intercontinental Exchange, Inc.	94,450
Electrical Equipment (1.0%)
2,750	AMETEK, Inc.	143,770
Electronic Equipment, Instruments & Components (2.6%)
950	Amphenol Corp. Class A	91,523
3,000	CDW Corp.	95,640
3,000	Trimble Navigation Ltd.	110,850	*
1,000	Zebra Technologies Corp. Class A	82,320	*
		380,333
Energy Equipment & Services (1.0%)
600	Dril-Quip, Inc.	65,544	*
1,000	Oceaneering International, Inc.	78,130
		143,674
Food & Staples Retailing (0.6%)
1,000	PriceSmart, Inc.	87,040
Food Products (0.7%)
3,000	WhiteWave Foods Co.	97,110	*
Health Care Equipment & Supplies (1.1%)
500	Cooper Cos., Inc.	67,765
3,000	Wright Medical Group, Inc.	94,200	*
		161,965
Health Care Providers & Services (3.5%)
2,750	Acadia Healthcare Co., Inc.	125,125	*
2,500	Envision Healthcare Holdings, Inc.	89,775	*
2,000	HealthSouth Corp.	71,740
50	IPC The Hospitalist Co., Inc.	2,211	*
1,150	Omnicare, Inc.	76,555
750	Universal Health Services, Inc. Class B	71,820
1,000	WellCare Health Plans, Inc.	74,660	*
		511,886
Health Care Technology (0.9%)
2,500	Cerner Corp.	128,950	*

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (2.3%)
700	Buffalo Wild Wings, Inc.	$115,997	*
4,250	MGM Resorts International	112,200	*
1,250	Starwood Hotels & Resorts Worldwide, Inc.	101,025
		329,222
Household Products (0.6%)
1,150	Church & Dwight Co., Inc.	80,443
Industrial Conglomerates (0.8%)
800	Roper Industries, Inc.	116,808
Internet & Catalog Retail (0.4%)
1,500	HomeAway, Inc.	52,230	*
Internet Software & Services (0.8%)
750	Akamai Technologies, Inc.	45,795	*
1,000	Demandware, Inc.	69,370	*
		115,165
IT Services (2.3%)
700	Alliance Data Systems Corp.	196,875	*
750	Fiserv, Inc.	45,240	*
700	FleetCor Technologies, Inc.	92,260	*
		334,375
Leisure Products (0.6%)
650	Polaris Industries, Inc.	84,656
Life Sciences Tools & Services (1.2%)
750	ICON PLC	35,333	*
800	Illumina, Inc.	142,832	*
		178,165
Machinery (1.4%)
900	Dover Corp.	81,855
1,350	Pall Corp.	115,277
100	Pentair PLC	7,212
		204,344
Media (0.4%)
1,750	Pandora Media, Inc.	51,625	*
Multiline Retail (1.0%)
1,750	Dollar Tree, Inc.	95,305	*
2,500	Tuesday Morning Corp.	44,550	*
		139,855
NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (2.6%)
1,350	Antero Resources Corp.	$88,600	*
2,750	Cabot Oil & Gas Corp.	93,885
850	Concho Resources, Inc.	122,825	*
1,250	Oasis Petroleum, Inc.	69,863	*
		375,173
Pharmaceuticals (2.1%)
3,500	Akorn, Inc.	116,375	*
2,500	Auxilium Pharmaceuticals, Inc.	50,150	*
3,000	Horizon Pharma, Inc.	47,460	*
1,750	Mylan, Inc.	90,230	*
		304,215
Professional Services (2.2%)
1,250	Advisory Board Co.	64,750	*
1,350	On Assignment, Inc.	48,019	*
2,500	Verisk Analytics, Inc. Class A	150,050	*
1,000	WageWorks, Inc.	48,210	*
		311,029
Real Estate Management & Development (0.7%)
750	Jones Lang LaSalle, Inc.	94,793
Road & Rail (1.3%)
1,250	J.B. Hunt Transport Services, Inc.	92,225
1,400	Old Dominion Freight Line, Inc.	89,152	*
		181,377
Semiconductors & Semiconductor Equipment (3.8%)
2,750	Avago Technologies Ltd.	198,192
750	Lam Research Corp.	50,685
2,000	Microchip Technology, Inc.	97,620
1,750	Monolithic Power Systems, Inc.	74,113
2,000	NXP Semiconductors NV	132,360	*
		552,970
Software (5.1%)
4,250	Activision Blizzard, Inc.	94,775
3,000	Aspen Technology, Inc.	139,200	*
1,000	Autodesk, Inc.	56,380	*
2,150	Electronic Arts, Inc.	77,120	*
2,500	Informatica Corp.	89,125	*
1,000	ServiceNow, Inc.	61,960	*
1,100	Splunk, Inc.	60,863	*
1,150	Synchronoss Technologies, Inc.	40,204	*
400	Ultimate Software Group, Inc.	55,268	*
700	Workday, Inc. Class A	62,902	*
		737,797

See Notes to Schedule of Investments

7

NUMBER OF SHARES		VALUE†
Specialty Retail (5.4%)
750	Advance Auto Parts, Inc.	$101,190
1,150	Cabela's, Inc.	71,760	*
750	Lithia Motors, Inc. Class A	70,553
1,000	O'Reilly Automotive, Inc.	150,600	*
1,450	Ross Stores, Inc.	95,888
600	Signet Jewelers Ltd.	66,354
2,000	Tractor Supply Co.	120,800
1,500	Williams-Sonoma, Inc.	107,670
		784,815
Technology Hardware, Storage & Peripherals (0.4%)
500	SanDisk Corp.	52,215
Textiles, Apparel & Luxury Goods (3.4%)
500	Carter's, Inc.	34,465
1,650	Hanesbrands, Inc.	162,426
2,950	Kate Spade & Co.	112,513	*
750	Michael Kors Holdings Ltd.	66,487	*
2,000	Under Armour, Inc. Class A	118,980	*
		494,871
Trading Companies & Distributors (1.2%)
1,250	Fastenal Co.	61,863
1,100	United Rentals, Inc.	115,203	*
		177,066
Wireless Telecommunication Services (1.2%)
1,750	SBA Communications Corp. Class A	179,025	*
	Total Common Stocks (Cost $6,472,750)	9,637,871

See Notes to Schedule of Investments

8

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (3.4%)
$200,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$201,695
175,000	U.S. Treasury Notes, 0.25%, due 2/15/15	175,192
10,000	U.S. Treasury Notes, 1.25%, due 8/31/15	10,128
110,000	U.S. Treasury Notes, 0.38%, due 1/31/16	110,150
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $506,273)	497,165
Mortgage-Backed Securities (11.6%)
Adjustable Mixed Balance (1.0%)
133,519	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.50%, due 5/25/34	134,627	µ
6,645	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.28%, due 6/19/34	6,450	µ
		141,077
Commercial Mortgage-Backed (6.9%)
87,462	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	87,957
5,039	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.51%, due 1/15/46	5,089	µ
125,429	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	125,215
29,309	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	29,374
45,000	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	44,904
52,976	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.98%, due 6/15/38	56,887	µ
30,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	32,733
100,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	105,645
103,684	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	103,886
46,857	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	49,216
114,023	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	114,822
26,797	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	27,139	ñ
82,228	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	84,959
95,143	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	99,963
22,843	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	23,065	ñ
		990,854
Mortgage-Backed Non-Agency (0.6%)
53,869	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	57,155	ñ
31,490	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	33,537	ñ
		90,692
Fannie Mae (1.6%)
66,708	Pass-Through Certificates, 3.50%, due 10/1/25	70,748
109,484	Pass-Through Certificates, 3.00%, due 9/1/27	113,798
37,861	Pass-Through Certificates, 4.50%, due 4/1/39	40,993
		225,539

See Notes to Schedule of Investments

9

PRINCIPAL AMOUNT		VALUE†
Freddie Mac (1.5%)
$67,289	Pass-Through Certificates, 3.50%, due 5/1/26	$71,170
93,822	Pass-Through Certificates, 3.00%, due 1/1/27	97,309
52,594	Pass-Through Certificates, 4.50%, due 11/1/39	56,911
		225,390
	Total Mortgage-Backed Securities (Cost $1,670,485)	1,673,552
Corporate Debt Securities (11.3%)
Aerospace & Defense (0.0%)
5,000	L-3 Communications Corp., Guaranteed Notes, 1.50%, due 5/28/17	5,009
Auto Manufacturers (0.7%)
25,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	25,091	ñ
80,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	80,376
		105,467
Banks (4.6%)
30,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	31,333
75,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	74,947
50,000	Deutsche Bank AG London, Senior Unsecured Notes, 1.35%, due 5/30/17	49,976
35,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	35,361
145,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	145,532
15,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	15,212
110,000	Royal Bank of Canada, Senior Unsecured Global Medium-Term Notes, 1.45%, due 10/30/14	110,425
125,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	126,405
75,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	75,585
		664,776
Beverages (0.0%)
5,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	5,016	ñ
Commercial Services (0.1%)
10,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	10,076	ñ
Computers (0.3%)
35,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	35,748
Diversified Financial Services (1.4%)
15,000	American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	15,087
150,000	General Electric Capital Corp., Senior Unsecured Notes, 2.15%, due 1/9/15	151,474
35,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	35,183	ñ
		201,744
Electric (0.1%)
20,000	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	20,002	ñ
Electronics (0.2%)
25,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	25,033
Food (0.2%)
15,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	15,154
20,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	20,137	ñ
		35,291

See Notes to Schedule of Investments

10

PRINCIPAL AMOUNT		VALUE†
Healthcare—Products (0.1%)
$10,000	CareFusion Corp., Senior Unsecured Notes, 1.45%, due 5/15/17	$9,991
Healthcare—Services (0.1%)
15,000	Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	15,151
Home Furnishings (0.1%)
15,000	Whirlpool Corp., Senior Unsecured Notes, 1.35%, due 3/1/17	15,008
Internet (0.2%)
35,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	35,055
Machinery Diversified (0.4%)
50,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	50,237
Media (0.4%)
10,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	10,011
45,000	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	50,103
		60,114
Mining (0.3%)
25,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	25,084
20,000	Rio Tinto Finance USA PLC, Guaranteed Notes, 1.38%, due 6/17/16	20,214
		45,298
Oil & Gas (0.5%)
50,000	BP Capital Markets PLC, Guaranteed Notes, 1.70%, due 12/5/14	50,290
15,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	15,052
		65,342
Pharmaceuticals (0.7%)
30,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	30,301
10,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	10,020
55,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	56,167
		96,488
Pipelines (0.4%)
20,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	20,140
30,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	30,107
		50,247
Real Estate Investment Trusts (0.2%)
35,000	ARC Properties Operating Partnership LP/Clark Acquisition LLC, Guaranteed Notes, 2.00%, due 2/6/17	35,079	ñ
Telecommunications (0.3%)
45,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	46,380
	Total Corporate Debt Securities (Cost $1,629,960)	1,632,552

See Notes to Schedule of Investments

11

PRINCIPAL AMOUNT		VALUE†
Asset-Backed Securities (5.9%)
$175,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.39%, due 5/15/20	$174,651	µ
50,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.42%, due 9/16/19	50,098	µ
106,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.23%, due 12/16/19	105,542	µ
65,000	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	64,929
100,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.42%, due 5/15/19	100,088	µ
100,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.25%, due 4/24/17	99,967	µ
125,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	125,266
50,000	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	50,104
81,313	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.31%, due 4/25/23	81,159	µ
	Total Asset-Backed Securities (Cost $852,019)	851,804
NUMBER OF SHARES
Short-Term Investments (1.6%)
234,538	State Street Institutional Liquid Reserves Fund Premier Class (Cost $234,538)	234,538
	Total Investments (100.6%) (Cost $11,366,025)	14,527,482	##
	Liabilities, less cash, receivables and other assets [(0.6%)]	(92,316)
	Total Net Assets (100.0%)	$14,435,166

See Notes to Schedule of Investments

12

Notes to Schedule of Investments Balanced Portfolio
(Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

See Notes to Financial Statements

13

Notes to Schedule of Investments Balanced Portfolio
(Unaudited) (cont'd)

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$9,637,871	$—	$—	$9,637,871
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	497,165	—	497,165
Mortgage-Backed Securities^	—	1,673,552	—	1,673,552
Corporate Debt Securities^	—	1,632,552	—	1,632,552
Asset-Backed Securities	—	851,804	—	851,804
Short-Term Investments	—	234,538	—	234,538
Total Investments	$9,637,871	$4,889,611	$—	$14,527,482

See Notes to Financial Statements

14

Notes to Schedule of Investments Balanced Portfolio
(Unaudited) (cont'd)

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $11,382,119. Gross unrealized appreciation of investments was $3,235,553 and gross unrealized depreciation of investments was $90,190, resulting in net unrealized appreciation of $3,145,363, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2014, and their final maturity dates.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act") or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2014, these securities amounted to $291,480 or 2.0% of net assets for the Fund.

See Notes to Financial Statements

15

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$14,527,482
Foreign currency*	9,781
Dividends and interest receivable	15,608
Receivable for securities sold	101,802
Prepaid expenses and other assets	9,551
Total Assets	14,664,224
Liabilities
Payable for securities purchased	143,518
Payable for Fund shares redeemed	42,418
Payable to investment manager (Note B)	6,513
Payable to administrator—net (Note B)	1,763
Accrued expenses and other payables	34,846
Total Liabilities	229,058
Net Assets	$14,435,166
Net Assets consist of:
Paid-in capital	$9,215,686
Undistributed net investment income (loss)	(66,802)
Accumulated net realized gains (losses) on investments	2,124,740
Net unrealized appreciation (depreciation) in value of investments	3,161,542
Net Assets	$14,435,166
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,049,581
Net Asset Value, offering and redemption price per share	$13.75
*Cost of Investments	$11,366,025
Total cost of foreign currency	$9,696

See Notes to Financial Statements

16

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

BALANCED PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$23,790
Interest income—unaffiliated issuers	43,562
Foreign taxes withheld (Note A)	(80)
Total income	$67,272
Expenses:
Investment management fees (Note B)	39,859
Administration fees (Note B)	21,741
Audit fees	27,217
Custodian and accounting fees	19,165
Insurance expense	290
Legal fees	3,061
Registration and filing fees	7,620
Shareholder reports	6,958
Trustees' fees and expenses	16,491
Miscellaneous	603
Total expenses	143,005
Expenses reimbursed by Management (Note B)	(8,931)
Total net expenses	134,074
Net investment income (loss)	$(66,802)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	988,173
Net increase from payments by affiliates (Note B)	725
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(749,146)
Foreign currency	(45)
Net gain (loss) on investments	239,707
Net increase (decrease) in net assets resulting from operations	$172,905

See Notes to Financial Statements

17

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	BALANCED PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(66,802)	$(156,955)
Net realized gain (loss) on investments (Note A)	988,173	1,229,595
Net increase from payments by affiliates (Note B)	725	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(749,191)	1,437,691
Net increase (decrease) in net assets resulting from operations	172,905	2,510,331
From Fund Share Transactions (Note D):
Proceeds from shares sold	153,967	199,883
Payments for shares redeemed	(935,672)	(2,205,141)
Net increase (decrease) from Fund share transactions	(781,705)	(2,005,258)
Net Increase (Decrease) in Net Assets	(608,800)	505,073
Net Assets:
Beginning of period	15,043,966	14,538,893
End of period	$14,435,166	$15,043,966
Undistributed net investment income (loss) at end of period	$(66,802)	$—

See Notes to Financial Statements

18

Notes to Financial Statements Balanced Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $630.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

19

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: net operating losses, paydown gains and losses, amortization of bond premium, foreign currency gains and losses and non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(121,674)	$156,955	$(35,281)

As of December 31, 2013 the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$—	$1,162,647	$3,883,928	$—	$5,046,575

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, amortization of bond premiums and return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $19,493.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the

20

complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is

21

made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$—	$25,078	$28,041	$8,931

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $725 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2014 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$425,051	$4,563,640	$1,111,510	$4,784,088

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	11,492	16,245
Shares Redeemed	(69,141)	(176,286)
Total	(57,649)	(160,041)

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by

22

Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

23

Financial Highlights

Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011		2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$13.59		$11.47	$10.49	$10.59		$9.00	$7.58
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.06)		(0.13)	(0.10)	(0.08)		(0.03)	0.05
Net Gains or Losses on Securities (both realized and unrealized)	0.22		2.25	1.08	0.01		1.72	1.65
Total From Investment Operations	0.16		2.12	0.98	(0.07)		1.69	1.70
Less Distributions From:
Net Investment Income	—		—	—	(0.03)		(0.10)	(0.28)
Net Asset Value, End of Period	$13.75		$13.59	$11.47	$10.49		$10.59	$9.00
Total Return††	1.18	%@**	18.48%	9.34%@	(0.63)%		18.83%	22.47%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.4		$15.0	$14.5	$15.3		$17.6	$16.4
Ratio of Gross Expenses to Average Net Assets#	1.97	%*	2.04%	2.02%	1.85%		1.92%	2.04%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.85%	1.85	%Ø	1.85%	1.86%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.92	)%*	(1.06)%	(0.86)%	(0.76)%		(0.37)%	0.66%
Portfolio Turnover Rate	35	%**	51%	55%	52%		58%	85%

See Notes to Financial Highlights

24

Notes to Financial Highlights Balanced Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $725, which had no impact on total return. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund.

@ Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 9.25%. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return for the six months ended June 30, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2011
1.83%

* Annualized.

** Not Annualized.

25

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

26

Neuberger Berman
Advisers Management Trust

Growth Portfolio

I Class Shares

Semi-Annual Report

June 30, 2014

B0732 08/14

Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio Class I generated a 1.99% total return for the six months ended June 30, 2014, lagging its benchmark, the Russell Midcap® Growth Index, which returned 6.51% for the same period.

The first half of 2014 proved to be a roller coaster ride for equity investors, highlighted by the bottom falling out of high expectation growth stocks, amid interest rate hike and valuation concerns, and their swift re-ascension as the period closed. The six-month period also offered unexpected macro twists and turns, courtesy of sudden instability in Ukraine and Iraq, a reemergence of U.S. political acrimony, Rep. Eric Cantor's surprising defeat and inflation handwringing generated by headlines around the cost of various input commodities (raw materials such as cotton, oil, copper and the like).

We believe the argument for "stomaching" this ride centered on compelling corporate fundamentals and the return of capital investment. Generally strong earnings and reasonable earnings guidance from companies did not, in our view, validate the market's rotation away from higher growth and higher expectation companies, while merger activity, from headline-grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our opinion, that companies finally appear to be ready to shift the focus back toward growth and expanding their franchises through capital reinvestment.

Looking broadly at the Portfolio's sector positioning, performance relative to the benchmark was negatively impacted by stock selection across the majority of relevant growth sectors, particularly within Industrials. However, any discussion of industry- or security-level attribution ultimately leads back to the aforementioned sharp rotation away from higher beta stocks, which resulted in meaningful gains being surrendered across key growth segments, most notably within Information Technology and Health Care. Given that the market's rotation away from higher growth and higher expectation stocks and the resulting performance headwind was in our view primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the short-term volatility.

For the six-month reporting period, IIlumina was the top contributor to performance, while Tractor Supply Company was the most significant detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, continued to consistently deliver strong results and positive guidance as both its science and its results have been well received by the market. Tractor Supply, an operator of retail farm and ranch stores, located in outlying metropolitan markets and in rural communities, fell short of expectations as an unusually long and harsh winter impacted their top- and bottom-line results.

We still believe that U.S. equities remain the place to be. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout 2014. In addition to our perspective on the bottom lines and stronger qualitative characteristics of the mid cap companies we seek out, we also view the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, seemingly pent-up corporate and consumer demand and the absence of either extreme investor pessimism or euphoria as indicators that, despite the debatable advanced "age" of this current cycle, this is a market that we believe will continue to demonstrate resiliency and still has the potential for upward momentum into the foreseeable future.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about the principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.7%
Consumer Staples	2.8
Energy	5.3
Financials	6.5
Health Care	18.3
Industrials	16.1
Information Technology	25.9
Materials	2.2
Telecommunication Services	1.8
Short-Term Investments	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Growth Portfolio Class I	09/10/1984	1.99%	20.74%	19.17%	9.64%	9.47%
Russell Midcap® Growth Index[1,2]		6.51%	26.04%	21.16%	9.83%	N/A
Russell Midcap® Index[1,2]		8.67%	26.85%	22.07%	10.43%	12.86%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.41% for Class I shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.85% after expense reimbursements and/or fee waivers.

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is September 10, 1984, the Portfolio's commencement of operations.

2 The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class I	$1,000.00	$1,019.90	$9.27
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,015.62	$9.25

* Expenses are equal to the annualized expense ratio of 1.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Growth Portfolio (Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (100.5%)
Aerospace & Defense (0.9%)
800	BE Aerospace, Inc.	$73,992	*
Airlines (1.1%)
900	Alaska Air Group, Inc.	85,545
Auto Components (0.8%)
1,000	BorgWarner, Inc.	65,190
Banks (1.0%)
700	SVB Financial Group	81,634	*
Biotechnology (4.5%)
750	Alexion Pharmaceuticals, Inc.	117,187	*
1,000	Alkermes PLC	50,330	*
1,500	BioMarin Pharmaceutical, Inc.	93,315	*
1,100	Cubist Pharmaceuticals, Inc.	76,802	*
400	Incyte Corp. Ltd.	22,576	*
		360,210
Building Products (1.0%)
2,000	Fortune Brands Home & Security, Inc.	79,860
Capital Markets (2.6%)
650	Affiliated Managers Group, Inc.	133,510	*
1,500	Raymond James Financial, Inc.	76,095
		209,605
Chemicals (0.9%)
1,750	PolyOne Corp.	73,745
Commercial Services & Supplies (1.5%)
1,000	Stericycle, Inc.	118,420	*
Communications Equipment (2.7%)
2,000	ARRIS Group, Inc.	65,060	*
2,500	Aruba Networks, Inc.	43,800	*
500	F5 Networks, Inc.	55,720	*
600	Palo Alto Networks, Inc.	50,310	*
		214,890
Consumer Finance (1.0%)
1,300	Portfolio Recovery Associates, Inc.	77,389	*
Containers & Packaging (1.4%)
1,500	Packaging Corp. of America	107,235
NUMBER OF SHARES		VALUE†
Distributors (1.1%)
3,250	LKQ Corp.	$86,743	*
Diversified Financial Services (1.0%)
400	Intercontinental Exchange, Inc.	75,560
Electrical Equipment (1.5%)
2,350	AMETEK, Inc.	122,858
Electronic Equipment, Instruments & Components (4.0%)
850	Amphenol Corp. Class A	81,889
2,500	CDW Corp.	79,700
2,500	Trimble Navigation Ltd.	92,375	*
750	Zebra Technologies Corp. Class A	61,740	*
		315,704
Energy Equipment & Services (1.4%)
500	Dril-Quip, Inc.	54,620	*
700	Oceaneering International, Inc.	54,691
		109,311
Food & Staples Retailing (0.9%)
850	PriceSmart, Inc.	73,984
Food Products (1.0%)
2,500	WhiteWave Foods Co.	80,925	*
Health Care Equipment & Supplies (1.7%)
400	Cooper Cos., Inc.	54,212
2,500	Wright Medical Group, Inc.	78,500	*
		132,712
Health Care Providers & Services (5.2%)
2,250	Acadia Healthcare Co., Inc.	102,375	*
2,000	Envision Healthcare Holdings, Inc.	71,820	*
1,750	HealthSouth Corp.	62,772
100	IPC The Hospitalist Co., Inc.	4,422	*
900	Omnicare, Inc.	59,913
550	Universal Health Services, Inc. Class B	52,668
750	WellCare Health Plans, Inc.	55,995	*
		409,965
Health Care Technology (1.5%)
2,250	Cerner Corp.	116,055	*

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (3.5%)
600	Buffalo Wild Wings, Inc.	$99,426	*
3,400	MGM Resorts International	89,760	*
1,100	Starwood Hotels & Resorts Worldwide, Inc.	88,902
		278,088
Household Products (0.8%)
950	Church & Dwight Co., Inc.	66,453
Industrial Conglomerates (1.4%)
750	Roper Industries, Inc.	109,508
Internet & Catalog Retail (0.6%)
1,250	HomeAway, Inc.	43,525	*
Internet Software & Services (1.9%)
750	Akamai Technologies, Inc.	45,795	*
850	Demandware, Inc.	58,965	*
1,500	Pandora Media, Inc.	44,250	*
		149,010
IT Services (3.6%)
600	Alliance Data Systems Corp.	168,750	*
650	Fiserv, Inc.	39,208	*
600	FleetCor Technologies, Inc.	79,080	*
		287,038
Leisure Products (0.9%)
550	Polaris Industries, Inc.	71,632
Life Sciences Tools & Services (1.9%)
600	ICON PLC	28,266	*
700	Illumina, Inc.	124,978	*
		153,244
Machinery (2.0%)
800	Dover Corp.	72,760
950	Pall Corp.	81,120
100	Pentair PLC	7,212
		161,092
Multiline Retail (1.5%)
1,500	Dollar Tree, Inc.	81,690	*
2,000	Tuesday Morning Corp.	35,640	*
		117,330
Oil, Gas & Consumable Fuels (4.0%)
1,250	Antero Resources Corp.	82,037	*
2,000	Cabot Oil & Gas Corp.	68,280
750	Concho Resources, Inc.	108,375	*
1,050	Oasis Petroleum, Inc.	58,685	*
		317,377
NUMBER OF SHARES		VALUE†
Pharmaceuticals (3.7%)
3,000	Akorn, Inc.	$99,750	*
2,000	Auxilium Pharmaceuticals, Inc.	40,120	*
600	Endo International PLC	42,012	*
2,500	Horizon Pharma, Inc.	39,550	*
1,450	Mylan, Inc.	74,762	*
		296,194
Professional Services (3.1%)
1,000	Advisory Board Co.	51,800	*
1,150	On Assignment, Inc.	40,905	*
1,900	Verisk Analytics, Inc. Class A	114,038	*
750	WageWorks, Inc.	36,158	*
		242,901
Real Estate Management & Development (1.0%)
650	Jones Lang LaSalle, Inc.	82,154
Road & Rail (1.8%)
1,000	J.B. Hunt Transport Services, Inc.	73,780
1,150	Old Dominion Freight Line, Inc.	73,232	*
		147,012
Semiconductors & Semiconductor Equipment (5.6%)
2,250	Avago Technologies Ltd.	162,157
650	Lam Research Corp.	43,927
1,650	Microchip Technology, Inc.	80,537
1,500	Monolithic Power Systems, Inc.	63,525
1,500	NXP Semiconductors NV	99,270	*
		449,416
Software (7.8%)
3,500	Activision Blizzard, Inc.	78,050
2,350	Aspen Technology, Inc.	109,040	*
1,000	Autodesk, Inc.	56,380	*
1,750	Electronic Arts, Inc.	62,772	*
2,000	Informatica Corp.	71,300	*
900	ServiceNow, Inc.	55,764	*
900	Splunk, Inc.	49,797	*
1,000	Synchronoss Technologies, Inc.	34,960	*
350	Ultimate Software Group, Inc.	48,360	*
600	Workday, Inc. Class A	53,916	*
		620,339
Specialty Retail (7.3%)
650	Advance Auto Parts, Inc.	87,698
600	Lithia Motors, Inc. Class A	56,442
750	O'Reilly Automotive, Inc.	112,950	*
1,150	Ross Stores, Inc.	76,049
500	Signet Jewelers Ltd.	55,295
1,700	Tractor Supply Co.	102,680
1,300	Williams-Sonoma, Inc.	93,314
		584,428

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.5%)
400	SanDisk Corp.	$41,772
Textiles, Apparel & Luxury Goods (5.2%)
250	Carter's, Inc.	17,233
1,300	Hanesbrands, Inc.	127,972
2,800	Kate Spade & Co.	106,792	*
750	Michael Kors Holdings Ltd.	66,487	*
1,600	Under Armour, Inc. Class A	95,184	*
		413,668
Trading Companies & Distributors (1.9%)
1,000	Fastenal Co.	49,490
1,000	United Rentals, Inc.	104,730	*
		154,220
Wireless Telecommunication Services (1.8%)
1,400	SBA Communications Corp. Class A*	143,220	*
	Total Common Stocks (Cost $5,228,077)	8,001,153
Short-Term Investments (0.3%)
28,021	State Street Institutional Liquid Reserves Fund Premier Class (Cost $28,021)	28,021
	Total Investments (100.8%) (Cost $5,256,098)	8,029,174	##
	Liabilities, less cash, receivables and other assets [(0.8%)]	(67,606)
	Total Net Assets (100.0%)	$7,961,568

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Growth Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular

See Notes to Financial Statements

8

Notes to Schedule of Investments Growth Portfolio (Unaudited) (cont'd)

trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$8,001,153	$—	$—	$8,001,153
Short-Term Investments	—	28,021	—	28,021
Total Investments	$8,001,153	$28,021	$—	$8,029,174

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $5,258,534. Gross unrealized appreciation of investments was $2,819,622 and gross unrealized depreciation of investments was $48,982, resulting in net unrealized appreciation of $2,770,640, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$8,029,174
Dividends and interest receivable	1,804
Receivable for securities sold	83,666
Receivable for Fund shares sold	139
Receivable from Management—net (Note B)	802
Prepaid expenses and other assets	4,892
Total Assets	8,120,477
Liabilities
Payable for securities purchased	86,525
Payable for Fund shares redeemed	41,745
Payable to investment manager (Note B)	3,567
Accrued expenses and other payables	27,072
Total Liabilities	158,909
Net Assets	$7,961,568
Net Assets consist of:
Paid-in capital	$7,781,140
Undistributed net investment income (loss)	(53,700)
Accumulated net realized gains (losses) on investments	(2,538,948)
Net unrealized appreciation (depreciation) in value of investments	2,773,076
Net Assets	$7,961,568
Shares Outstanding ($.001 par value; unlimited shares authorized)	283,092
Net Asset Value, offering and redemption price per share	$28.12
* Cost of Investments	$5,256,098

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GROWTH PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$19,473
Foreign taxes withheld (Note A)	(38)
Total income	$19,435
Expenses:
Investment management fees (Note B)	21,739
Administration fees (Note B)	11,857
Audit fees	22,233
Custodian and accounting fees	8,077
Insurance expense	145
Legal fees	1,674
Shareholder reports	6,843
Trustees' fees and expenses	16,491
Miscellaneous	198
Total expenses	89,257
Expenses reimbursed by Management (Note B)	(16,122)
Total net expenses	73,135
Net investment income (loss)	$(53,700)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	817,757
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(614,900)
Net gain (loss) on investments	202,857
Net increase (decrease) in net assets resulting from operations	$149,157

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GROWTH PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(53,700)	$(104,647)
Net realized gain (loss) on investments	817,757	1,251,630
Change in net unrealized appreciation (depreciation) of investments	(614,900)	989,013
Net increase (decrease) in net assets resulting from operations	149,157	2,135,996
From Fund Share Transactions (Note D):
Proceeds from shares sold	157,891	218,899
Payments for shares redeemed	(637,157)	(1,322,656)
Net increase (decrease) from Fund share transactions	(479,266)	(1,103,757)
Net Increase (Decrease) in Net Assets	(330,109)	1,032,239
Net Assets:
Beginning of period	8,291,677	7,259,438
End of period	$7,961,568	$8,291,677
Undistributed net investment income (loss) at end of period	$(53,700)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern Time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $2,020.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

13

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: net operating losses, foreign currency gains and losses, the expiration of capital loss carryforwards not able to be used due to limitations and a non-taxable dividend adjustment. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,803,864)	$104,647	$4,699,217

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$3,387,629	$(3,356,358)	$—	$31,271

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, capital loss carryforwards and return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,356,358

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,246,807. During the year ended December 31, 2013, the Fund had capital loss carryforwards expire of $4,697,224.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator

15

under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$53,512	$52,518	$43,009	$16,122

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $2,767,090 and $3,184,966, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	5,820	9,348
Shares Redeemed	(23,425)	(55,897)
Total	(17,605)	(46,549)

16

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$27.57		$20.91	$18.57	$18.61	$14.20	$10.87
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.18)		(0.33)	(0.24)	(0.26)	(0.21)	(0.05)
Net Gains or Losses on Securities (both realized and unrealized)	0.73		6.99	2.58	0.22	4.62	3.38
Total From Investment Operations	0.55		6.66	2.34	(0.04)	4.41	3.33
Net Asset Value, End of Period	$28.12		$27.57	$20.91	$18.57	$18.61	$14.20
Total Return††	1.99	%**@	31.85%@	12.60%@	(0.21)%	31.06%@	30.63%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$8.0		$8.3	$7.3	$7.3	$8.5	$7.5
Ratio of Gross Expenses to Average Net Assets#	2.26	%*	2.41%	2.55%	2.52%	2.64%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.85	%*	1.85%	1.85%	1.85%	1.85%	1.27%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.36	)%*	(1.36)%	(1.17)%	(1.38)%	(1.33)%	(0.49)%
Portfolio Turnover Rate	35	%**	46%	35%	33%	49%	68%

See Notes to Financial Highlights

18

Notes to Financial Highlights Growth Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

@ Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2010 would have been 28.15%. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 11.63%. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2013 would have been 31.76%. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return for the six months ended June 30, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.
19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

Guardian Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2014

B0733 08/14

Guardian Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio Class I generated a total return of 3.63% for the six months ended June 30, 2014, trailing the 7.14% return of its benchmark, the S&P 500® Index. Returns for the Portfolio's Class I and Class S shares are provided on page two.

The market remained resilient during the first half of 2014, although momentum slowed from last year's pace. After seeing GDP growth strengthen throughout 2013, severe weather interrupted this trend in the first quarter of 2014. This seasonal uncertainty elevated apprehension about the strength of the economy, even as the stock market advanced. Growing tensions in Ukraine amplified investor worries and, in the second quarter, geopolitical concerns expanded to include the Middle East, adding a new layer of uncertainty that impacted oil prices. The best-performing sectors this period are an expression of these aggregated concerns—Energy, reliable high dividend payers, and defensive areas such as Utilities and Health Care. By contrast Consumer Discretionary, Telecommunication Services and Industrials lagged.

Balancing the concerns facing the market were ongoing positive trends in sectors like housing, employment, manufacturing and other beneficiaries of the North American energy renaissance. The greater willingness of corporate managements to deploy cash in positive ways—returning it to shareholders and investing it for future growth—is also positive. Share buybacks, dividend payouts and increased mergers and acquisitions activity have buoyed valuations. In fact, the Portfolio's outperformance relative to the benchmark in Health Care (where we sold a top contributor, Covidien, on a full price agreement with Medtronic) and Telecommunication Services resulted in part from being on the right side of this trend.

Beyond Heath Care and Telecommunication Services, stock selection was a benefit to the Portfolio in the Energy sector. Within Energy, Schlumberger and Noble Energy were top contributors—two very well run companies, in our opinion, with what we consider good growth prospects and rising cash flow profiles. Long-term core holding Texas Instruments was a top contributor, continuing to gain market share, and Anheuser-Busch outperformed, rewarded for its strong execution.

By sector, Information Technology and Consumer Discretionary were our weakest performers on a relative basis. Individual detractors included BG Group, which we sold in first quarter; TJX and Intercontinental Exchange, both of which are companies we like and added to our positions in them during their price declines; Polaris, the power sports company, where we reduced holdings after a great run since we originally purchased the stock; and MasterCard, in which we reduced our position somewhat after its strong performance last year.

While some have argued that the decline in bond market yields this year could be signaling a broader economic slowdown, we believe technical factors may be at play. In our view, absent an external shock, we think that solid fundamentals for the U.S. economy will support better growth as 2014 progresses. In fact, we see anecdotal evidence suggesting that a snap back from the winter-induced slowdown is already underway—in commercial loan activity, railroad capacity utilization, the shortage of commercial truck drivers and wage inflation for skilled labor. While time will tell, we would not be surprised if second quarter earnings reports point to an improving backdrop before these factors appear in macroeconomic statistics.

While Portfolio performance relative to the benchmark has been disappointing this period, absent weather impacts, the businesses represented by the stocks we own have performed well and in line with our expectations. We believe the quality attributes of those businesses, their financial strength and their ability to capture market share positions suit them well for a slow growth economy. At the same time, we think many of those companies could demonstrate high incremental margins to improving activity, which could drive earnings growth ahead of current consensus estimates should economic growth accelerate beyond the 2% range.

We are confident in our Portfolio of businesses and look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Guardian Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.7%
Consumer Staples	11.0
Energy	7.3
Financials	21.5
Health Care	7.6
Industrials	13.7
Information Technology	17.6
Materials	3.8
Telecommunication Services	1.5
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Guardian Portfolio Class I	11/03/1997	3.63%	23.46%	17.67%	8.38%	7.95%
Guardian Portfolio Class S2	08/02/2002	3.58%	23.28%	17.54%	8.19%	7.81%
S&P 500® Index[1,3]		7.14%	24.61%	18.83%	7.78%	6.62%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.11% and 1.36% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2 Performance shown prior to August 2, 2002 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3 The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST GUARDIAN PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14	Expense Ratio
Class I	$1,000.00	$1,036.30	$5.60	1.11%
Class S	$1,000.00	$1,035.80	$6.31	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.29	$5.56	1.11%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

* For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Guardian Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.1%)
Auto Components (1.5%)
19,920	BorgWarner, Inc.	$1,298,585
Banks (3.1%)
62,625	U.S. Bancorp	2,712,915
Beverages (6.3%)
33,319	Anheuser-Busch InBev NV ADR	3,829,686
40,565	Coca-Cola Co.	1,718,333
		5,548,019
Capital Markets (2.0%)
33,758	Lazard Ltd. Class A	1,740,563
Consumer Finance (4.9%)
45,290	American Express Co.	4,296,662
Diversified Financial Services (8.1%)
35,498	Berkshire Hathaway, Inc. Class B	4,492,627	*
14,062	Intercontinental Exchange, Inc.	2,656,312
		7,148,939
Diversified Telecommunication Services (1.5%)
32,756	tw telecom, inc.	1,320,394	*
Energy Equipment & Services (3.9%)
29,014	Schlumberger Ltd.	3,422,201
Food & Staples Retailing (2.4%)
18,667	Costco Wholesale Corp.	2,149,692
Health Care Equipment & Supplies (2.3%)
48,755	Abbott Laboratories	1,994,080
Household Durables (5.2%)
146,583	Newell Rubbermaid, Inc.	4,542,607
Household Products (2.3%)
25,794	Procter & Gamble Co.	2,027,151
Industrial Conglomerates (7.8%)
21,200	3M Co.	3,036,688
48,101	Danaher Corp.	3,786,992
		6,823,680
Industrial Gases (2.0%)
12,949	Praxair, Inc.	1,720,145
NUMBER OF SHARES		VALUE†
Insurance (3.5%)
120,982	Progressive Corp.	$3,068,104
Internet Software & Services (3.1%)
53,799	eBay, Inc.	2,693,178	*
IT Services (3.8%)
34,795	Computer Sciences Corp.	2,199,044
15,225	MasterCard, Inc. Class A	1,118,581
		3,317,625
Leisure Products (2.7%)
18,229	Polaris Industries, Inc.	2,374,145
Machinery (2.7%)
33,455	Lincoln Electric Holdings, Inc.	2,337,835
Media (1.3%)
13,653	Scripps Networks Interactive, Inc. Class A	1,107,804
Metals & Mining (1.8%)
32,645	Nucor Corp.	1,607,766
Oil, Gas & Consumable Fuels (3.4%)
38,922	Noble Energy, Inc.	3,014,898
Pharmaceuticals (5.3%)
8,414	Roche Holding AG	2,509,588
41,198	Sanofi ADR	2,190,498
		4,700,086
Road & Rail (1.9%)
22,260	J.B. Hunt Transport Services, Inc.	1,642,343
Semiconductors & Semiconductor Equipment (7.5%)
46,956	Microchip Technology, Inc.	2,291,922
90,636	Texas Instruments, Inc.	4,331,495
		6,623,417
Software (3.3%)
35,680	Intuit, Inc.	2,873,310
Specialty Retail (3.1%)
50,636	TJX Cos., Inc.	2,691,303
Trading Companies & Distributors (1.4%)
4,934	W.W. Grainger, Inc.	1,254,568
	Total Common Stocks (Cost $58,711,803)	86,052,015

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Short-Term Investments (2.3%)
2,048,660	State Street Institutional Treasury Money Market Fund Premier Class (Cost $2,048,660)	$2,048,660
	Total Investments (100.4%) (Cost $60,760,463)	88,100,675	##
	Liabilities, less cash, receivables and other assets [(0.4%)]	(380,563)
	Total Net Assets (100.0%)	$87,720,112

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Guardian Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

7

Notes to Schedule of Investments Guardian Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$86,052,015	$—	$—	$86,052,015
Short-Term Investments	—	2,048,660	—	2,048,660
Total Investments	$86,052,015	$2,048,660	$—	$88,100,675

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2014, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2013. $2,761,204 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of June 30, 2014. These securities had been categorized as Level 2 as of December 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $61,043,667. Gross unrealized appreciation of investments was $27,198,112 and gross unrealized depreciation of investments was $141,104, resulting in net unrealized appreciation of $27,057,008, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$88,100,675
Dividends receivable	128,746
Receivable for Fund shares sold	840
Prepaid expenses and other assets	2,402
Total Assets	88,232,663
Liabilities
Payable for securities purchased	207,734
Payable for Fund shares redeemed	150,605
Payable to investment manager (Note B)	39,613
Payable to administrator—net (Note B)	30,418
Accrued expenses and other payables	84,181
Total Liabilities	512,551
Net Assets	$87,720,112
Net Assets consist of:
Paid-in capital	$36,722,714
Undistributed net investment income (loss)	629,887
Accumulated net realized gains (losses) on investments	23,025,702
Net unrealized appreciation (depreciation) in value of investments	27,341,809
Net Assets	$87,720,112
Net Assets
Class I	$14,488,257
Class S	73,231,855
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	523,741
Class S	2,664,848
Net Asset Value, offering and redemption price per share
Class I	$27.66
Class S	27.48
*Cost of Investments	$60,760,463

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

GUARDIAN PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$967,329
Foreign taxes withheld (Note A)	(33,289)
Total income	$934,040
Expenses:
Investment management fees (Note B)	241,813
Administration fees (Note B):
Class I	21,377
Class S	110,521
Distribution fees (Note B):
Class S	92,101
Audit fees	22,233
Custodian and accounting fees	26,385
Insurance expense	1,729
Legal fees	18,549
Shareholder reports	25,195
Trustees' fees and expenses	16,491
Miscellaneous	1,787
Total expenses	578,181
Expenses reimbursed by Management (Note B)	(38,862)
Total net expenses	539,319
Net investment income (loss)	$394,721
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	10,187,734
Foreign currency (Note A)	(886)
Net increase from payments by affiliates (Note B)	2,052
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(7,687,225)
Foreign currency	159
Net gain (loss) on investments	2,501,834
Net increase (decrease) in net assets resulting from operations	$2,896,555

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	GUARDIAN PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$394,721	$250,753
Net realized gain (loss) on investments (Note A)	10,186,848	13,146,734
Net increase from payments by affiliates (Note B)	2,052	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(7,687,066)	15,750,196
Net increase (decrease) in net assets resulting from operations	2,896,555	29,147,683
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(108,863)
Class S	—	(520,283)
Net realized gain on investments:
Class I	—	(691,120)
Class S	—	(3,918,742)
Total distributions to shareholders	—	(5,239,008)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	1,739,010	5,007,150
Class S	289,755	2,663,130
Proceeds from reinvestment of dividends and distributions:
Class I	—	799,983
Class S	—	4,439,025
Payments for shares redeemed:
Class I	(2,991,121)	(7,359,729)
Class S	(9,382,551)	(16,531,715)
Net increase (decrease) from Fund share transactions	(10,344,907)	(10,982,156)
Net Increase (Decrease) in Net Assets	(7,448,352)	12,926,519
Net Assets:
Beginning of period	95,168,464	82,241,945
End of period	$87,720,112	$95,168,464
Undistributed net investment income (loss) at end of period	$629,887	$235,166

See Notes to Financial Statements

11

Notes to Financial Statements Guardian Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $6,096.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the

12

Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: foreign currency gains and losses and a non-taxable dividend adjustment to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$(15,892)	$15,893

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$629,146	$144,590	$4,609,862	$665,371	$5,239,008	$809,961

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total
$2,153,572	$11,230,966	$34,716,305	$—	$48,100,843

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, partnership basis adjustments and return of capital basis adjustments.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment

13

company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

14

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares and excluding, for each class, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—	$—
Class S	1.25%	12/31/17	96,517	77,887	85,743	38,862

(1) Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $2,052 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $16,717,907 and $27,873,112, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

For the Six Months Ended June 30, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	65,888	—	(114,201)	(48,313)
Class S	11,061	—	(357,762)	(346,701)

15

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	208,133	32,506	(319,884)	(79,245)
Class S	113,384	181,407	(682,074)	(387,283)

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$26.69		$20.40	$18.29	$18.94	$15.98	$12.45
Income From Investment Operations:
Net Investment Income (Loss)‡	0.13		0.09	0.17	0.05	0.08	0.05
Net Gains or Losses on Securities (both realized and unrealized)	0.84		7.70	2.16	(0.61)	2.95	3.64
Total From Investment Operations	0.97		7.79	2.33	(0.56)	3.03	3.69
Less Distributions From:
Net Investment Income	—		(0.20)	(0.06)	(0.09)	(0.07)	(0.16)
Net Capital Gains	—		(1.30)	(0.16)	—	—	—
Total Distributions	—		(1.50)	(0.22)	(0.09)	(0.07)	(0.16)
Net Asset Value, End of Period	$27.66		$26.69	$20.40	$18.29	$18.94	$15.98
Total Return††	3.63	%**@	38.81%	12.73%	(2.94)%	19.01%	29.69%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$14.5		$15.3	$13.3	$15.1	$15.3	$13.7
Ratio of Gross Expenses to Average Net Assets	1.11	%*	1.11%	1.11%	1.13%	1.13%	1.10%
Ratio of Net Expenses to Average Net Assets§	1.11	%*	1.11%	1.11%	1.13%	1.13%	1.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02	%*	0.38%	0.87%	0.26%	0.50%	0.39%
Portfolio Turnover Rate	19	%**	31%	32%	27%	35%	30%

See Notes to Financial Highlights

17

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$26.53		$20.29	$18.19	$18.84	$15.89	$12.38
Income From Investment Operations:
Net Investment Income (Loss)‡	0.11		0.06	0.14	0.03	0.06	0.02
Net Gains or Losses on Securities (both realized and unrealized)	0.84		7.65	2.15	(0.61)	2.94	3.63
Total From Investment Operations	0.95		7.71	2.29	(0.58)	3.00	3.65
Less Distributions From:
Net Investment Income	—		(0.17)	(0.03)	(0.07)	(0.05)	(0.14)
Net Capital Gains	—		(1.30)	(0.16)	—	—	—
Total Distributions	—		(1.47)	(0.19)	(0.07)	(0.05)	(0.14)
Net Asset Value, End of Period	$27.48		$26.53	$20.29	$18.19	$18.84	$15.89
Total Return††	3.58	%**@	38.60%	12.60%	(3.08)%	18.94%	29.50%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$73.2		$79.9	$69.0	$67.6	$77.0	$71.6
Ratio of Gross Expenses to Average Net Assets#	1.36	%*	1.36%	1.36%	1.38%	1.38%	1.38%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.87	%*	0.26%	0.73%	0.16%	0.37%	0.16%
Portfolio Turnover Rate	19	%**	31%	32%	27%	35%	30%

See Notes to Financial Highlights

18

Notes to Financial Highlights Guardian Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $2,052, which had no impact on total return. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund.

@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

International Equity Portfolio

S Class Shares

Semi-Annual Report

June 30, 2014

F0324 08/14

International Equity Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) International Equity Portfolio Class S posted a 2.34% total return for the six months ended June 30, 2014, trailing the 5.14% return of its benchmark, the MSCI EAFE® Index, for the same period.

International equities had a difficult start to 2014. Concerns centered on the emerging markets (EM), where capital outflows, a possible Chinese slowdown, and rising interest rates impacted sentiment, as did geopolitical concerns regarding Ukraine.

From late March through June, however, EM equities bounced back strongly as tensions in Ukraine calmed, on reformist Narendra Modi's election in India, and with improving Chinese economic data. In the eurozone, data were mixed, but markets reacted positively, especially considering added monetary stimulus by the European Central Bank. Japan's market also improved, with Prime Minister Shinzo Abe's structural reform package overshadowing April's consumption tax increase. Geopolitically, attacks by ISIS, the militant group, in Iraq replaced Ukraine as the key concern, sending oil prices higher.

Within the EAFE Index, Israel, Denmark and New Zealand outperformed the benchmark, while Austria, Japan and the Netherlands were the worst performing countries. For the period, the Portfolio was aided by an off-benchmark exposure to Canada, from stock selection in Japan, and by an overweight to Switzerland, but certain French holdings, our exposure to the Italian wealth management sector, and a lack of exposure to Australian financial stocks detracted.

By sector, Materials holdings and an underweight to Financials were additive. Consumer Staples holdings, and an underweight to two of the period's top performing sectors in the index—Utilities and Energy—were detrimental.

Top contributors included Japanese medical equipment manufacturer Nihon Kohden, whose stock rose on solid quarterly results; Canada's ShawCor, a global leader in pipe coating and related products and services which outperformed on first quarter earnings, plus a strong backlog and full year revenue outlook; and Givaudan, the Swiss flavor and fragrances provider, whose stock rose on strong 2013 results, solid revenue growth in EM, and strong cash flow generation.

Detractors included Japan's Sanrio, the licensor of Hello Kitty and other characters. A planned radical revision to marketing and distribution strategies surprised investors. After a review, we sold out of the name. We also exited Russia's Sberbank, which retreated as short-term interest rates were increased to defend the ruble. We believe this move could potentially slow the company's loan growth and increase non-performing loans. RPS Group, a UK engineering services concern, declined as it detailed short-term challenges within its energy business.

In addition to searching out new investment opportunities, we have been working on existing names, concentrating assets in our highest conviction holdings. Since we continue to anticipate weakness in the eurozone and Japan, solid growth in the U.S. and UK, and are positive but cautious on the pace of growth in EM, our focus remains on high quality companies that we believe can execute in a low-growth environment.

The Industrials sector remains our largest overweight, where we are focused primarily on less cyclical holdings. With Europe continuing to improve, in our opinion, we've slightly reduced our underweight to Financials, though it remains our largest underweight by far.

1

In our assessment, the developed international equity market rally that started in mid-2012 was driven more by multiple expansion than earnings growth. This has been a challenge given our quality bias, with our focus on what we believe are strong balance sheets, sustainable organic earnings growth and high returns on invested capital.

Looking ahead, we do not expect the rising tide that has lifted all boats over the last 18-20 months to continue. As we approach the point where fundamentals come back into focus and "quality" matters again, we anticipate seeing more dispersion in individual stock returns. Such an environment should be better suited to bottom-up, fundamentally focused stock-pickers such as ourselves, and we believe a focused portfolio of high quality companies trading at reasonable valuations should be a benefit if this rally continues to mature.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

International Equity Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.3%
Consumer Staples	11.9
Energy	4.3
Financials	16.8
Health Care	10.2
Industrials	23.2
Information Technology	8.9
Materials	9.3
Telecommunication Services	3.9
Short-Term Investments	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	Life of Fund
International Equity Portfolio Class S	04/29/2005	2.34%	18.56%	13.21%	5.60%
MSCI EAFE® Index[1,2]		5.14%	24.09%	12.27%	6.78%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.49% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.51% after expense reimbursements and/or fee waivers.

3

Endnotes

1 The date used to calculate Life of Fund performance for the index is April 29, 2005, the Portfolio's commencement of operations.

2 The MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be used with their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST INTERNATIONAL EQUITY PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class S	$1,000.00	$1,023.40	$7.53
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.36	$7.50

* Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments International Equity Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.6%)
Australia (1.4%)
88,835	Brambles Ltd.	$769,818
242,900	Spotless Group Holdings Ltd.	377,920	*
		1,147,738
Austria (1.1%)
15,740	Andritz AG	909,635
Belgium (0.9%)
13,785	Colruyt SA	700,292
Brazil (1.1%)
95,950	SLC Agricola SA	834,650
Canada (9.0%)
27,570	Alimentation Couche- Tard, Inc. Class B	755,233
59,525	ATS Automation Tooling Systems, Inc.	870,798	*
26,688	Cenovus Energy, Inc.	865,131
43,562	Corus Entertainment, Inc., B Shares	1,019,393
18,110	Home Capital Group, Inc.	811,772
12,468	MacDonald, Dettwiler & Associates Ltd.	1,018,075
17,600	ShawCor Ltd.	978,758
20,200	Suncor Energy, Inc.	861,347
		7,180,507
China (1.1%)
591,500	PICC Property & Casualty Co. Ltd., H Shares	897,507
Denmark (1.2%)
35,940	Sydbank A/S	948,525	*
France (8.5%)
8,370	Arkema SA	814,651
10,400	BNP Paribas SA	705,557
4,290	Pernod-Ricard SA	515,176
11,478	Publicis Groupe SA	973,500
48,602	Rexel SA	1,136,687
10,665	Sanofi	1,132,946
13,561	Sodexo	1,458,601
		6,737,118
NUMBER OF SHARES		VALUE†
Germany (11.6%)
7,065	Bayer AG	$997,884
6,475	Brenntag AG	1,157,042
4,185	Continental AG	969,318
12,576	Deutsche Boerse AG	976,048
14,393	Gerresheimer AG	992,906
8,670	Henkel AG & Co. KGaA, Preference Shares	1,002,339
5,596	Linde AG	1,190,002
10,735	SAP AG ADR	826,595
4,217	Volkswagen AG, Preference Shares	1,107,518
		9,219,652
Ireland (0.7%)
8,735	DCC PLC	535,626
Israel (3.1%)
546,215	Bezeq Israeli Telecommunication Corp. Ltd.	1,023,506
21,755	Check Point Software Technologies Ltd.	1,458,238	*
		2,481,744
Italy (0.8%)
25,000	Azimut Holding SpA	644,256
Japan (14.3%)
6,500	FANUC Corp.	1,120,922
62,600	KANSAI PAINT Co. Ltd.	1,046,165
3,500	KEYENCE Corp.	1,526,899
20,800	Nihon Kohden Corp.	1,043,028
14,100	PIGEON Corp.	743,241
16,800	Pola Orbis Holdings, Inc.	678,269
4,000	SMC Corp.	1,070,431
12,900	SOFTBANK Corp.	960,512
15,800	SUGI HOLDINGS Co. Ltd.	720,557
25,900	Sundrug Co. Ltd.	1,153,043
22,300	TOYOTA MOTOR Corp.	1,339,255
		11,402,322
Korea (1.5%)
1,835	Samsung Electronics Co. Ltd. GDR	1,185,410
Netherlands (5.2%)
12,235	Akzo Nobel NV	917,248
11,810	ASML Holding NV	1,099,820
21,000	Euronext NV	533,986	ñ*
40,433	Koninklijke Ahold NV	759,053
17,742	Nutreco NV	784,093
		4,094,200

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Norway (2.8%)
66,266	DNB ASA	$1,212,133
246,655	Norwegian Property ASA	303,601	*
88,829	ProSafe SE	732,778
		2,248,512
Singapore (2.0%)
13,525	Jardine Matheson Holdings Ltd.	802,168
45,000	United Overseas Bank Ltd.	812,735
		1,614,903
Sweden (1.6%)
21,357	Elekta AB, B Shares	271,695
80,950	Telefonaktiebolaget LM Ericsson, B Shares	978,323
		1,250,018
Switzerland (12.1%)
2,401	Bucher Industries AG	824,430
804	Givaudan SA	1,340,907	*
20,900	Julius Baer Group Ltd.	861,642	*
2,860	Partners Group Holding AG	781,759
3,996	Roche Holding AG	1,191,860
487	SGS SA	1,166,977
348	Sika AG	1,422,923
5,400	Sonova Holding AG	823,884
4,935	Sulzer AG	692,280
4,700	Tecan Group AG	537,415
		9,644,077
United Kingdom (16.4%)
137,941	Amlin PLC	1,105,054
10,860	Aon PLC	978,378
45,830	Bunzl PLC	1,272,191
69,210	Diploma PLC	759,239
218,940	Mitie Group PLC	1,194,149
44,300	Prudential PLC	1,016,679
78,354	Reed Elsevier PLC	1,260,493
193,690	RPS Group PLC	921,517
14,340	SABMiller PLC	831,465
59,600	St. James's Place PLC	777,236
45,535	Synergy Health PLC	1,098,793
200,200	TalkTalk Telecom Group PLC	1,115,235
26,402	Travis Perkins PLC	740,120
1	Tullow Oil PLC	15
		13,070,564
United States (2.2%)
22,225	Nielsen NV	1,075,912
28,875	Taminco Corp.	671,633	*
		1,747,545
	Total Common Stocks (Cost $71,978,638)	78,494,801
NUMBER OF SHARES		VALUE†
Short-Term Investments (1.2%)
943,782	State Street Institutional Treasury Money Market Fund Premier Class (Cost $943,782)	$943,782
	Total Investments (99.8%) (Cost $72,922,420)	79,438,583	##
	Cash, receivables and other assets, less liabilities (0.2%)	136,166
	Total Net Assets (100.0%)	$79,574,749

See Notes to Schedule of Investments

7

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY PORTFOLIO (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Chemicals	$7,403,529	9.3%
Machinery	5,488,496	6.9%
Trading Companies & Distributors	5,065,279	6.4%
Insurance	4,774,854	6.0%
Food & Staples Retailing	4,088,178	5.1%
Banks	3,678,950	4.6%
Pharmaceuticals	3,322,690	4.2%
Commercial Services & Supplies	3,263,404	4.1%
Media	3,253,386	4.1%
Automobiles	2,446,773	3.1%
Capital Markets	2,287,657	2.9%
Semiconductors & Semiconductor Equipment	2,285,230	2.9%
Software	2,284,833	2.9%
Professional Services	2,242,889	2.8%
Diversified Telecommunication Services	2,138,741	2.7%
Health Care Equipment & Supplies	2,138,607	2.7%
Household Products	1,745,580	2.2%
Oil, Gas & Consumable Fuels	1,726,493	2.2%
Energy Equipment & Services	1,711,536	2.1%
Food Products	1,618,743	2.0%
Life Sciences Tools & Services	1,530,321	1.9%
Electronic Equipment, Instruments & Components	1,526,899	1.9%
Diversified Financial Services	1,510,034	1.9%
Hotels, Restaurants & Leisure	1,458,601	1.8%
Beverages	1,346,641	1.7%
Industrial Conglomerates	1,337,794	1.7%
Health Care Providers & Services	1,098,793	1.4%
Aerospace & Defense	1,018,075	1.3%
Communications Equipment	978,323	1.2%
Auto Components	969,318	1.2%
Wireless Telecommunication Services	960,512	1.2%
Thrifts & Mortgage Finance	811,772	1.0%
Personal Products	678,269	0.8%
Real Estate Management & Development	303,601	0.4%
Short-Term Investments and Other Assets—Net	1,079,948	1.4%
	$79,574,749	100.0%

See Notes to Schedule of Investments

8

Notes to Schedule of Investments International Equity Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust International Equity Portfolio (the "Fund") (formerly, Neuberger Berman Advisers Management Trust International Portfolio") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency

See Notes to Financial Statements

9

Notes to Schedule of Investments International Equity Portfolio (Unaudited) (cont'd)

values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^ß	$78,494,801	$—	$—	$78,494,801
Short-Term Investments	—	943,782	—	943,782
Total Investments	$78,494,801	$943,782	$—	$79,438,583

^ The Schedule of Investments and Summary Schedule of Investments by Industry provides information on the country and industry categorization for the portfolio.

ß Represents one or more geographic locations and/or industries where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

As of the six months ended June 30, 2014, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2013. $8,804,065 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of June 30, 2014. These securities had been categorized as Level 2 as of December 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $73,177,145. Gross unrealized appreciation of investments was $7,116,167 and gross unrealized depreciation of investments was $854,729, resulting in net unrealized appreciation of $6,261,438 based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2014, these securities amounted to $533,986 or 0.7% of net assets for the Fund.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$79,438,583
Foreign currency*	18,244
Dividends receivable	228,564
Receivable for Fund shares sold	31,050
Prepaid expenses and other assets	2,248
Total Assets	79,718,689
Liabilities
Payable for securities purchased	16,818
Payable for Fund shares redeemed	2,441
Payable to investment manager (Note B)	55,525
Payable to administrator—net (Note B)	4,901
Accrued expenses and other payables	64,255
Total Liabilities	143,940
Net Assets	$79,574,749
Net Assets consist of:
Paid-in capital	$203,929,398
Undistributed net investment income (loss)	843,477
Accumulated net realized gains (losses) on investments	(131,716,141)
Net unrealized appreciation (depreciation) in value of investments	6,518,015
Net Assets	$79,574,749
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,735,511
Net Asset Value, offering and redemption price per share	$11.81
*Cost of Investments	$72,922,420
Total cost of foreign currency	$18,242

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

INTERNATIONAL EQUITY PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,360,920
Foreign taxes withheld (Note A)	(150,853)
Total income	$1,210,067
Expenses:
Investment management fees (Note B)	266,504
Administration fees (Note B)	94,060
Distribution fees (Note B)	78,384
Audit fees	22,233
Custodian and accounting fees	56,444
Insurance expense	402
Legal fees	12,646
Shareholder reports	14,520
Trustees' fees and expenses	16,491
Miscellaneous	8,214
Total expenses	569,898
Expenses reimbursed by Management (Note B)	(99,504)
Total net expenses	470,394
Net investment income (loss)	$739,673
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	780,942
Foreign currency (Note A)	(54,323)
Net increase from payments by affiliates (Note B)	5,482
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	1,609,296
Foreign currency	866
Net gain (loss) on investments	2,342,263
Net increase (decrease) in net assets resulting from operations	$3,081,936

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	INTERNATIONAL EQUITY PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$739,673	$178,684
Net realized gain (loss) on investments (Note A)	726,619	923,739
Net increase from payments by affiliates (Note B)	5,482	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	1,610,162	2,250,056
Net increase (decrease) in net assets resulting from operations	3,081,936	3,352,479
Distributions to Shareholders From (Note A):
Net investment income	—	(282,648)
From Fund Share Transactions (Note D):
Proceeds from shares sold	56,891,792	2,313,829
Proceeds from reinvestment of dividends and distributions	—	282,648
Payments for shares redeemed	(2,350,005)	(3,374,499)
Net increase (decrease) from Fund share transactions	54,541,787	(778,022)
Net Increase (Decrease) in Net Assets	57,623,723	2,291,809
Net Assets:
Beginning of period	21,951,026	19,659,217
End of period	$79,574,749	$21,951,026
Undistributed net investment income (loss) at end of period	$843,477	$103,804

See Notes to Financial Statements

13

Notes to Financial Statements International Equity Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

14

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(2)	$(6,329)	$6,331

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Total
2013	2012	2013	2012
$282,648	$160,166	$282,648	$160,166

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$263,456	$4,598,979	$(132,299,020)	$—	$(127,436,585)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, passive foreign investment companies and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2016	2017
$68,712,272	$63,586,748

15

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $891,420.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

16

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class S	1.50%	12/31/17	$330,578	$208,062	$197,811	$99,504

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $5,482 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $68,900,573 and $14,325,372, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

17

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	5,037,972	213,195
Shares Issued on Reinvestment of Dividends and Distributions	—	25,579
Shares Redeemed	(205,094)	(316,840)
Total	4,832,878	(78,066)

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

International Equity Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$11.54		$9.93	$8.45	$10.34	$9.51	$7.29
Income From Investment Operations:
Net Investment Income (Loss)‡	0.13		0.09	0.10	0.11	0.13	0.09
Net Gains or Losses on Securities (both realized and unrealized)	0.14		1.67	1.46	(1.36)	1.90	2.43
Total From Investment Operations	0.27		1.76	1.56	(1.25)	2.03	2.52
Less Distributions From:
Net Investment Income	—		(0.15)	(0.08)	(0.64)	(1.20)	(0.30)
Redemption FeesØØ	—		—	—	0.00	0.00	0.00
Net Asset Value, End of Period	$11.81		$11.54	$9.93	$8.45	$10.34	$9.51
Total Return††	2.34	%**	17.83%	18.48%	(12.33)%	22.01%	34.51%@
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$79.6		$22.0	$19.7	$19.9	$24.8	$330.1
Ratio of Gross Expenses to Average Net Assets#	1.82	%*	2.48%	2.55%	2.89%	1.65%	1.66%
Ratio of Net Expenses to Average Net Assets§	1.50	%*	1.50%	1.51%	1.50%	1.50%	1.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.36	%*	0.88%	1.11%	1.09%	1.42%	1.13%
Portfolio Turnover Rate	23	%**	33%	33%	45%	61%	80%

See Notes to Financial Highlights

19

Notes to Financial Highlights International Equity Portfolio
(Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $5,482. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund and had a 0.01% impact on total return.

@ For the year ended December 31, 2009, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had a 0.01% impact on total return.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

ØØ Prior to May 1, 2011, the Fund charged a redemption fee of 2% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. As of May 1, 2011, the Fund no longer charges a redemption fee.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Large Cap Value Portfolio

I Class Shares

Semi-Annual Report

June 30, 2014

B0737 08/14

Large Cap Value Portfolio Commentary

Neuberger Berman Advisers Management Trust (AMT) Large Cap Value Portfolio Class I generated a 6.45% total return for the six months ended June 30, 2014, underperforming its benchmark, the Russell 1000® Value Index, which returned 8.28% for the period.

Large-cap value stocks stumbled briefly as the year began, following a strong 2013. We believe much of this was likely due to investors delaying the harvesting of capital gains into the new year. In February, however, the Russell 1000 Value Index resumed its upward trend and the six-month period was, overall, a time of solid market gains. Stocks advanced in spite of evidence that the U.S. economy stumbled in the first quarter. However, the weak economic numbers may have been an anomaly attributable to severe winter weather in the United States. The U.S. Federal Reserve (Fed) continued to reduce its monthly asset purchases, signaling its confidence in the economic recovery. Bond prices rose as yields fell during the period.

Utilities, Information Technology and Health Care were the top performing sectors within the Russell 1000 Value Index. Yield-seeking investors moved into Utilities as bond prices moved higher, while Information Technology was driven higher by positive earnings and outlooks provided by several large technology companies. All index sectors provided positive returns, but Consumer Staples, Industrials and Consumer Discretionary stocks lagged as a result of higher energy prices and concerns regarding the strength of the U.S. consumer.

Industrials and Consumer Staples drove the Portfolio's performance relative to the index. In Industrials, both an overweighting versus the index and stock selection were beneficial. American Airlines delivered particularly strong returns during the six-month period and the Portfolio held a significant overweight in the stock. Large airlines in general continued to benefit from reduced capacity in the industry and more discipline being exercised by industry management teams. Within Consumer Staples, WhiteWave Foods, a food products manufacturer, delivered strong returns and benefited the Portfolio relative to the index. SanDisk Corporation was another strong performer for the Portfolio. The stock moved higher as technology companies in general rallied, but we believe SanDisk also benefited from good supply/demand dynamics, strong management and a high-quality product that is in demand from consumers willing to pay a premium. We held a relatively heavy weighting in the company. LyondellBasell Industries, a chemical manufacturer within the Materials sector, delivered strong returns following a continued positive fundamental backdrop for the industry and a series of analyst upgrades.

Financials placed the greatest drag on the Portfolio's relative performance. We were slightly underweighted in the sector relative to the index but it was primarily stock selection that hurt relative returns. CME Group, a commodities exchange in which the Portfolio has had relatively heavy exposure, was negatively impacted by low volatility in the financial markets and lower interest rates. Sumitomo Mitsui Financial Group, a Japanese bank, was another financial stock whose price fell during the period and hurt relative returns. Energy also negatively impacted relative returns, primarily because of stock selection. McDermott International and Arch Coal were poor performers for the Portfolio within Energy and placed a drag on the Portfolio's returns, both on an absolute basis and relative to the index. McDermott announced a financing during the quarter which was not well received by investors. Arch Coal was negatively impacted as Wall Street began to consider the effects of new regulations on coal power plants as well as eroding end-market demands, in both energy and steel, for coal.

We believe the U.S. economy will continue to grow and, thus, we favor the economically sensitive areas of Industrials and Materials. As we talk to company managements, we hear ongoing confidence regarding the business cycle in the U.S. We believe that the Fed is handling the tapering of its asset buying program in a way that will guard against any dramatic increase in market rates and thus cushion the U.S. economy and the U.S. stock market from an eventual rise in yields.

1

While stock prices have increased significantly over the past year, we are still finding what we believe is good value in select areas of the market. As always, we pay close attention to the correlation between holdings in an attempt to create a Portfolio with an optimal risk-return balance that has the potential to outperform over the long term.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Large Cap Value Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.4%
Consumer Staples	1.7
Energy	7.1
Financials	26.6
Health Care	9.7
Industrials	18.5
Information Technology	10.8
Materials	8.0
Utilities	1.4
Other	2.2
Short-Term Investments	8.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Large Cap Value Portolio Class I	03/22/1994	6.45%	23.14%	16.63%	7.33%	8.70%
Russell 1000® Value Index[1,2]		8.28%	23.81%	19.23%	8.03%	9.93%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 1.14% for Class I shares (before expense reimbursements and/or fee waivers, if any).

3

Endnotes

1 The date used to calculate Life of Fund performance for the index is March 22, 1994, the Portfolio's commencement of operations.

2 The Russell 1000® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity market, and includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST LARGE CAP VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class I	$1,000.00	$1,064.50	$5.58
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.39	$5.46

* Expenses are equal to the annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Large Cap Value Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (89.7%)
Aerospace & Defense (0.7%)
3,968	Northrop Grumman Corp.	$474,692
Airlines (5.2%)
48,689	American Airlines Group, Inc.	2,091,680	*
9,432	Delta Air Lines, Inc.	365,207
31,872	United Continental Holdings, Inc.	1,308,983	*
		3,765,870
Auto Components (0.5%)
5,822	BorgWarner, Inc.	379,536
Automobiles (0.9%)
35,564	Ford Motor Co.	613,123
Banks (12.6%)
23,984	Citigroup, Inc.	1,129,646
24,068	Comerica, Inc.	1,207,251
36,976	JPMorgan Chase & Co.	2,130,557
8,139	M&T Bank Corp.	1,009,643
13,763	PNC Financial Services Group, Inc.	1,225,595
39,577	Regions Financial Corp.	420,308
97,566	Sumitomo Mitsui Financial	826,384
	Group, Inc. ADR
22,041	Wells Fargo & Co.	1,158,475
		9,107,859
Capital Markets (7.6%)
71,805	Bank of New York Mellon Corp.	2,691,251
8,552	Goldman Sachs Group, Inc.	1,431,947
27,853	Invesco Ltd.	1,051,451
8,390	Morgan Stanley	271,249
		5,445,898
Chemicals (4.3%)
20,308	Dow Chemical Co.	1,045,050
13,367	LyondellBasell Industries NV	1,305,287
	Class A
5,951	Monsanto Co.	742,328
		3,092,665
Commercial Services & Supplies (0.0%)
504	Waste Connections, Inc.	24,469
Communications Equipment (3.7%)
105,730	Cisco Systems, Inc.	2,627,390
NUMBER OF SHARES		VALUE†
Diversified Financial Services (2.0%)
20,748	CME Group, Inc.	$1,472,071
Electric Utilities (0.5%)
10,432	FirstEnergy Corp.	362,199
Electrical Equipment (2.1%)
19,225	Eaton Corp. PLC	1,483,786
Electronic Equipment, Instruments & Components (0.9%)
29,255	Corning, Inc.	642,147
Energy Equipment & Services (2.1%)
8,276	Halliburton Co.	587,679
116,664	McDermott International, Inc.	943,812	*
		1,531,491
Food Products (1.0%)
22,328	WhiteWave Foods Co.	722,757	*
Health Care Equipment & Supplies (1.5%)
55,147	Boston Scientific Corp.	704,227	*
14,112	Hologic, Inc.	357,739	*
		1,061,966
Health Care Providers & Services (2.5%)
7,897	Aetna, Inc.	640,289
14,593	UnitedHealth Group, Inc.	1,192,978
		1,833,267
Hotels, Restaurants & Leisure (2.3%)
43,831	Carnival Corp.	1,650,237
Household Products (0.8%)
7,244	Procter & Gamble Co.	569,306
Independent Power and Renewable Electricity Producers (0.9%)
27,984	Calpine Corp.	666,299	*
Industrial Conglomerates (2.0%)
54,631	General Electric Co.	1,435,703
Insurance (4.8%)
39,625	Lincoln National Corp.	2,038,310
25,993	MetLife, Inc.	1,444,171
		3,482,481

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Machinery (8.8%)
5,987	Caterpillar, Inc.	$650,607
9,361	Cummins, Inc.	1,444,309
23,330	Joy Global, Inc.	1,436,661
14,241	Kubota Corp. ADR	1,011,894
6,823	Pall Corp.	582,616
29,948	Terex Corp.	1,230,863
		6,356,950
Media (0.1%)
4,206	News Corp. Class A	75,456	*
Metals & Mining (2.9%)
5,769	Carpenter Technology Corp.	364,889
37,361	Newmont Mining Corp.	950,464
29,217	United States Steel Corp.	760,811
		2,076,164
Multiline Retail (1.7%)
39,571	JC Penney Co., Inc.	358,117	*
14,986	Target Corp.	868,439
		1,226,556
Oil, Gas & Consumable Fuels (5.1%)
15,265	Antero Resources Corp.	1,001,842	*
1,956	Apache Corp.	196,813
106,476	Arch Coal, Inc.	388,637
2,482	Devon Energy Corp.	197,071
4,928	Noble Energy, Inc.	381,723
8,620	Occidental Petroleum Corp.	884,671
7,289	Range Resources Corp.	633,778
		3,684,535
Pharmaceuticals (5.8%)
13,788	Eli Lilly & Co.	857,200
13,851	Johnson & Johnson	1,449,092
20,617	Merck & Co., Inc.	1,192,693
13,562	Teva Pharmaceutical Industries Ltd. ADR	710,920
		4,209,905
Semiconductors & Semiconductor Equipment (2.2%)
51,998	Intel Corp.	1,606,738
Software (1.7%)
29,937	Microsoft Corp.	1,248,373
NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (2.5%)
18,299	EMC Corp.	$481,996
12,324	SanDisk Corp.	1,286,995
		1,768,991
	Total Common Stocks (Cost $54,640,967)	64,698,880
Exchange Traded Funds (3.2%)
33,760	ProShares UltraPro Short S&P 500	1,605,626	*
5,580	SPDR Gold Shares	714,463	*
	Total Exchange Traded Funds (Cost $2,555,560)	2,320,089
Short-Term Investments (8.7%)
6,306,144	State Street Institutional Liquid Reserves Fund Premier Class (Cost $6,306,144)	6,306,144
	Total Investments (101.6%) (Cost $63,502,671)	73,325,113	##
	Liabilities, less cash, receivables and other assets [(1.6%)]	(1,171,767)
	Total Net Assets (100.0%)	$72,153,346

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Large Cap Value Portfolio
(Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Large Cap Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Large Cap Value Portfolio
(Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$64,698,880	$—	$—	$64,698,880
Exchange Traded Funds	2,320,089	—	—	2,320,089
Short-Term Investments	—	6,306,144	—	6,306,144
Total Investments	$67,018,969	$6,306,144	$—	$73,325,113

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $63,503,033. Gross unrealized appreciation of investments was $10,354,687 and gross unrealized depreciation of investments was $532,607, resulting in net unrealized appreciation of $9,822,080, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$73,325,113
Cash	9,761
Dividends and interest receivable	43,345
Receivable for securities sold	557,668
Receivable for Fund shares sold	2,978
Prepaid expenses and other assets	15,703
Total Assets	73,954,568
Liabilities
Payable for securities purchased	1,669,205
Payable for Fund shares redeemed	41,078
Payable to investment manager (Note B)	32,492
Payable to administrator (Note B)	17,723
Accrued expenses and other payables	40,724
Total Liabilities	1,801,222
Net Assets	$72,153,346
Net Assets consist of:
Paid-in capital	$59,651,884
Undistributed net investment income (loss)	755,334
Accumulated net realized gains (losses) on investments	1,923,686
Net unrealized appreciation (depreciation) in value of investments	9,822,442
Net Assets	$72,153,346
Shares Outstanding ($.001 par value; unlimited shares authorized)	4,507,030
Net Asset Value, offering and redemption price per share	$16.01
*Cost of Investments	$63,502,671

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

LARGE CAP VALUE PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$624,268
Interest income—unaffiliated issuers	1,359
Foreign taxes withheld (Note A)	(3,887)
Total income	$621,740
Expenses:
Investment management fees (Note B)	190,766
Administration fees (Note B)	104,054
Audit fees	22,233
Custodian and accounting fees	17,513
Insurance expense	1,229
Legal fees	14,097
Shareholder reports	10,102
Trustees' fees and expenses	16,491
Miscellaneous	1,373
Total net expenses	377,858
Net investment income (loss)	$243,882
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	5,111,496
Foreign currency (Note A)	50
Net increase from payments by affiliates (Note B)	4,262
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(928,262)
Net gain (loss) on investments	4,187,546
Net increase (decrease) in net assets resulting from operations	$4,431,428

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	LARGE CAP VALUE PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$243,882	$505,948
Net realized gain (loss) on investments (Note A)	5,111,546	13,286,885
Net increase from payments by affiliates (Note B)	4,262	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(928,262)	3,840,200
Net increase (decrease) in net assets resulting from operations	4,431,428	17,633,033
Distributions to Shareholders From (Note A):
Net investment income	—	(741,925)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,806,357	11,160,664
Proceeds from reinvestment of dividends and distributions	—	741,925
Payments for shares redeemed	(8,012,407)	(20,720,372)
Net increase (decrease) from Fund share transactions	(2,206,050)	(8,817,783)
Net Increase (Decrease) in Net Assets	2,225,378	8,073,325
Net Assets:
Beginning of period	69,927,968	61,854,643
End of period	$72,153,346	$69,927,968
Undistributed net investment income (loss) at end of period	$755,334	$511,452

See Notes to Financial Statements

12

Notes to Financial Statements Large Cap Value Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $445.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

13

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to foreign currency gains and losses. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$—	$(13,386)	$13,386

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$741,925	$254,987	$—	$—	$741,925	$254,987

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$511,452	$—	$10,683,252	$(3,124,670)	$—	$8,070,034

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, return of capital basis adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$3,124,670

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $12,572,637.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets

15

in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—	$—

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $4,262 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $34,261,598 and $37,815,716, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

16

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	383,069	840,371
Shares Issued on Reinvestment of Dividends and Distributions	—	53,146
Shares Redeemed	(524,997)	(1,576,262)
Total	(141,928)	(682,745)

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Large Cap Value Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$15.04		$11.60	$9.99	$11.27	$9.82	$7.11
Income From Investment Operations:
Net Investment Income (Loss)‡	0.05		0.10	0.12	0.03	(0.00)	0.03
Net Gains or Losses on Securities (both realized and unrealized)	0.92		3.50	1.54	(1.31)	1.52	3.98
Total From Investment Operations	0.97		3.60	1.66	(1.28)	1.52	4.01
Less Distributions From:
Net Investment Income	—		(0.16)	(0.05)	—	(0.07)	(0.24)
Net Capital Gains	—		—	—	—	—	(1.06)
Total Distributions	—		(0.16)	(0.05)	—	(0.07)	(1.30)
Net Asset Value, End of Period	$16.01		$15.04	$11.60	$9.99	$11.27	$9.82
Total Return††	6.45	%**@	31.14%@	16.60%	(11.36)%	15.55%	56.23%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$72.2		$69.9	$61.9	$75.3	$97.2	$96.7
Ratio of Gross Expenses to Average Net Assets#	1.09	%*	1.13%	1.15%	1.13%	1.11%	1.06%
Ratio of Net Expenses to Average Net Assets§	1.09	%*	1.13%	1.15%	1.13%	1.11%	1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.70	%*	0.78%	1.15%	0.29%	(0.02)%	0.34%
Portfolio Turnover Rate	52	%**	165%	124%	102%	43%	41%

See Notes to Financial Highlights

18

Notes to Financial Highlights Large Cap Value Portfolio
(Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $4,262. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund and had a 0.01% impact on total return.

@ Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2013 would have been 30.61%. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return for the six months ended June 30, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

20

Neuberger Berman
Advisers Management Trust

Mid Cap Growth Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2014

B0736 08/14

Mid Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Growth Portfolio Class I generated a 2.29% total return for the six months ended June 30, 2014, lagging its benchmark, the Russell Midcap® Growth Index, which returned 6.51% during the period. Returns for the Portfolio's Class I and Class S shares are provided on page two.

The first half of 2014 proved to be a roller coaster ride for equity investors, highlighted by the bottom falling out of high-expectation growth stocks, amid interest rate hike and valuation concerns, and their swift re-ascension as the period closed. The six-month period also offered unexpected macro twists and turns, courtesy of sudden instability in Ukraine and Iraq, a reemergence of U.S. political acrimony, Rep. Eric Cantor's surprising primary defeat and inflation handwringing generated by headlines around the cost of various input commodities (raw materials such as cotton, oil, copper and the like).

The argument for "stomaching" this ride centered on compelling corporate fundamentals and the return of capital investment. Generally strong earnings and reasonable earnings guidance from companies did not, in our view, validate the market's rotation away from higher growth and higher expectation companies, while merger activity, from headline-grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our opinion, that companies finally appear ready to shift the focus back toward growth and expand their franchises through capital reinvestment.

Looking broadly at the Portfolio's positioning, performance relative to the benchmark was negatively impacted by stock selection across the majority of relevant growth sectors, particularly within Industrials. However, any discussion of industry- or security-level attribution ultimately leads back to the aforementioned sharp rotation away from higher beta stocks, which resulted in meaningful gains being surrendered across key growth segments, most notably within Information Technology and Health Care. Given that the rotation away from higher growth and higher expectation stocks and the resulting performance headwind was in our view primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the short-term volatility.

For the six-month reporting period, IIlumina was the top individual contributor to Portfolio performance, while Tractor Supply Company was the most significant detractor. Illumina, a developer and manufacturer of life science tools and integrated systems for the analysis of genetic variation and function, continued to consistently deliver strong results and positive guidance as both its science and its results have been well received by the market. Tractor Supply, an operator of retail farm and ranch stores, located in outlying metropolitan markets and in rural communities, fell short of expectations as an unusually long and harsh winter impacted their top- and bottom-line results.

We still believe that U.S. equities remain the place to be. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout 2014. In addition to our perspective on the bottom lines and stronger qualitative characteristics of the mid cap companies we seek out, we also view the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, seemingly pent-up corporate and consumer demand and the absence of either extreme investor pessimism or euphoria as indicators that, despite the debatable advanced "age" of this current cycle, this is a market that will continue to demonstrate resiliency and still has the potential for upward momentum into the foreseeable future.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Mid Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.6%
Consumer Staples	2.6
Energy	5.1
Financials	6.3
Health Care	18.2
Industrials	15.7
Information Technology	25.0
Materials	2.1
Telecommunication Services	1.9
Short-Term Investments	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Growth Portfolio Class I	11/03/1997	2.29%	21.56%	19.26%	9.81%	9.21%
Mid Cap Growth Portfolio Class S2	02/18/2003	2.15%	21.28%	18.97%	9.54%	9.02%
Russell Midcap® Growth Index[1,3]		6.51%	26.04%	21.16%	9.83%	8.00%
Russell Midcap® Index[1,3]		8.67%	26.85%	22.07%	10.43%	9.76%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 0.99% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any).

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is November 3, 1997, the inception date of the oldest share class.

2 Performance shown prior to February 18, 2003 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3 The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14	Expense Ratio
Class I	$1,000.00	$1,022.90	$5.02	1.00%
Class S	$1,000.00	$1,021.50	$6.27	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.84	$5.01	1.00%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

* For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Mid Cap Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (97.5%)
Aerospace & Defense (0.9%)
20,000	BE Aerospace, Inc.	$1,849,800	*
Airlines (1.1%)
22,500	Alaska Air Group, Inc.	2,138,625
Auto Components (0.8%)
25,000	BorgWarner, Inc.	1,629,750
Banks (1.0%)
16,500	SVB Financial Group	1,924,230	*
Biotechnology (4.5%)
20,000	Alexion Pharmaceuticals, Inc.	3,125,000	*
20,000	Alkermes PLC	1,006,600	*
37,500	BioMarin Pharmaceutical, Inc.	2,332,875	*
27,500	Cubist Pharmaceuticals, Inc.	1,920,050	*
11,200	Incyte Corp. Ltd.	632,128	*
		9,016,653
Building Products (1.0%)
49,000	Fortune Brands Home & Security, Inc.	1,956,570
Capital Markets (2.5%)
15,000	Affiliated Managers Group, Inc.	3,081,000	*
40,000	Raymond James Financial, Inc.	2,029,200
		5,110,200
Chemicals (0.8%)
40,000	PolyOne Corp.	1,685,600
Commercial Services & Supplies (1.3%)
22,500	Stericycle, Inc.	2,664,450	*
Communications Equipment (2.7%)
50,000	ARRIS Group, Inc.	1,626,500	*
57,500	Aruba Networks, Inc.	1,007,400	*
12,500	F5 Networks, Inc.	1,393,000	*
17,500	Palo Alto Networks, Inc.	1,467,375	*
		5,494,275
Consumer Finance (0.9%)
30,000	Portfolio Recovery Associates, Inc.	1,785,900	*
Containers & Packaging (1.2%)
34,300	Packaging Corp. of America	2,452,107
NUMBER OF SHARES		VALUE†
Distributors (1.0%)
75,000	LKQ Corp.	$2,001,750	*
Diversified Financial Services (0.9%)
10,000	Intercontinental Exchange, Inc.	1,889,000
Electrical Equipment (1.5%)
57,500	AMETEK, Inc.	3,006,100
Electronic Equipment, Instruments & Components (3.8%)
20,000	Amphenol Corp. Class A	1,926,800
60,000	CDW Corp.	1,912,800
60,000	Trimble Navigation Ltd.	2,217,000	*
18,500	Zebra Technologies Corp. Class A	1,522,920	*
		7,579,520
Energy Equipment & Services (1.4%)
12,500	Dril-Quip, Inc.	1,365,500	*
18,400	Oceaneering International, Inc.	1,437,592
		2,803,092
Food & Staples Retailing (0.9%)
21,000	PriceSmart, Inc.	1,827,840
Food Products (1.0%)
60,000	WhiteWave Foods Co.	1,942,200	*
Health Care Equipment & Supplies (1.8%)
7,500	Cooper Cos., Inc.	1,016,475
15,000	West Pharmaceutical Services, Inc.	632,700
60,000	Wright Medical Group, Inc.	1,884,000	*
		3,533,175
Health Care Providers & Services (5.1%)
55,000	Acadia Healthcare Co., Inc.	2,502,500	*
47,500	Envision Healthcare Holdings, Inc.	1,705,725	*
40,000	HealthSouth Corp.	1,434,800
1,600	IPC The Hospitalist Co., Inc.	70,752	*
25,000	Omnicare, Inc.	1,664,250
17,500	Universal Health Services, Inc. Class B	1,675,800
17,500	WellCare Health Plans, Inc.	1,306,550	*
		10,360,377
Health Care Technology (1.3%)
52,500	Cerner Corp.	2,707,950	*

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Hotels, Restaurants & Leisure (3.2%)
13,000	Buffalo Wild Wings, Inc.	$2,154,230	*
85,000	MGM Resorts International	2,244,000	*
25,500	Starwood Hotels & Resorts Worldwide, Inc.	2,060,910
		6,459,140
Household Products (0.7%)
20,000	Church & Dwight Co., Inc.	1,399,000
Industrial Conglomerates (1.3%)
18,000	Roper Industries, Inc.	2,628,180
Internet & Catalog Retail (0.6%)
32,500	HomeAway, Inc.	1,131,650	*
Internet Software & Services (1.7%)
17,500	Akamai Technologies, Inc.	1,068,550	*
20,000	Demandware, Inc.	1,387,400	*
35,000	Pandora Media, Inc.	1,032,500	*
		3,488,450
IT Services (3.5%)
15,000	Alliance Data Systems Corp.	4,218,750	*
15,000	Fiserv, Inc.	904,800	*
14,000	FleetCor Technologies, Inc.	1,845,200	*
		6,968,750
Leisure Products (0.9%)
14,000	Polaris Industries, Inc.	1,823,360
Life Sciences Tools & Services (1.9%)
15,000	ICON PLC	706,650	*
17,500	Illumina, Inc.	3,124,450	*
		3,831,100
Machinery (2.0%)
19,400	Dover Corp.	1,764,430
25,000	Pall Corp.	2,134,750
2,400	Pentair PLC	173,088
		4,072,268
Multiline Retail (1.4%)
35,000	Dollar Tree, Inc.	1,906,100	*
50,000	Tuesday Morning Corp.	891,000	*
		2,797,100
Oil, Gas & Consumable Fuels (3.8%)
26,000	Antero Resources Corp.	1,706,380	*
55,000	Cabot Oil & Gas Corp.	1,877,700
17,500	Concho Resources, Inc.	2,528,750	*
27,500	Oasis Petroleum, Inc.	1,536,975	*
		7,649,805
NUMBER OF SHARES		VALUE†
Pharmaceuticals (3.6%)
70,000	Akorn, Inc.	$2,327,500	*
52,500	Auxilium Pharmaceuticals, Inc.	1,053,150	*
15,000	Endo International PLC	1,050,300	*
60,000	Horizon Pharma, Inc.	949,200	*
35,000	Mylan, Inc.	1,804,600	*
		7,184,750
Professional Services (3.0%)
25,000	Advisory Board Co.	1,295,000	*
27,500	On Assignment, Inc.	978,175	*
45,000	Verisk Analytics, Inc. Class A	2,700,900	*
20,000	WageWorks, Inc.	964,200	*
		5,938,275
Real Estate Management & Development (1.0%)
16,000	Jones Lang LaSalle, Inc.	2,022,240
Road & Rail (1.8%)
25,000	J.B. Hunt Transport Services, Inc.	1,844,500
27,500	Old Dominion Freight Line, Inc.	1,751,200	*
		3,595,700
Semiconductors & Semiconductor Equipment (5.5%)
55,000	Avago Technologies Ltd.	3,963,850
17,500	Lam Research Corp.	1,182,650
40,000	Microchip Technology, Inc.	1,952,400
35,000	Monolithic Power Systems, Inc.	1,482,250
38,500	NXP Semiconductors NV	2,547,930	*
		11,129,080
Software (7.2%)
90,000	Activision Blizzard, Inc.	2,007,000
53,900	Aspen Technology, Inc.	2,500,960	*
20,000	Autodesk, Inc.	1,127,600	*
42,500	Electronic Arts, Inc.	1,524,475	*
47,500	Informatica Corp.	1,693,375	*
20,000	ServiceNow, Inc.	1,239,200	*
22,500	Splunk, Inc.	1,244,925	*
25,000	Synchronoss Technologies, Inc.	874,000	*
8,500	Ultimate Software Group, Inc.	1,174,445	*
13,000	Workday, Inc. Class A	1,168,180	*
		14,554,160
Specialty Retail (7.7%)
15,000	Advance Auto Parts, Inc.	2,023,800
22,500	Cabela's, Inc.	1,404,000	*
15,000	Lithia Motors, Inc. Class A	1,411,050
19,100	O'Reilly Automotive, Inc.	2,876,460	*
27,000	Ross Stores, Inc.	1,785,510
12,500	Signet Jewelers Ltd.	1,382,375
39,200	Tractor Supply Co.	2,367,680
30,000	Williams-Sonoma, Inc.	2,153,400
		15,404,275

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Technology Hardware, Storage & Peripherals (0.5%)
10,000	SanDisk Corp.	$1,044,300
Textiles, Apparel & Luxury Goods (5.1%)
12,500	Carter's, Inc.	861,625
29,900	Hanesbrands, Inc.	2,943,356
63,800	Kate Spade & Co.	2,433,332	*
17,500	Michael Kors Holdings Ltd.	1,551,375	*
40,000	Under Armour, Inc. Class A	2,379,600	*
		10,169,288
Trading Companies & Distributors (1.8%)
25,000	Fastenal Co.	1,237,250
23,300	United Rentals, Inc.	2,440,209	*
		3,677,459
Wireless Telecommunication Services (1.9%)
37,500	SBA Communications Corp. Class A	3,836,250	*
	Total Common Stocks (Cost $134,562,483)	196,163,744
Short-Term Investments (2.5%)
5,097,158	State Street Institutional Liquid Reserves Fund Premier Class (Cost $5,097,158)	5,097,158
	Total Investments (100.0%) (Cost $139,659,641)	201,260,902	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(33,121)
	Total Net Assets (100.0%)	$201,227,781

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Growth Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$196,163,744	$—	$—	$196,163,744
Short-Term Investments	—	5,097,158	—	5,097,158
Total Investments	$196,163,744	$5,097,158	$—	$201,260,902

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $139,625,933. Gross unrealized appreciation of investments was $62,853,816 and gross unrealized depreciation of investments was $1,218,847, resulting in net unrealized appreciation of $61,634,969, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$201,260,902
Dividends and interest receivable	42,654
Receivable for securities sold	1,934,477
Receivable for Fund shares sold	268,480
Prepaid expenses and other assets	3,712
Total Assets	203,510,225
Liabilities
Payable for securities purchased	1,990,181
Payable for Fund shares redeemed	45,873
Payable to investment manager (Note B)	89,504
Payable to administrator—net (Note B)	75,510
Accrued expenses and other payables	81,376
Total Liabilities	2,282,444
Net Assets	$201,227,781
Net Assets consist of:
Paid-in capital	$38,412,614
Undistributed net investment income (loss)	(664,072)
Accumulated net realized gains (losses) on investments	101,877,978
Net unrealized appreciation (depreciation) in value of investments	61,601,261
Net Assets	$201,227,781
Net Assets
Class I	$68,031,608
Class S	133,196,173
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	1,619,527
Class S	3,263,798
Net Asset Value, offering and redemption price per share
Class I	$42.01
Class S	40.81
*Cost of Investments	$139,659,641

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$465,399
Interest income—unaffiliated issuers	2,215
Foreign taxes withheld (Note A)	(900)
Total income	$466,714
Expenses:
Investment management fees (Note B)	533,650
Administration fees (Note B):
Class I	100,087
Class S	190,995
Distribution fees (Note B):
Class S	159,162
Audit fees	22,233
Custodian and accounting fees	40,564
Insurance expense	6,590
Legal fees	40,302
Shareholder reports	19,213
Trustees' fees and expenses	16,491
Miscellaneous	4,262
Total expenses	1,133,549
Expenses reimbursed by Management (Note B)	(2,763)
Total net expenses	1,130,786
Net investment income (loss)	$(664,072)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	15,288,738
Net increase from payments by affiliates (Note B)	5,113
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(10,279,206)
Net gain (loss) on investments	5,014,645
Net increase (decrease) in net assets resulting from operations	$4,350,573

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(664,072)	$(1,555,306)
Net realized gain (loss) on investments (Note A)	15,288,738	98,294,006
Net increase from payments by affiliates (Note B)	5,113	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(10,279,206)	(24,519,958)
Net increase (decrease) in net assets resulting from operations	4,350,573	72,218,742
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	4,409,265	5,449,075
Class S	7,415,928	20,570,711
Payments for shares redeemed:
Class I	(6,492,869)	(207,856,415)
Class S	(4,856,333)	(11,137,390)
Net increase (decrease) from Fund share transactions	475,991	(192,974,019)
Net Increase (Decrease) in Net Assets	4,826,564	(120,755,277)
Net Assets:
Beginning of period	196,401,217	317,156,494
End of period	$201,227,781	$196,401,217
Undistributed net investment income (loss) at end of period	$(664,072)	$—

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Growth Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $8,493.

5Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

13

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: net operating losses, foreign currency gains and losses and non-taxable dividend adjustments to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1,615,928)	$1,555,306	$60,622

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$86,555,011	$71,909,583	$—	$—	$158,464,594

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales and return of capital basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $11,403,660.

6Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses

14

to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

15

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management for the Fund's Class S shares but excluding such fees payable for the Fund's Class I shares and excluding, for each class, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—	$—
Class S	1.25%	12/31/17	4,506	—	6,663	2,763

(1) Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $5,113 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $68,518,529 and $70,049,059, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

For the Six Months Ended June 30, 2014

	Shares Sold	Shares Redeemed	Total
Class I	108,364	(158,299)	(49,935)
Class S	186,011	(122,240)	63,771

16

For the Year Ended December 31, 2013

	Shares Sold	Shares Redeemed	Total
Class I	154,212	(5,877,454)	(5,723,242)
Class S	600,166	(320,201)	279,965

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights

Mid Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,	Year Ended December 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$41.07	$30.97	$27.55	$27.42	$21.25	$16.14

Income From Investment Operations:

Net Investment Income (Loss)‡	(0.11)		(0.19)		(0.10)		(0.15)	(0.11)	(0.03)
Net Gains or Losses on Securities (both realized and unrealized)	1.05		10.29		3.52		0.28	6.28	5.14
Total From Investment Operations	0.94		10.10		3.42		0.13	6.17	5.11
Net Asset Value, End of Period	$42.01		$41.07		$30.97		$27.55	$27.42	$21.25
Total Return††	2.29	%**@	32.61	%@	12.41	%@	0.47%	29.04%	31.66%

Ratios/Supplemental Data

Net Assets, End of Period (in millions)	$68.0		$68.6	$229.0	$233.2	$266.0	$234.1
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	0.99%	0.99%	1.01%	1.02%	1.01%
Ratio of Net Expenses to Average Net Assets§	1.00	%*	0.99%	0.99%	1.01%	1.02%	1.01%
Ratio of Net Investment Income (Loss)to Average Net Assets	(0.52	)%*	(0.57)%	(0.34)%	(0.54)%	(0.49)%	(0.16)%
Portfolio Turnover Rate	36	%**	43%	38%	35%	46%	67%

See Notes to Financial Highlights

18

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,	Year Ended December 31,
	2014	2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$39.95	$30.21	$26.94	$26.87	$20.87	$15.89

Income From Investment Operations:

Net Investment Income (Loss)‡	(0.15)		(0.26)	(0.17)		(0.21)	(0.16)	(0.08)
Net Gains or Losses on Securities (both realized and unrealized)	1.01		10.00	3.44		0.28	6.16	5.06
Total From Investment Operations	0.86		9.74	3.27		0.07	6.00	4.98
Net Asset Value, End of Period	$40.81		$39.95	$30.21		$26.94	$26.87	$20.87
Total Return††	2.15	%**@	32.24%	12.14	%@	0.26%	28.75%	31.34%

Ratios/Supplemental Data

Net Assets, End of Period (in millions)	$133.2		$127.8	$88.2		$64.2	$59.2	$43.2
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.26%	1.24%		1.26%	1.27%	1.27%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25	%Ø	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss)to Average Net Assets	(0.77	)%*	(0.76)%	(0.57)%		(0.78)%	(0.73)%	(0.44)%
Portfolio Turnover Rate	36	%**	43%	38%		35%	46%	67%

See Notes to Financial Highlights

19

Notes to Financial Highlights Mid Cap Growth Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $5,113, which had no impact on total return. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund.

@ Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2012 would have been 12.34% and 12.06% for Class I and Class S, respectively. Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2013 would have been 32.58% for Class I. The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return for the six months ended June 30, 2014.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

Ø After repayment of expenses previously reimbursed by Management. Had the Fund not made such repayments, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2012
Mid Cap Growth Portfolio Class S	1.24%

* Annualized.

** Not Annualized.

20

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

21

Neuberger Berman
Advisers Management Trust

Mid Cap Intrinsic Value Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2014

C0244 08/14

Mid Cap Intrinsic Value Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid Cap Intrinsic Value Portfolio Class I provided a total return of 8.61% for the six months ended June 30, 2014, trailing its benchmark, the Russell Midcap® Value Index, which returned 11.14% for the period. Returns for the Portfolio's Class I and S shares are provided on page three.

After a 2.1% drop in first quarter gross domestic product (GDP), which many attribute to extreme winter weather, economic growth, although sluggish, seems to be accelerating. Key indicators (business/consumer confidence, payroll, employment gains, auto sales, and the Purchasing Managers Index (PMI)) have shown improvement. Most central banks, including the U.S. Federal Reserve (Fed), continue to be accommodative. In our view, this easy money policy has been the primary driver of stock and bond rallies and will hopefully translate into a self-sustaining recovery. We believe this should also allow corporate earnings to further expand, albeit at a slower rate. We also believe that continued progress in earnings is essential to stock market gains, particularly given the recent expansion in price to earnings ratios.

Perhaps the biggest surprise, to us, was the increase in bond prices during the six-month period, with the 10-year U.S. Treasury yield declining from 3.04% at the end of 2013 to 2.53% at the end of the second quarter of 2014. The decline in yields resulted in interest sensitive sectors performing particularly well. The Portfolio's underweight in these areas was positive to relative performance. Real estate investment trusts, an area where the Portfolio has very few holdings, appreciated more than 19% during the six-month period.

Many stocks within the Portfolio reacted positively to both improved earnings and restructuring announcements. Corporate balance sheets remain liquid and managements continued to return meaningful amounts of cash to shareholders through share repurchases and dividend increases. Merger and acquisition (M&A) activity accelerated and this also created a tailwind for portfolio companies. Among our holdings, Ashland announced the sale of its water technologies business, Hertz announced the spin-off of its equipment rental business and Safeway agreed to be acquired by Cerebus at a substantial premium. The Portfolio benefited from better-than-expected earnings in Skyworks, Flextronics and General Dynamics. Office Depot announced an increase in synergies from its recent merger with OfficeMax and Avis Budget continued to forecast better than expected earnings. Covanta substantially increased its dividend and announced a major cost reduction program.

Stocks that missed earnings projections were punished in the marketplace. Staples, ADT, Best Buy, Teradata, Bed Bath & Beyond and Darden Restaurants declined meaningfully (Staples was subsequently sold during the period). Towards the end of the second quarter, several portfolio companies pre-announced disappointing earnings. Elizabeth Arden's licensed perfume business fared poorly and KBR continued to struggle with what we believed were inadequately priced contracts. Express, which declined in the first quarter after a sizeable earnings miss, received an acquisition proposal from a private equity firm at a significant premium. Spirit AeroSystems, which missed earnings in the first quarter, capitalized on the growing commercial aerospace market and recouped much of its losses. Given the low volatility, we were relatively inactive in making buys and sells for the Portfolio. We initiated 10 new positions and eliminated seven, most at or near our price targets.

Despite the multi-year bull market that has boosted equities to above-average valuations, we believe that stocks can move even higher. The Fed remains accommodative despite signs of increased inflation and we believe investors should continue to favor equities. While the stocks we are purchasing are not as cheap as in 2009, we are still identifying companies selling at meaningful discounts to our intrinsic value1 estimates while generating strong free cash flows. Given increased M&A and activist activity, we anticipate that more of our Portfolio companies will engage in value creating

1

events this year. Despite our bullish position, we are cognizant of the huge amount of liquidity created by monetary authorities over the last five-plus years and its positive impact on equity markets. At some point this may be reversed and could pressure stocks.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1 Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

2

Mid Cap Intrinsic Value Portfolio

SECTOR ALLOCATION

(As a % of Total Investments)
Consumer Discretionary	17.5%
Consumer Staples	2.9
Energy	7.5
Financial Services	17.9
Health Care	5.5
Materials & Processing	4.7
Producer Durables	17.7
Technology	17.3
Utilities	7.7
Short-Term Investments	1.3
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Mid Cap Intrinsic Value Portfolio Class I	08/22/2001	8.61%	26.20%	22.19%	8.92%	9.11%
Mid Cap Intrinsic Value Portfolio Class S2	04/29/2005	8.52%	25.86%	21.95%	8.72%	8.96%
Russell Midcap® Value Index[1,3]		11.14%	27.76%	22.97%	10.66%	10.68%
Russell Midcap® Index[1,3]		8.67%	26.85%	22.07%	10.43%	10.14%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.04% and 1.29% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.25% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1 The date used to calculate Life of Fund performance for the index is August 22, 2001, the inception date of the oldest share class.

2 Performance shown prior to April 29, 2005 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3 The Russell Midcap® Value Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity market, and includes approximately 800 of the smallest securities in the Russell 1000® Index (which measures the performance of the 1,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST MID CAP INTRINSIC VALUE PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14	Expense Ratio
Class I	$1,000.00	$1,086.10	$5.22	1.01%
Class S	$1,000.00	$1,085.20	$6.46	1.25%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.79	$5.06	1.01%
Class S	$1,000.00	$1,018.60	$6.26	1.25%

* For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Mid Cap Intrinsic Value Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (99.0%)
Aerospace & Defense (6.1%)
33,350	General Dynamics Corp.	$3,886,942
95,600	Spirit Aerosystems Holdings, Inc. Class A	3,221,720	*
59,500	Textron, Inc.	2,278,255
		9,386,917
Auto Components (2.1%)
16,500	Lear Corp.	1,473,780
19,200	TRW Automotive Holdings Corp.	1,718,784	*
		3,192,564
Banks (7.8%)
76,900	BankUnited, Inc.	2,574,612
52,800	BB&T Corp.	2,081,904
53,400	Comerica, Inc.	2,678,544
225,800	Huntington Bancshares, Inc.	2,154,132
19,400	M&T Bank Corp.	2,406,570
		11,895,762
Capital Markets (1.8%)
40,400	State Street Corp.	2,717,304
Chemicals (2.7%)
38,700	Ashland, Inc.	4,208,238
Commercial Services & Supplies (8.7%)
153,300	ADT Corp.	5,356,302
168,700	Covanta Holding Corp.	3,476,907
49,500	Republic Services, Inc.	1,879,515
58,800	Tyco International Ltd.	2,681,280
		13,394,004
Construction & Engineering (1.5%)
94,400	KBR, Inc.	2,251,440
Containers & Packaging (0.3%)
9,500	Avery Dennison Corp.	486,875
Electric Utilities (3.4%)
54,200	Edison International	3,149,562
35,800	Pinnacle West Capital Corp.	2,070,672
		5,220,234
Electrical Equipment (1.1%)
20,800	Regal-Beloit Corp.	1,634,048
NUMBER OF SHARES		VALUE†
Electronic Equipment, Instruments & Components (3.1%)
35,100	Dolby Laboratories, Inc. Class A	$1,516,320	*
294,300	Flextronics International Ltd.	3,257,901	*
		4,774,221
Energy Equipment & Services (2.1%)
46,500	Cameron International Corp.	3,148,515	*
Food & Staples Retailing (3.0%)
42,100	CVS Caremark Corp.	3,173,077
39,450	Safeway, Inc.	1,354,713
		4,527,790
Health Care Equipment & Supplies (3.1%)
20,700	Covidien PLC	1,866,726
28,200	Zimmer Holdings, Inc.	2,928,852
		4,795,578
Health Care Providers & Services (2.4%)
21,400	Cardinal Health, Inc.	1,467,184
33,700	Omnicare, Inc.	2,243,409
		3,710,593
Hotels, Restaurants & Leisure (1.8%)
60,100	Darden Restaurants, Inc.	2,780,827
Independent Power and Renewable Electricity Producers (2.4%)
241,300	AES Corp.	3,752,215
IT Services (6.0%)
80,300	Amdocs Ltd.	3,720,299
68,400	Teradata Corp.	2,749,680	*
160,300	Western Union Co.	2,779,602
		9,249,581
Machinery (2.0%)
20,100	Valmont Industries, Inc.	3,054,195
Multi-Utilities (1.9%)
114,000	CenterPoint Energy, Inc.	2,911,560
Multiline Retail (1.7%)
48,900	Kohl's Corp.	2,576,052

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Oil, Gas & Consumable Fuels (5.5%)
44,300	Cabot Oil & Gas Corp.	$1,512,402
56,100	Devon Energy Corp.	4,454,340
16,638	Energy Transfer Partners L.P.	964,505
33,400	Southwestern Energy Co.	1,519,366	*
		8,450,613
Personal Products (1.2%)
88,000	Elizabeth Arden, Inc.	1,884,960	*
Real Estate Investment Trusts (5.6%)
119,577	Corrections Corporation of America	3,928,105
136,900	Starwood Property Trust, Inc.	3,254,113
53,340	Starwood Waypoint Residential Trust	1,398,041	*
		8,580,259
Road & Rail (2.4%)
129,300	Hertz Global Holdings, Inc.	3,624,279	*
Semiconductors & Semiconductor Equipment (2.6%)
86,000	Skyworks Solutions, Inc.	4,038,560
Software (7.3%)
107,100	Cadence Design Systems, Inc.	1,873,179	*
42,700	Check Point Software Technologies Ltd.	2,862,181	*
214,000	Nuance Communications, Inc.	4,016,780	*
109,300	Symantec Corp.	2,502,970
		11,255,110
Specialty Retail (8.4%)
32,300	Bed Bath & Beyond, Inc.	1,853,374	*
111,100	Best Buy Co., Inc.	3,445,211
151,200	Express, Inc.	2,574,936	*
605,400	Office Depot, Inc.	3,444,726	*
76,700	Select Comfort Corp.	1,584,622	*
		12,902,869
Thrifts & Mortgage Finance (1.0%)
97,600	People's United Financial, Inc.	1,480,592
	Total Common Stocks (Cost $116,968,526)	151,885,755
NUMBER OF SHARES		VALUE†
Short-Term Investments (1.3%)
1,926,412	State Street Institutional Liquid Reserves Fund Premier Class (Cost $1,926,412)	$1,926,412
	Total Investments (100.3%) (Cost $118,894,938)	153,812,167	##
	Liabilities, less cash, receivables and other assets [(0.3%)]	(455,983)
	Total Net Assets (100.0%)	$153,356,184

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Mid Cap Intrinsic Value Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Mid Cap Intrinsic Value Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$151,885,755	$—	$—	$151,885,755
Short-Term Investments	—	1,926,412	—	1,926,412
Total Investments	$151,885,755	$1,926,412	$—	$153,812,167

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $118,921,111. Gross unrealized appreciation of investments was $36,916,905 and gross unrealized depreciation of investments was $2,025,849, resulting in net unrealized appreciation of $34,891,056, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$153,812,167
Dividends and interest receivable	314,357
Receivable for Fund shares sold	130,646
Prepaid expenses and other assets	3,581
Total Assets	154,260,751
Liabilities
Payable for Fund shares redeemed	721,241
Payable to investment manager (Note B)	68,684
Payable to administrator—net (Note B)	53,783
Accrued expenses and other payables	60,859
Total Liabilities	904,567
Net Assets	$153,356,184
Net Assets consist of:
Paid-in capital	$124,946,028
Undistributed net investment income (loss)	2,727,366
Accumulated net realized gains (losses) on investments	(9,234,439)
Net unrealized appreciation (depreciation) in value of investments	34,917,229
Net Assets	$153,356,184
Net Assets
Class I	$90,092,587
Class S	63,263,597
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	5,063,096
Class S	3,203,275
Net Asset Value, offering and redemption price per share
Class I	$17.79
Class S	19.75
*Cost of Investments	$118,894,938

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

MID CAP INTRINSIC VALUE PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$2,085,073
Interest income—unaffiliated issuers	967
Total income	$2,086,040
Expenses:
Investment management fees (Note B)	399,786
Administration fees (Note B):
Class I	125,262
Class S	92,803
Distribution fees (Note B):
Class S	77,336
Audit fees	22,233
Custodian and accounting fees	30,817
Insurance expense	2,576
Legal fees	29,863
Shareholder reports	12,617
Trustees' fees and expenses	16,491
Miscellaneous	2,952
Total expenses	812,736
Expenses reimbursed by Management (Note B)	(3,565)
Total net expenses	809,171
Net investment income (loss)	$1,276,869
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	10,696,087
Net increase from payments by affiliates (Note B)	8,995
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	179,670
Net gain (loss) on investments	10,884,752
Net increase (decrease) in net assets resulting from operations	$12,161,621

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	MID CAP INTRINSIC VALUE PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,276,869	$1,450,751
Net realized gain (loss) on investments (Note A)	10,696,087	15,936,620
Net increase from payments by affiliates (Note B)	8,995	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	179,670	24,718,127
Net increase (decrease) in net assets resulting from operations	12,161,621	42,105,498
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(907,815)
Class S	—	(537,739)
Total distributions to shareholders	—	(1,445,554)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	9,404,421	15,148,369
Class S	4,545,078	8,686,977
Proceeds from reinvestment of dividends and distributions:
Class I	—	907,815
Class S	—	537,739
Payments for shares redeemed:
Class I	(10,479,493)	(22,644,266)
Class S	(8,859,469)	(18,198,542)
Net increase (decrease) from Fund share transactions	(5,389,463)	(15,561,908)
Net Increase (Decrease) in Net Assets	6,772,158	25,098,036
Net Assets:
Beginning of period	146,584,026	121,485,990
End of period	$153,356,184	$146,584,026
Undistributed net investment income (loss) at end of period	$2,727,366	$1,450,497

See Notes to Financial Statements

12

Notes to Financial Statements Mid Cap Intrinsic Value Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns

13

filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to prior year accumulated balance adjustments. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(20,822)	$(2,930)	$23,752

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,445,554	$604,685	$—	$30,612,792	$1,445,554	$31,217,477

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,450,469	$4,095,539	$34,734,262	$(24,031,735)	$—	$16,248,535

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, partnership adjustments and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$24,031,735

14

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $11,827,666.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

It is the policy of the Fund to pass through to its shareholders substantially all real estate investment trust ("REIT") distributions and other income it receives, less operating expenses. The distributions the Fund receives from REITs are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to the Fund until the following calendar year. At December 31, 2013, the Fund estimated these amounts within the financial statements since the information is not available from the REITs until after the Fund's fiscal year-end. For the year ended December 31, 2013, the character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to the Fund together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of the Fund's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after the Fund's fiscal year-end. After calendar year-end, when the Fund learns the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed the Fund of the actual breakdown of distributions paid to the Fund during its fiscal year, estimates previously recorded are adjusted on the books of the Fund to reflect actual results. As a result, the composition of the Fund's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Fund shareholders on IRS Form 1099-DIV.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In

15

addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to

16

Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.50%	12/31/17	$—	$—	$—	$—
Class S	1.25%	12/31/20	41,438	36,201	19,254	3,565

(1) Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $8,995 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $28,467,494 and $30,116,141, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

For the Six Months Ended June 30, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	555,219	—	(627,586)	(72,367)
Class S	249,257	—	(477,456)	(228,199)

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,039,121	58,531	(1,583,009)	(485,357)
Class S	537,511	31,191	(1,122,710)	(554,008)

17

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Mid Cap Intrinsic Value Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$16.38		$12.09	$14.26	$15.36	$12.26	$8.60
Income From Investment Operations:
Net Investment Income (Loss)‡	0.16		0.17	0.18	0.06	0.07	0.07
Net Gains or Losses on Securities (both realized and unrealized)	1.25		4.30	1.94	(1.06)	3.13	3.93
Total From Investment Operations	1.41		4.47	2.12	(1.00)	3.20	4.00
Less Distributions From:
Net Investment Income	—		(0.18)	(0.10)	(0.10)	(0.10)	(0.18)
Net Capital Gains	—		—	(4.19)	—	—	(0.16)
Total Distributions	—		(0.18)	(4.29)	(0.10)	(0.10)	(0.34)
Net Asset Value, End of Period	$17.79		$16.38	$12.09	$14.26	$15.36	$12.26
Total Return††	8.61	%**	37.05%@	15.53%	(6.50)%	26.18%	46.56%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$90.1		$84.1	$68.0	$70.0	$134.6	$86.1
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	1.03%	1.07%	1.07%	1.06%	1.06%
Ratio of Net Expenses to Average Net Assets§	1.01	%*	1.03%	1.07%	1.07%	1.06%	1.06%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.87	%*	1.16%	1.27%	0.42%	0.54%	0.67%
Portfolio Turnover Rate	20	%**	35%	29%	95%	39%	51%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$18.20		$13.43	$15.41	$16.59	$13.21	$9.22
Income From Investment Operations:
Net Investment Income (Loss)‡	0.15		0.15	0.17	0.05	0.04	0.06
Net Gains or Losses on Securities (both realized and unrealized)	1.40		4.77	2.10	(1.16)	3.39	4.20
Total From Investment Operations	1.55		4.92	2.27	(1.11)	3.43	4.26
Less Distributions From:
Net Investment Income	—		(0.15)	(0.06)	(0.07)	(0.05)	(0.11)
Net Capital Gains	—		—	(4.19)	—	—	(0.16)
Total Distributions	—		(0.15)	(4.25)	(0.07)	(0.05)	(0.27)
Net Asset Value, End of Period	$19.75		$18.20	$13.43	$15.41	$16.59	$13.21
Total Return††	8.52	%**	36.71%@	15.37%	(6.70)%	25.99%	46.16%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$63.3		$62.5	$53.5	$55.2	$62.5	$57.8
Ratio of Gross Expenses to Average Net Assets#	1.26	%*	1.28%	1.32%	1.32%	1.30%	1.29%
Ratio of Net Expenses to Average Net Assets§	1.25	%*	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.60	%*	0.95%	1.09%	0.32%	0.30%	0.61%
Portfolio Turnover Rate	20	%**	35%	29%	95%	39%	51%

See Notes to Financial Highlights

20

Notes to Financial Highlights Mid Cap Intrinsic Value Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $8,995. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund and had a 0.01% and 0.01% impact on total return for Class I and Class S, respectively.

@ Had the Fund not received the class action proceeds, total return based on per share NAV for the year ended December 31, 2013 would have been 36.88% and 36.56% for Class I and Class S, respectively.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Short Duration Bond Portfolio

I Class Shares

Semi-Annual Report

June 30, 2014

B0374 08/14

Short Duration Bond Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Short Duration Bond Portfolio Class I generated a 0.56% total return for the six months ended June 30, 2014, equaling the performance of its benchmark, the Barclays U.S. 1-3 Year Government/Credit Index, for the same period.

When the reporting period began, we had expectations for improving economic growth, continued U.S. Federal Reserve (Fed) asset purchase tapering and rising U.S. Treasury yields. While the Fed did announce additional tapering at its four meetings during the period, the contracting economy during the first quarter and several flights to quality caused intermediate and longer-term Treasury yields to decline. Over the six-month period, the yield curve flattened, with the yield on the two-year Treasury rising eight basis points (bps) and the 10-year Treasury yield declining 50 bps. Non-Treasury securities outperformed comparable Treasuries during the reporting period. Among the best performers in the market were emerging market debt securities, investment grade corporate bonds and Treasury Inflation-Protected Securities.

In terms of sectors, the Portfolio's allocation to mortgage-backed securities (MBS) contributed to performance relative to the benchmark. The Portfolio's underweight positioning in non-corporate credit, which includes foreign sovereigns and agency securities, detracted from results during the period.

The Portfolio maintained its broad positioning during the reporting period, with an overweight to the spread sectors (nongovernmental fixed income investments with higher yields and greater risk than governmental investments) and an underweight to Treasuries. However, several adjustments were made to the Portfolio, including adding to allocations to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), while paring Treasury exposure. We also actively participated in the investment grade corporate bond new issuance market and sold certain positions that we felt were fully valued and where we felt there were potential event risks. Overall, the Portfolio's allocation to investment grade corporate bonds declined during the reporting period.

Given the sharp contraction in gross domestic product (GDP) during the first quarter, we believe growth for the year as a whole will likely be less robust than previously anticipated. Still, what we consider the root causes for the setback—severe winter weather and an inventory drawdown—are behind us and, in our opinion, the economy appears to have quickly regained its footing. In our view, one factor that warrants close attention going forward is consumer spending, as it accounts for approximately two-thirds of GDP.

Turning to the Fed, we anticipate the end of its asset purchases in the fourth quarter of 2014. However, we believe the central bank may push back its timeframe to reduce the reinvestment of maturing agency mortgage-backed securities and Treasuries. In terms of raising rates, we do not believe the Fed will move into action until late 2015 or early 2016. Against this backdrop, we anticipate maintaining our long-held strategy of overweighting non-Treasury sectors, which we feel is appropriate in seeking favorable risk-adjusted returns.

Sincerely,

THOMAS SONTAG, MICHAEL J. FOSTER AND RICHARD GRAU
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

1

Short Duration Bond Portfolio

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	19.5%
Corporate Debt Securities	33.8
Mortgage-Backed Securities	33.0
U.S. Treasury Securities	8.7
Short-Term Investments	4.2
Cash, receivables and other assets, less liabilities	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 6/30/2014
	Date	6/30/2014	1 Year	5 Years	10 Years	Life of Fund
Short Duration Bond Portfolio Class I	9/10/1984	0.56%	1.18%	3.79%	2.04%	5.27%
Barclays U.S. 1-3 Year Government/ Credit Index[1,2]		0.56%	1.14%	1.73%	2.96%	5.90%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended June 30, 2014, the 30-day SEC yield was 0.46% for Class I shares.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 0.80% for Class I shares (before expense reimbursements and/or fee waivers, if any).

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is September 10, 1984, the Portfolio's commencement of operations.

2 The Barclays U.S. 1-3 Year Government/Credit Index is the 1-3 year component of the Barclays U.S. Government/Credit Index. The Barclays U.S. Government/Credit Index is the non-securitized component of the Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt) and investment-grade corporate securities. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SHORT DURATION BOND PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class I	$1,000.00	$1,005.60	$3.98
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.83	$4.01

* Expenses are equal to the annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Short Duration Bond Portfolio
(Unaudited)

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (8.7%)
$10,635,000	U.S. Treasury Notes, 2.13%, due 11/30/14	$10,725,153
6,000,000	U.S. Treasury Notes, 0.25%, due 2/15/15	6,006,564
1,715,000	U.S. Treasury Notes, 0.38%, due 3/15/15 & 1/31/16	1,717,529
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $18,697,289)	18,449,246
Mortgage-Backed Securities (33.0%)
Adjustable Mixed Balance (2.4%)
2,207,509	Countrywide Home Loan Mortgage Pass-Through Trust, Ser. 2006-HYB5, Class 2A1, 2.51%, due 9/20/36	1,626,360	µ
1,552,631	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 2.50%, due 5/25/34	1,565,518	µ
330,707	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.28%, due 6/19/34	321,048	µ
1,477,287	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 2.57%, due 12/25/34	1,497,333	µ
		5,010,259
Collateralized Mortgage Obligations (0.3%)
663,151	Fannie Mae Grantor Trust, Ser. 2003-T4, Class 1A, 0.37%, due 9/26/33	657,069	µ
Commercial Mortgage-Backed (19.3%)
2,552,436	Banc of America Commercial Mortgage, Inc., Ser. 2005-2, Class A5, 4.86%, due 7/10/43	2,603,089
2,055,365	Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	2,066,978
201,540	Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2006-CD2, Class AAB, 5.51%, due 1/15/46	203,576	µ
5,567,129	Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	5,557,626
1,260,288	Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	1,263,093
2,075,000	Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	2,070,553
1,926,407	Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 5.98%, due 6/15/38	2,068,624	µ
1,375,000	Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	1,500,245
2,300,000	GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	2,429,842
4,533,837	GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	4,542,673
2,155,399	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	2,263,930
4,700,290	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	4,733,211
1,232,674	Morgan Stanley Capital I Trust, Ser. 2011-C1, Class A1, 2.60%, due 9/15/47	1,248,381	ñ
3,558,656	Wachovia Bank Commercial Mortgage Trust, Ser. 2005-C20, Class A7, 5.12%, due 7/15/42	3,676,818
3,503,734	Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	3,681,261
1,180,218	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class A1, 2.50%, due 2/15/44	1,191,665	ñ
		41,101,565
Mortgage-Backed Non-Agency (1.7%)
707,026	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	750,157	ñ
2,212,724	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	2,367,774	ñ
421,744	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	449,157	ñ
		3,567,088

See Notes to Schedule of Investments

5

PRINCIPAL AMOUNT		VALUE†
Fannie Mae (5.0%)
$2,505,726	Pass-Through Certificates, 3.50%, due 10/1/25	$2,657,454
4,125,082	Pass-Through Certificates, 3.00%, due 9/1/27	4,287,600
3,466,203	Pass-Through Certificates, 4.50%, due 5/1/41	3,754,187
		10,699,241
Freddie Mac (4.3%)
7,463	Pass-Through Certificates, 10.00%, due 4/1/20	7,499
2,527,550	Pass-Through Certificates, 3.50%, due 5/1/26	2,673,311
3,483,145	Pass-Through Certificates, 3.00%, due 1/1/27	3,612,609
2,717,338	Pass-Through Certificates, 4.50%, due 11/1/39	2,940,410
		9,233,829
	Total Mortgage-Backed Securities (Cost $71,030,069)	70,269,051
Corporate Debt Securities (33.8%)
Aerospace & Defense (0.1%)
220,000	L-3 Communications Corp., Guaranteed Notes, 1.50%, due 5/28/17	220,392
Auto Manufacturers (1.3%)
1,980,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 2/17/15	1,989,316
750,000	Volkswagen Group of America Finance LLC, Guaranteed Notes, 1.25%, due 5/23/17	750,415	ñ
		2,739,731
Banks (12.1%)
980,000	American Express Centurion Bank, Senior Unsecured Notes, 0.88%, due 11/13/15	984,810
1,110,000	Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	1,159,321
3,325,000	Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	3,322,629
2,175,000	Deutsche Bank AG London, Senior Unsecured Notes, 1.35%, due 5/30/17	2,173,947
1,280,000	Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	1,293,212
6,390,000	JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	6,413,458
785,000	Mizuho Bank Ltd., Guaranteed Notes, 1.30%, due 4/16/17	785,631	ñ
480,000	Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	486,786
1,445,000	Sumitomo Mitsui Banking Corp., Bank Guaranteed Notes, 0.90%, due 1/18/16	1,446,752
4,875,000	Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	4,929,790
2,780,000	Westpac Banking Corp., Senior Unsecured Notes, 1.13%, due 9/25/15	2,801,684
		25,798,020
Beverages (0.1%)
280,000	Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	280,874	ñ
Commercial Services (0.2%)
305,000	ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	307,324	ñ
Computers (3.0%)
1,300,000	Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	1,327,785
5,050,000	IBM Corp., Senior Unsecured Notes, 0.88%, due 10/31/14	5,059,948
		6,387,733
Diversified Financial Services (5.6%)
1,900,000	American Honda Finance Corp., Senior Unsecured Notes, 1.00%, due 8/11/15	1,908,837	ñ
1,510,000	Ford Motor Credit Co. LLC, Senior Unsecured Notes, 4.25%, due 2/3/17	1,621,429
2,145,000	General Electric Capital Corp., Senior Unsecured Medium-Term Notes, 1.00%, due 1/8/16	2,160,262
1,890,000	General Electric Capital Corp., Senior Unsecured Global Medium-Term Notes, 1.50%, due 7/12/16	1,918,409

See Notes to Schedule of Investments

6

PRINCIPAL AMOUNT		VALUE†
$1,405,000	Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	$1,412,331	ñ
1,005,000	Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	1,008,649	ñ
1,900,000	John Deere Capital Corp., Senior Unsecured Notes, 0.88%, due 4/17/15	1,909,021
		11,938,938
Electric (0.4%)
895,000	Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	895,068	ñ
Electronics (0.5%)
1,000,000	Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	1,001,338
Food (0.7%)
660,000	Kraft Foods Group, Inc., Senior Unsecured Notes, 1.63%, due 6/4/15	666,769
765,000	WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	770,230	ñ
		1,436,999
Healthcare—Products (0.2%)
475,000	CareFusion Corp., Senior Unsecured Notes, 1.45%, due 5/15/17	474,574
Healthcare—Services (0.2%)
475,000	Ventas Realty LP, Guaranteed Notes, 1.25%, due 4/17/17	474,993
Home Furnishings (0.3%)
615,000	Whirlpool Corp., Senior Unsecured Notes, 1.35%, due 3/1/17	615,312
Internet (0.6%)
1,310,000	Amazon.com, Inc., Senior Unsecured Notes, 0.65%, due 11/27/15	1,312,041
Media (2.3%)
2,325,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.76%, due 4/15/16	2,337,518	ñµ
350,000	Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	350,388
1,940,000	Time Warner, Inc., Guaranteed Notes, 5.88%, due 11/15/16	2,159,994
		4,847,900
Mining (0.6%)
1,280,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 1.13%, due 11/21/14	1,284,283
Oil & Gas (0.5%)
500,000	CNOOC Finance 2013 Ltd., Guaranteed Notes, 1.13%, due 5/9/16	501,066
615,000	Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	617,128
		1,118,194
Pharmaceuticals (2.1%)
1,555,000	Express Scripts Holding Co., Guaranteed Notes, 2.10%, due 2/12/15	1,570,626
540,000	McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	541,065
2,250,000	Novartis Capital Corp., Guaranteed Notes, 2.90%, due 4/24/15	2,297,743
		4,409,434
Pipelines (0.8%)
815,000	Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	820,704
875,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 0.88%, due 3/2/15	878,119
		1,698,823

See Notes to Schedule of Investments

7

PRINCIPAL AMOUNT		VALUE†
Real Estate Investment Trusts (0.7%)
$1,465,000	ARC Properties Operating Partnership LP/Clark Acquisition LLC, Guaranteed Notes, 2.00%, due 2/6/17	$1,468,326	ñ
Telecommunications (1.5%)
1,120,000	British Telecommunications PLC, Senior Unsecured Notes, 1.25%, due 2/14/17	1,120,854
1,915,000	Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	1,973,708
		3,094,562
	Total Corporate Debt Securities (Cost $71,154,452)	71,804,859
Asset-Backed Securities (19.5%)
6,825,000	American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.39%, due 5/15/20	6,811,412	µ
2,125,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.42%, due 9/16/19	2,129,150	µ
4,797,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.23%, due 12/16/19	4,776,258	µ
2,890,000	Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	2,886,838
4,200,000	Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.42%, due 5/15/19	4,203,700	µ
3,705,000	Citibank Credit Card Issuance Trust, Ser. 2013-A1, Class A1, 0.25%, due 4/24/17	3,703,774	µ
5,725,000	Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	5,737,206
2,225,000	Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	2,229,612
534,518	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.32%, due 11/23/22	533,511	µ
953,427	SLM Student Loan Trust, Ser. 2004-5, Class A4, 0.38%, due 1/25/21	953,287	µ
3,094,421	SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.31%, due 4/25/23	3,088,569	µ
1,460,932	SLM Student Loan Trust, Ser. 2013-2, Class A, 0.60%, due 9/25/26	1,466,882	µ
3,296,764	Soundview Home Equity Loan Trust, Ser. 2006-OPT3, Class 2A3, 0.32%, due 6/25/36	2,919,064	µ
	Total Asset-Backed Securities (Cost $41,742,496)	41,439,263
NUMBER OF SHARES
Short-Term Investments (4.2%)
8,913,571	State Street Institutional Liquid Reserves Fund Premier Class (Cost $8,913,571)	8,913,571
	Total Investments (99.2%) (Cost $211,537,877)	210,875,990	##
	Cash, receivables and other assets, less liabilities (0.8%)	1,643,824
	Total Net Assets (100.0%)	$212,519,814

See Notes to Schedule of Investments

8

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Short Duration Bond Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities of the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2

See Notes to Financial Statements

9

Notes to Schedule of Investments Short Duration Bond Portfolio (Unaudited) (cont'd)

or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$18,449,246	$—	$18,449,246
Mortgage-Backed Securities^	—	70,269,051	—	70,269,051
Corporate Debt Securities^	—	71,804,859	—	71,804,859
Asset-Backed Securities	—	41,439,263	—	41,439,263
Short-Term Investments	—	8,913,571	—	8,913,571
Total Investments	$—	$210,875,990	$—	$210,875,990

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $211,947,823. Gross unrealized appreciation of investments was $811,459 and gross unrealized depreciation of investments was $1,883,292, resulting in net unrealized depreciation of $1,071,833, based on cost for U.S. federal income tax purposes.

µ Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2014, and their final maturity dates.

ñ Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2014, these securities amounted to $17,932,337 or 8.4% of net assets for the Fund.

See Notes to Financial Statements

10

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$210,875,990
Interest receivable	555,133
Receivable for securities sold	3,552,887
Receivable for Fund shares sold	62,657
Prepaid expenses and other assets	7,210
Total Assets	215,053,877
Liabilities
Payable for securities purchased	2,129,574
Payable for Fund shares redeemed	215,354
Payable to investment manager (Note B)	44,685
Payable to administrator (Note B)	71,496
Accrued expenses and other payables	72,954
Total Liabilities	2,534,063
Net Assets	$212,519,814
Net Assets consist of:
Paid-in capital	$289,220,380
Undistributed net investment income (loss)	4,306,550
Accumulated net realized gains (losses) on investments	(80,345,229)
Net unrealized appreciation (depreciation) in value of investments	(661,887)
Net Assets	$212,519,814
Shares Outstanding ($.001 par value; unlimited shares authorized)	19,611,590
Net Asset Value, offering and redemption price per share	$10.84
*Cost of Investments	$211,537,877

See Notes to Financial Statements

11

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SHORT DURATION BOND PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$1,900,420
Expenses:
Investment management fees (Note B)	276,732
Administration fees (Note B)	442,772
Audit fees	27,365
Custodian and accounting fees	47,135
Insurance expense	4,279
Legal fees	45,427
Shareholder reports	25,069
Trustees' fees and expenses	16,491
Miscellaneous	4,678
Total net expenses	889,948
Net investment income (loss)	$1,010,472
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	247,360
Net increase from payments by affiliates (Note B)	13,600
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(77,109)
Net gain (loss) on investments	183,851
Net increase (decrease) in net assets resulting from operations	$1,194,323

See Notes to Financial Statements

12

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SHORT DURATION BOND PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,010,472	$1,422,834
Net realized gain (loss) on investments (Note A)	247,360	(2,246,353)
Net increase from payments by affiliates (Note B)	13,600	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(77,109)	2,160,752
Net increase (decrease) in net assets resulting from operations	1,194,323	1,337,233
Distributions to Shareholders From (Note A):
Net investment income	—	(4,926,694)
From Fund Share Transactions (Note D):
Proceeds from shares sold	10,561,265	48,819,235
Proceeds from reinvestment of dividends and distributions	—	4,926,694
Payments for shares redeemed	(26,903,409)	(49,081,536)
Net increase (decrease) from Fund share transactions	(16,342,144)	4,664,393
Net Increase (Decrease) in Net Assets	(15,147,821)	1,074,932
Net Assets:
Beginning of period	227,667,635	226,592,703
End of period	$212,519,814	$227,667,635
Undistributed net investment income (loss) at end of period	$4,306,550	$3,296,078

See Notes to Financial Statements

13

Notes to Financial Statements Short Duration Bond Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Fund currently offers only Class I shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $596.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in

14

the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: paydown gains and losses, amortization of bond premium and capital loss carryforwards expiring. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(4,632,986)	$1,874,628	$2,758,358

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Total
2013	2012	2013	2012
$4,926,694	$7,045,678	$4,926,694	$7,045,678

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$3,296,078	$(1,718,415)	$(79,472,552)	$—	$(77,894,889)

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, amortization of bond premium and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

15

determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2014	2015	2016	2017	2018
$3,820,726	$514,506	$—	$45,541,698	$7,896,656

Post-Enactment (No Expiration Date)
Long-Term	Short-Term
$20,311,761	$1,387,205

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

The Fund had $4,632,986 of capital loss carryforwards that expired during the year ended December 31, 2013.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

10 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the

16

application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11 Derivative instruments: The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2014, the Fund did not enter into any financial futures contracts.

Management has concluded that the Fund did not hold any derivative instruments during the six months ended June 30, 2014 that require additional disclosures pursuant to ASC 815.

12 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next

17

$500 million, and 0.15% of average daily net assets in excess of $2 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund had no contingent liability to Management under its contractual expense limitation.

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.00%	12/31/17	$—	$—	$—	$—

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of NBFI and/or Management.

On June 3, 2014, Management made a voluntary contribution of $13,600 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts) for the six months ended June 30, 2014 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$19,659,975	$65,278,717	$41,875,193	$59,248,675

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Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	977,331	4,458,664
Shares Issued on Reinvestment of Dividends and Distributions	—	457,871
Shares Redeemed	(2,486,607)	(4,482,544)
Total	(1,509,276)	433,991

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

19

Financial Highlights

Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$10.78		$10.95	$10.79	$11.20	$11.22	$10.71
Income From Investment Operations:
Net Investment Income (Loss)‡	0.05		0.07	0.13	0.19	0.24	0.43
Net Gains or Losses on Securities (both realized and unrealized)	0.01		(0.00)	0.37	(0.16)	0.36	0.98
Total From Investment Operations	0.06		0.07	0.50	0.03	0.60	1.41
Less Distributions From:
Net Investment Income	—		(0.24)	(0.34)	(0.44)	(0.62)	(0.90)
Net Asset Value, End of Period	$10.84		$10.78	$10.95	$10.79	$11.20	$11.22
Total Return††	0.56	%**@	0.62%	4.61%	0.29%	5.28%	13.33%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$212.5		$227.7	$226.6	$245.6	$287.3	$350.0
Ratio of Gross Expenses to Average Net Assets#	0.80	%*	0.80%	0.82%	0.81%	0.81%	0.79%
Ratio of Net Expenses to Average Net Assets§	0.80	%*	0.80%	0.82%	0.81%	0.81%	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.91	%*	0.64%	1.20%	1.73%	2.07%	3.87%
Portfolio Turnover Rate	41	%**	72%	67%	74%	70%	47%

See Notes to Financial Highlights

20

Notes to Financial Highlights Short Duration Bond Portfolio (Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $13,600. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund and had a 0.01% impact on total return.

@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Neuberger Berman
Advisers Management Trust

Small Cap Growth Portfolio

S Class Shares

Semi-Annual Report

June 30, 2014

D0312 08/14

Small Cap Growth Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Small Cap Growth Portfolio Class S generated a -2.34% total return for the six months ended June 30, 2014, lagging its benchmark, the Russell 2000® Growth Index, which returned 2.22% for the period.

The first half of 2014 proved to be a roller coaster ride for equity investors, highlighted by the bottom falling out of high-expectation growth stocks, amid interest rate hike and valuation concerns, and their swift re-ascension as the period closed. The six-month period also offered unexpected macro twists and turns courtesy of sudden instability in Ukraine and Iraq, a reemergence of U.S. political acrimony, Rep. Eric Cantor's surprising defeat and inflation handwringing generated by headlines around the cost of various input commodities (raw materials such as cotton, oil, copper and the like).

We believe the argument for "stomaching" this ride centered on compelling corporate fundamentals and the return of capital investment. Generally strong earnings and reasonable earnings guidance from companies did not validate the market's rotation away from higher growth and higher expectation companies, while merger activity, from headline-grabbing bidding wars to quiet, small strategic acquisitions, potentially signaled, in our opinion, that companies finally appear to be ready to shift the focus back towards growth and expanding their franchises through capital reinvestment.

Looking broadly at the Portfolio's sector positioning, performance was negatively impacted by stock selection in the Information Technology (IT), Consumer Staples, Industrials and Financials sectors. However, any discussion of industry- or security-level attribution ultimately leads back to the aforementioned sharp rotation away from higher beta stocks, which resulted in meaningful gains being surrendered across key growth segments, most notably within IT and Health Care. Given that the market's rotation away from higher growth and higher expectation stocks and the resulting performance headwind was primarily stylistic in nature and not driven by underlying fundamentals or the overall prospects for those segments, we remain constructive on those industry groups and names, despite the short-term volatility.

For the six-month reporting period, GW Pharmaceuticals was the top contributor to performance, while PowerSecure International was the most significant detractor. GW Pharmaceuticals engaged in the research, development and commercialization of a range of cannabinoid prescription medicines aimed at the treatment of Multiple Sclerosis symptoms, epilepsy and pain, surged on positive anecdotal evidence concerning the treatment of rare pediatric epilepsies. PowerSecure, a provider of products and services to electric utilities, mismanaged the bidding and implementation of a new contract in our opinion, resulting in cost over-runs and a major earnings disappointment. We sold both positions.

We still believe that U.S. equities remain the place to be. Our cautious optimism is rooted in our belief that corporate fundamentals should remain constructive throughout 2014. In addition to our perspective on the bottom lines and stronger qualitative charateristics of the small cap companies we seek out, we also view the incremental positives of an accommodative rate environment, minimal inflation, generally reasonable valuations, seemingly pent-up corporate and consumer demand, and the absence of either extreme investor pessimism or euphoria as indicators that, despite the debatable advanced "age" of this current cycle, this is a market that we believe will continue to demonstrate resiliency and still has the potential for upward momentum into the foreseeable future.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report, and are subject to change without notice.

1

Small Cap Growth Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	16.6%
Consumer Staples	3.2
Energy	5.6
Financials	5.0
Health Care	22.9
Industrials	13.7
Information Technology	26.8
Materials	5.0
Short-Term Investments	1.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Small Cap Growth Portfolio Class S	07/12/2002	–2.34%	20.98%	16.85%	4.63%	6.22%
Russell 2000® Growth Index[1,2]		2.22%	24.73%	20.50%	9.04%	11.10%
Russell 2000® Index[1,2]		3.19%	23.64%	20.21%	8.70%	10.63%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratio for fiscal year 2013 was 2.13% for Class S shares (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.41% after expense reimbursements and/or fee waivers.

2

Endnotes

1 The date used to calculate Life of Fund performance for the index is July 12, 2002, the Portfolio's commencement of operations.

2 The Russell 2000® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity market, and includes approximately 2,000 of the smallest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June. Please note that the indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

3

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SMALL CAP GROWTH PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14
Class S	$1,000.00	$976.60	$6.91
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.80	$7.05

* Expenses are equal to the annualized expense ratio of 1.41%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

Schedule of Investments Small Cap Growth Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (98.8%)
Aerospace & Defense (4.5%)
3,800	Astronics Corp.	$214,510	*
3,250	Curtiss-Wright Corp.	213,070
3,825	HEICO Corp.	198,670
25,500	Kratos Defense & Security Solutions, Inc.	198,900	*
		825,150
Auto Components (2.7%)
1,950	Dorman Products, Inc.	96,174	*
4,750	Gentherm, Inc.	211,138	*
7,800	Motorcar Parts of America, Inc.	189,930	*
		497,242
Banks (1.1%)
5,900	Home BancShares, Inc.	193,638
Biotechnology (3.7%)
1,800	Aegerion Pharmaceuticals, Inc.	57,762	*
55,900	Dynavax Technologies Corp.	89,440	*
3,100	InterMune, Inc.	136,865	*
32,200	Novavax, Inc.	148,764	*
3,100	Ophthotech Corp.	131,161	*
31,100	Rigel Pharmaceuticals, Inc.	112,893	*
		676,885
Capital Markets (2.5%)
4,800	Evercore Partners, Inc. Class A	276,672
7,150	Marcus & Millichap, Inc.	182,397	*
		459,069
Chemicals (1.7%)
7,600	PolyOne Corp.	320,264
Commercial Services & Supplies (1.0%)
8,950	Heritage-Crystal Clean, Inc.	175,689	*
Communications Equipment (2.4%)
7,450	ARRIS Group, Inc.	242,348	*
5,450	Comtech Telecommunications Corp.	203,449
		445,797
Consumer Finance (1.5%)
4,500	Portfolio Recovery Associates, Inc.	267,885	*
Containers & Packaging (1.7%)
27,100	Graphic Packaging Holding Co.	317,070	*
NUMBER OF SHARES		VALUE†
Diversified Consumer Services (1.1%)
4,900	Bright Horizons Family Solutions, Inc.	$210,406	*
Electronic Equipment, Instruments & Components (1.0%)
2,400	Belden, Inc.	187,584
Food & Staples Retailing (0.9%)
1,800	PriceSmart, Inc.	156,672
Food Products (2.3%)
2,700	Hain Celestial Group, Inc.	239,598	*
16,400	Inventure Foods, Inc.	184,828	*
		424,426
Health Care Equipment & Supplies (5.3%)
16,000	Novadaq Technologies, Inc.	263,680	*
9,000	Spectranetics Corp.	205,920	*
10,050	Tornier NV	234,969	*
8,500	Wright Medical Group, Inc.	266,900	*
		971,469
Health Care Providers & Services (5.1%)
6,300	Acadia Healthcare Co., Inc.	286,650	*
4,600	Air Methods Corp.	237,590	*
5,000	HealthSouth Corp.	179,350
3,650	LifePoint Hospitals, Inc.	226,665	*
		930,255
Hotels, Restaurants & Leisure (3.4%)
14,800	Belmond Ltd. Class A	215,192	*
3,800	Brinker International, Inc.	184,870
7,900	Del Frisco's Restaurant Group, Inc.	217,724	*
		617,786
Internet Software & Services (5.8%)
8,600	Constant Contact, Inc.	276,146	*
6,800	Cornerstone OnDemand, Inc.	312,936	*
1,150	CoStar Group, Inc.	181,895	*
4,200	Demandware, Inc.	291,354	*
		1,062,331
IT Services (3.3%)
7,950	iGATE Corp.	289,300	*
3,100	WEX, Inc.	325,407	*
		614,707
Life Sciences Tools & Services (1.3%)
2,600	Techne Corp.	240,682

See Notes to Schedule of Investments

5

NUMBER OF SHARES		VALUE†
Machinery (1.2%)
5,900	Altra Industrial Motion Corp.	$214,701
Media (0.6%)
2,000	Rentrak Corp.	104,900	*
Multiline Retail (1.9%)
19,200	Tuesday Morning Corp.	342,144	*
Oil, Gas & Consumable Fuels (5.6%)
3,800	Carrizo Oil & Gas, Inc.	263,188	*
19,650	Kodiak Oil & Gas Corp.	285,907	*
6,500	Sanchez Energy Corp.	244,335	*
17,600	Synergy Resources Corp.	233,200	*
		1,026,630
Paper & Forest Products (1.5%)
8,350	KapStone Paper and Packaging Corp.	276,636	*
Pharmaceuticals (7.5%)
8,000	Akorn, Inc.	266,000	*
27,900	Depomed, Inc.	387,810	*
14,400	Flamel Technologies SA ADR	216,000	*
18,850	Horizon Pharma, Inc.	298,207	*
2,200	Pacira Pharmaceuticals, Inc.	202,092	*
		1,370,109
Professional Services (2.2%)
6,800	On Assignment, Inc.	241,876	*
7,700	Paylocity Holding Corp.	166,551	*
		408,427
Road & Rail (2.5%)
3,650	Old Dominion Freight Line, Inc.	232,432	*
5,150	Saia, Inc.	226,240	*
		458,672
Semiconductors & Semiconductor Equipment (6.1%)
8,400	Cavium, Inc.	417,144	*
6,600	International Rectifier Corp.	184,140	*
10,800	Microsemi Corp.	289,008	*
5,500	Monolithic Power Systems, Inc.	232,925
		1,123,217
Software (8.1%)
8,750	Aspen Technology, Inc.	406,000	*
7,050	NetScout Systems, Inc.	312,597	*
7,900	PTC, Inc.	306,520	*
3,300	Ultimate Software Group, Inc.	455,961	*
		1,481,078
NUMBER OF SHARES		VALUE†
Specialty Retail (2.3%)
2,800	Lithia Motors, Inc. Class A	$263,396
19,400	Sportsman's Warehouse Holdings, Inc.	155,200	*
		418,596
Textiles, Apparel & Luxury Goods (4.6%)
2,850	G-III Apparel Group Ltd.	232,731	*
11,050	Kate Spade & Co.	421,447	*
2,900	Oxford Industries, Inc.	193,343
		847,521
Trading Companies & Distributors (2.4%)
3,600	Air Lease Corp.	138,888
2,900	Watsco, Inc.	298,004
		436,892
	Total Common Stocks (Cost $16,722,441)	18,104,530
Short-Term Investments (1.2%)
224,308	State Street Institutional Liquid Reserves Fund Premier Class (Cost $224,308)	224,308
	Total Investments (100.0%) (Cost $16,946,749)	18,328,838	##
	Liabilities, less cash, receivables and other assets [(0.0%)]	(3,516)
	Total Net Assets (100.0%)	$18,325,322

See Notes to Schedule of Investments

6

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Small Cap Growth Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

7

Notes to Schedule of Investments Small Cap Growth Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$18,104,530	$—	$—	$18,104,530
Short-Term Investments	—	224,308	—	224,308
Total Investments	$18,104,530	$224,308	$—	$18,328,838

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

The Fund had no transfers between Levels 1 and 2 during the six months ended June 30, 2014.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $17,119,037. Gross unrealized appreciation of investments was $1,476,179 and gross unrealized depreciation of investments was $266,378, resulting in net unrealized appreciation of $1,209,801, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

8

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$18,328,838
Dividends and interest receivable	3,170
Receivable for securities sold	295,344
Receivable for Fund shares sold	38,544
Receivable from Management—net (Note B)	1,829
Prepaid expenses and other assets	468
Total Assets	18,668,193
Liabilities
Payable for securities purchased	279,311
Payable for Fund shares redeemed	21,700
Payable to investment manager (Note B)	12,602
Accrued expenses and other payables	29,258
Total Liabilities	342,871
Net Assets	$18,325,322
Net Assets consist of:
Paid-in capital	$14,548,099
Undistributed net investment income (loss)	(121,657)
Accumulated net realized gains (losses) on investments	2,516,791
Net unrealized appreciation (depreciation) in value of investments	1,382,089
Net Assets	$18,325,322
Shares Outstanding ($.001 par value; unlimited shares authorized)	975,004
Net Asset Value, offering and redemption price per share	$18.80
*Cost of Investments	$16,946,749

See Notes to Financial Statements

9

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SMALL CAP GROWTH PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$19,698
Interest income—unaffiliated issuers	161
Total income	$19,859
Expenses:
Investment management fees (Note B)	85,574
Administration fees (Note B)	30,203
Distribution fees (Note B)	25,169
Audit fees	22,135
Custodian and accounting fees	9,645
Insurance expense	293
Legal fees	4,362
Shareholder reports	6,543
Trustees' fees and expenses	16,491
Miscellaneous	1,009
Total expenses	201,424
Expenses reimbursed by Management (Note B)	(59,908)
Total net expenses	141,516
Net investment income (loss)	$(121,657)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	1,063,355
Net increase from payments by affiliates (Note B)	706
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(1,678,975)
Net gain (loss) on investments	(614,914)
Net increase (decrease) in net assets resulting from operations	$(736,571)

See Notes to Financial Statements

10

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SMALL CAP GROWTH PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(121,657)	$(180,168)
Net realized gain (loss) on investments (Note A)	1,063,355	4,412,771
Net increase from payments by affiliates (Note B)	706	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(1,678,975)	2,222,223
Net increase (decrease) in net assets resulting from operations	(736,571)	6,454,826
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,534,975	10,798,545
Payments for shares redeemed	(7,441,927)	(10,509,153)
Net increase (decrease) from Fund share transactions	(1,906,952)	289,392
Net Increase (Decrease) in Net Assets	(2,643,523)	6,744,218
Net Assets:
Beginning of period	20,968,845	14,224,627
End of period	$18,325,322	$20,968,845
Undistributed net investment income (loss) at end of period	$(121,657)	$—

See Notes to Financial Statements

11

Notes to Financial Statements Small Cap Growth Portfolio
(Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a class member. The amount of such proceeds for the six months ended June 30, 2014 was $34.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

12

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to ordinary loss netting to reduce short term capital gains. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(1)	$180,168	$(180,167)

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,058,865	$418,258	$3,036,671	$—	$—	$4,513,794

The difference between book basis and tax basis distributable earnings is primarily due to timing differences of wash sales.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $2,712,892.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the

13

complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund for its operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions,

14

extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class S	1.40%	12/31/17	$153,311	$133,197	$124,811	$59,908

(1) Expense limitation per annum of the Fund's average daily net assets.

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $706 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $31,655,679 and $33,214,545, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Shares Sold	285,199	673,505
Shares Redeemed	(399,580)	(661,489)
Total	(114,381)	12,016

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of

15

credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

Financial Highlights

Small Cap Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class S

	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$19.25		$13.20	$12.13	$12.26	$10.25	$8.35
Income From Investment Operations:
Net Investment Income (Loss)‡	(0.11)		(0.17)	(0.12)	(0.14)	(0.12)	(0.09)
Net Gains or Losses on Securities (both realized and unrealized)	(0.34)		6.22	1.19	0.01	2.13	1.99
Total From Investment Operations	(0.45)		6.05	1.07	(0.13)	2.01	1.90
Net Asset Value, End of Period	$18.80		$19.25	$13.20	$12.13	$12.26	$10.25
Total Return††	(2.34	)%**@	45.83%	8.82%	(1.06)%	19.61%	22.75%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$18.3		$21.0	$14.2	$16.4	$21.0	$16.0
Ratio of Gross Expenses to Average Net Assets#	2.00	%*	2.13%	2.24%	2.20%	2.27%	2.46%
Ratio of Net Expenses to Average Net Assets§	1.41	%*	1.40%	1.40%	1.41%	1.40%	1.42%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21	)%*	(1.05)%	(0.88)%	(1.11)%	(1.15)%	(1.08)%
Portfolio Turnover Rate	158	%**	277%	282%	279%	243%	300%

See Notes to Financial Highlights

17

Notes to Financial Highlights Small Cap Growth Portfolio
(Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $706, which had no impact on total return. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund.

@ The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on total return.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

18

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

19

Neuberger Berman
Advisers Management Trust

Socially Responsive Portfolio

I Class Shares

S Class Shares

Semi-Annual Report

June 30, 2014

B0738 08/14

Socially Responsive Portfolio Commentary

The Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio Class I generated a total return of 4.79% for the six months ended June 30, 2014, trailing the 7.14% return of its benchmark, the S&P 500® Index. Returns for the Portfolio's Class I and Class S shares are provided on page three.

The market remained resilient during the first half of 2014, although momentum slowed from last year's pace. After seeing GDP growth strengthen throughout 2013, severe weather interrupted this trend in the first quarter. This seasonal uncertainty elevated apprehension about the strength of the economy, even as the stock market advanced. Growing tensions in Ukraine amplified investor worries and, in the second quarter, geopolitical concerns expanded to include the Middle East, adding a new layer of uncertainty that impacted oil prices. The best-performing sectors in the S&P 500 Index this period are an expression of these aggregated concerns—Energy, and reliable high dividend payers and defensive areas such as Utilities and Health Care. By contrast Consumer Discretionary, Telecommunication Services and Industrials lagged.

Balancing the concerns facing the market were ongoing positive trends in sectors like housing, employment, manufacturing and other beneficiaries of the North American energy renaissance. The greater willingness of corporate managements to deploy cash in positive ways—returning it to shareholders and investing it for future growth—is also positive. Share buybacks, dividend payouts and increased mergers and acquisitions activity have buoyed valuations. In fact, the Portfolio's outperformance relative to the benchmark in Health Care (where we sold top contributor Covidien on a full price agreement with Medtronic) and Telecommunication Services resulted in part from being on the right side of this trend.

Beyond Heath Care and Telecommunication Services, stock selection was a benefit to the Portfolio in the Energy and Industrials sectors. Within Energy, Schlumberger outperformed as the new CEO set explicit targets that we believe could make this well run, high cash flow generating business even better. Long-term core holding Texas Instruments was a top contributor, continuing to gain market share, and Robert Half, the temporary services firm, outperformed, benefiting from a tightening market for skilled labor.

By sector, Information Technology and Financials were our weakest performers on a relative basis. Individual detractors included BG Group, which we sold in first quarter; TJX, eBay and Intercontinental Exchange, all of which are companies we like and added to our positions in them during their price declines; and MasterCard, in which we reduced our position somewhat after its strong performance last year.

While some have argued that the decline in bond market yields this year could be signaling a broader economic slowdown, we believe technical factors may be at play. In our view, absent an external shock, we think that solid fundamentals for the U.S. economy will support better growth as 2014 progresses. In fact, we see anecdotal evidence suggesting that a snap back from the winter-induced slowdown is already underway—in commercial loan activity, railroad capacity utilization, the shortage of commercial truck drivers and wage inflation for skilled labor. While time will tell, we would not be surprised if second quarter earnings reports point to an improving backdrop before these factors appear in macroeconomic statistics.

While Portfolio performance relative to the benchmark has been disappointing this period, absent weather impacts, the businesses represented by the stocks we own have performed well and in line with our expectations. We believe the quality attributes of those businesses, their financial strength and their ability to capture market share positions suit them well for a slow growth economy. At the same time, we think many of those companies could demonstrate high incremental margins to improving activity, which could drive earnings growth ahead of current consensus estimates should economic growth accelerate beyond the 2% range.

1

We are confident in our Portfolio of businesses and look forward to continuing to serve your investment needs.

Sincerely,

ARTHUR MORETTI AND INGRID DYOTT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Portfolio is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Portfolio are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report, and are subject to change without notice.

2

Socially Responsive Portfolio

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.3%
Consumer Staples	10.8
Energy	7.2
Financials	16.3
Health Care	10.4
Industrials	17.0
Information Technology	14.9
Materials	4.4
Telecommunication Services	1.5
Short-Term Investments	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 06/30/2014
	Date	06/30/2014	1 Year	5 Years	10 Years	Life of Fund
Socially Responsive Portfolio Class I	02/18/1999	4.79%	23.12%	18.13%	8.22%	6.97%
Socially Responsive Portfolio Class S2	05/01/2006	4.64%	22.81%	17.97%	8.11%	6.90%
S&P 500® Index[1,3]		7.14%	24.61%	18.83%	7.78%	5.05%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit http://www.nb.com/amtportfolios/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. The results do not reflect fees and expenses of the variable annuity and variable life insurance policies or the qualified pension and retirement plans whose proceeds are invested in the Portfolio.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Portfolio's most recent prospectus, the total annual operating expense ratios for fiscal year 2013 were 1.00% and 1.25% for Class I and Class S shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.17% for Class S shares after expense reimbursements and/or fee waivers.

3

Endnotes

1 The date used to calculate Life of Fund performance for the index is February 18, 1999, the inception date of the oldest share class.

2 Performance shown prior to May 1, 2006 for Class S shares is that of Class I shares, which has lower expenses and correspondingly higher returns than Class S shares.

3 The S&P 500® Index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market. Please note that the index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks, and that investors cannot invest directly in any index. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Portfolio may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have names, investment objectives and investment styles that are similar to those of the Portfolio. You should be aware that the Portfolio is likely to differ from those other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual fund(s).

Shares of the separate Neuberger Berman Advisers Management Trust Portfolios (the "AMT Portfolios") are not available to the general public. Shares of the Portfolio may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Portfolio. This report is prepared for the general information of shareholders and is not an offer of shares of the Portfolio. Shares are sold only through the currently effective prospectuses, which must precede or accompany this report.

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Portfolio name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC.

© 2014 Neuberger Berman Management LLC, distributor. All rights reserved.

4

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs such as fees and expenses that are, or may be, imposed under your variable contract or qualified pension plan; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2014 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as fees and expenses that are, or may be imposed under your variable contract or qualified pension plan. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 6/30/14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST SOCIALLY RESPONSIVE PORTFOLIO

Actual	Beginning Account Value 1/1/14	Ending Account Value 6/30/14	Expenses Paid During the Period* 1/1/14 – 6/30/14	Expense Ratio
Class I	$1,000.00	$1,047.90	$4.93	0.97%
Class S	$1,000.00	$1,046.40	$5.94	1.17%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.98	$4.86	0.97%
Class S	$1,000.00	$1,018.99	$5.86	1.17%

* For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

5

Schedule of Investments Socially Responsive Portfolio
(Unaudited)

NUMBER OF SHARES		VALUE†
Common Stocks (95.0%)
Airlines (1.7%)
108,570	Ryanair Holdings PLC ADR	$6,058,206	*
Auto Components (1.5%)
80,535	BorgWarner, Inc.	5,250,077
Banks (3.1%)
246,904	U.S. Bancorp	10,695,881
Capital Markets (2.0%)
132,888	Lazard Ltd. Class A	6,851,705
Commercial Services & Supplies (1.1%)
129,677	Herman Miller, Inc.	3,921,433
Consumer Finance (4.9%)
179,933	American Express Co.	17,070,244
Diversified Financial Services (3.0%)
56,073	Intercontinental Exchange, Inc.	10,592,190
Diversified Telecommunication Services (1.5%)
129,949	tw telecom, inc.	5,238,244	*
Energy Equipment & Services (2.9%)
87,139	Schlumberger Ltd.	10,278,045
Food & Staples Retailing (2.4%)
74,546	Costco Wholesale Corp.	8,584,717
Food Products (6.1%)
84,486	J.M. Smucker Co.	9,003,673
285,501	Unilever NV	12,493,524
		21,497,197
Health Care Equipment & Supplies (5.1%)
195,875	Abbott Laboratories	8,011,287
83,289	Becton, Dickinson & Co.	9,853,089
		17,864,376
Household Durables (5.1%)
579,566	Newell Rubbermaid, Inc.	17,960,750
Household Products (2.3%)
101,233	Procter & Gamble Co.	7,955,901
NUMBER OF SHARES		VALUE†
Industrial Conglomerates (7.7%)
84,126	3M Co.	$12,050,208
192,247	Danaher Corp.	15,135,607
		27,185,815
Industrial Gases (1.9%)
51,214	Praxair, Inc.	6,803,268
Insurance (3.5%)
481,348	Progressive Corp.	12,206,985
Internet Software & Services (3.1%)
213,710	eBay, Inc.	10,698,323	*
IT Services (1.2%)
59,324	MasterCard, Inc. Class A	4,358,534
Media (1.3%)
54,103	Scripps Networks Interactive, Inc. Class A	4,389,917
Metals & Mining (1.8%)
128,919	Nucor Corp.	6,349,261
Oil, Gas & Consumable Fuels (4.3%)
26,176	Cimarex Energy Co.	3,755,209
147,823	Noble Energy, Inc.	11,450,370
		15,205,579
Pharmaceuticals (5.3%)
33,373	Roche Holding AG	9,953,945
163,913	Sanofi ADR	8,715,254
		18,669,199
Professional Services (3.1%)
227,640	Robert Half International, Inc.	10,867,534
Road & Rail (1.9%)
89,813	J.B. Hunt Transport Services, Inc.	6,626,403
Semiconductors & Semiconductor Equipment (7.4%)
185,010	Microchip Technology, Inc.	9,030,338
357,302	Texas Instruments, Inc.	17,075,463
		26,105,801
Software (3.2%)
141,052	Intuit, Inc.	11,358,917

See Notes to Schedule of Investments

6

NUMBER OF SHARES		VALUE†
Specialty Chemicals (0.7%)
49,425	Novozymes A/S B Shares	$2,479,034
Specialty Retail (4.5%)
33,281	O'Reilly Automotive, Inc.	5,012,118	*
201,912	TJX Cos., Inc.	10,731,623
		15,743,741
Trading Companies & Distributors (1.4%)
19,883	W.W. Grainger, Inc.	5,055,650
	Total Common Stocks (Cost $243,074,717)	333,922,927
Short-Term Investments (5.1%)
18,108,904	State Street Institutional Treasury Money Market Fund Premier Class (Cost $18,108,904)	18,108,904
PRINCIPAL AMOUNT
Certificates of Deposit (0.1%)
$100,000	Self Help Credit Union, 0.25%, due 7/18/14	100,000
100,000	Self Help Federal Credit Union, 0.25%, due 7/29/14	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (100.2%) (Cost $261,383,621)	352,231,831	##
	Liabilities, less cash, receivables and other assets [(0.2%)]	(567,116)
	Total Net Assets (100.0%)	$351,664,715

See Notes to Schedule of Investments

7

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited)

† In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Advisers Management Trust Socially Responsive Portfolio (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments

• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

• Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust's Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

See Notes to Financial Statements

8

Notes to Schedule of Investments Socially Responsive Portfolio (Unaudited) (cont'd)

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of June 30, 2014:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^	$333,922,927	$—	$—	$333,922,927
Short-Term Investments	—	18,108,904	—	18,108,904
Certificates of Deposit	—	200,000	—	200,000
Total Investments	$333,922,927	$18,308,904	$—	$352,231,831

^ The Schedule of Investments provides information on the industry categorization for the portfolio.

As of the six months ended June 30, 2014, certain securities were transferred from one level to another based on beginning of period market values as of December 31, 2013. $11,247,569 was transferred from Level 2 to Level 1 due to active market activity on recognized exchanges as of June 30, 2014. These securities had been categorized as Level 2 as of December 31, 2013, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

# At cost, which approximates market value.

## At June 30, 2014, the cost of investments for U.S. federal income tax purposes was $261,736,388. Gross unrealized appreciation of investments was $91,639,851 and gross unrealized depreciation of investments was $1,144,408, resulting in net unrealized appreciation of $90,495,443, based on cost for U.S. federal income tax purposes.

* Security did not produce income during the last twelve months.

See Notes to Financial Statements

9

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
June 30, 2014
Assets
Investments in securities, at value * (Note A)—see Schedule of Investments:
Unaffiliated issuers	$352,231,831
Dividends and interest receivable	339,876
Receivable for Fund shares sold	385,568
Prepaid expenses and other assets	8,444
Total Assets	352,965,719
Liabilities
Payable for securities purchased	826,484
Payable for Fund shares redeemed	123,115
Payable to investment manager (Note B)	155,202
Payable to administrator-net (Note B)	99,692
Accrued expenses and other payables	96,511
Total Liabilities	1,301,004
Net Assets	$351,664,715
Net Assets consist of:
Paid-in capital	$238,379,837
Undistributed net investment income (loss)	2,888,470
Accumulated net realized gains (losses) on investments	19,544,214
Net unrealized appreciation (depreciation) in value of investments	90,852,194
Net Assets	$351,664,715
Net Assets
Class I	$271,502,962
Class S	80,161,753
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	11,929,801
Class S	3,520,007
Net Asset Value, offering and redemption price per share
Class I	$22.76
Class S	22.77
*Cost of Investments	$261,383,621

See Notes to Financial Statements

10

Statement of Operations (Unaudited)

Neuberger Berman Advisers Management Trust

SOCIALLY RESPONSIVE PORTFOLIO
For the Six Months Ended June 30, 2014
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$3,522,743
Interest income—unaffiliated issuers	259
Foreign taxes withheld (Note A)	(115,586)
Total income	$3,407,416
Expenses:
Investment management fees (Note B)	889,192
Administration fees (Note B):
Class I	373,314
Class S	117,085
Distribution fees (Note B):
Class S	97,571
Audit fees	22,233
Custodian and accounting fees	58,954
Insurance expense	5,068
Legal fees	65,197
Shareholder reports	29,111
Trustees' fees and expenses	16,491
Miscellaneous	5,559
Total expenses	1,679,775
Expenses reimbursed by Management (Note B)	(18,584)
Total net expenses	1,661,191
Net investment income (loss)	$1,746,225
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers (Note A)	21,045,821
Foreign currency (Note A)	6,029
Net increase from payments by affiliates (Note B)	6,512
Change in net unrealized appreciation (depreciation) in value of (Note A):
Unaffiliated investment securities	(6,830,888)
Foreign currency	282
Net gain (loss) on investments	14,227,756
Net increase (decrease) in net assets resulting from operations	$15,973,981

See Notes to Financial Statements

11

Statements of Changes in Net Assets

Neuberger Berman Advisers Management Trust

	SOCIALLY RESPONSIVE PORTFOLIO
	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$1,746,225	$1,191,364
Net realized gain (loss) on investments (Note A)	21,051,850	18,740,402
Net increase from payments by affiliates (Note B)	6,512	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	(6,830,606)	64,441,556
Net increase (decrease) in net assets resulting from operations	15,973,981	84,373,322
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,443,972)
Class S	—	(401,458)
Total distributions to shareholders	—	(1,845,430)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	25,857,859	51,742,999
Class S	3,596,293	13,075,169
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,443,953
Class S	—	401,458
Payments for shares redeemed:
Class I	(10,963,287)	(17,203,832)
Class S	(7,658,151)	(22,536,253)
Net increase (decrease) from Fund share transactions	10,832,714	26,923,494
Net Increase (Decrease) in Net Assets	26,806,695	109,451,386
Net Assets:
Beginning of period	324,858,020	215,406,634
End of period	$351,664,715	$324,858,020
Undistributed net investment income (loss) at end of period	$2,888,470	$1,142,245

See Notes to Financial Statements

12

Notes to Financial Statements Socially Responsive Portfolio (Unaudited)

Note A—Summary of Significant Accounting Policies:

1 General: Neuberger Berman Advisers Management Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is currently comprised of eleven separate operating series (each individually a "Series," and collectively the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

Shares of the Fund are not available to the general public and may be purchased only by life insurance companies to be held in their separate accounts, which fund variable annuity and variable life insurance policies, and by qualified pension and retirement plans.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3 Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4 Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5 Income tax information: Each Series is treated as a separate entity for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for

13

returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of June 30, 2014, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on December 31, 2013, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to: foreign currency gains and losses and a non-taxable dividend adjustment to income. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended December 31, 2013, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$1	$(49,469)	$49,468

For tax purposes, distributions of short-term capital gains are taxable to shareholders as ordinary income.

The tax character of distributions paid during the years ended December 31, 2013 and December 31, 2012 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,845,430	$385,273	$—	$—	$1,845,430	$385,273

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$1,142,245	$—	$97,241,798	$(1,073,146)	$—	$97,310,897

The differences between book basis and tax basis distributable earnings are primarily due to: timing differences of wash sales, capital loss carryforwards, return of capital basis adjustments and partnership basis adjustments.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 (the "Act") became effective for the Fund on January 1, 2011. The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As

14

determined at December 31, 2013, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in: 2017
$1,073,146

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused. As of December 31, 2013, the Fund had no Post-Enactment capital loss carryforwards.

During the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $18,841,135.

6 Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in October). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

7 Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8 Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

9 Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10 Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

11 Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

15

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion. Accordingly, for the six months ended June 30, 2014, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.54% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to waive current payment of fees and/or reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses and transaction costs, if any; and, consequently, net expenses may exceed the contractual expense limitations) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. Each respective class has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management issued the reimbursement or waived fees. During the six months ended June 30, 2014, there was no repayment to Management under its contractual expense limitation. At June 30, 2014, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Year Ending December 31,
			2011	2012	2013	2014
			Subject to Repayment Until December 31,
	Contractual Expense Limitation(1)	Expiration	2014	2015	2016	2017
Class I	1.30%	12/31/17	$—	$—	$—	$—
Class S	1.17%	12/31/17	99,870	80,791	55,545	18,584

(1) Expense limitation per annum of the respective class's average daily net assets.

16

Neuberger Berman LLC ("Neuberger") is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

On June 3, 2014, Management made a voluntary contribution of $6,512 to the Fund in connection with a payment matter related to the Fund's investment in a State Street money market fund.

Note C—Securities Transactions:

During the six months ended June 30, 2014, there were purchase and sale transactions (excluding short-term securities) of $66,259,180 and $60,735,275, respectively.

During the six months ended June 30, 2014, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2014 and for the year ended December 31, 2013 was as follows:

For the Six Months Ended June 30, 2014

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,195,123	—	(507,493)	687,630
Class S	166,952	—	(353,906)	(186,954)

For the Year Ended December 31, 2013

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,722,846	71,731	(910,398)	1,884,179
Class S	682,821	19,904	(1,188,799)	(486,074)

Note E—Lines of Credit:

At June 30, 2014, the Fund was a participant in a single committed, unsecured $300,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25% per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. A commitment fee of 0.10% per annum on the unused portion of the available line of credit is charged, of which each participating fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $300,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

At June 30, 2014, the Fund was a participant in a single uncommitted, unsecured $100,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this

17

line of credit at a variable rate per annum as determined and quoted by State Street at the time a fund requests a loan. Because several mutual funds participate, there is no assurance that the Fund will have access to all or any part of the $100,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2014. During the six months ended June 30, 2014, the Fund did not utilize this line of credit.

Note F—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

Financial Highlights

Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00%) per share are presented as 0.00% or (0.00%), respectively. A "—" indicates that the line item was not applicable in the corresponding period.

Class I
	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$21.72		$15.89	$14.35	$14.86	$12.10	$9.39
Income From Investment Operations:
Net Investment Income (Loss)‡	0.12		0.09	0.15	0.04	0.06	0.01
Net Gains or Losses on Securities (both realized and unrealized)	0.92		5.87	1.43	(0.50)	2.70	2.93
Total From Investment Operations	1.04		5.96	1.58	(0.46)	2.76	2.94
Less Distributions From:
Net Investment Income	—		(0.13)	(0.04)	(0.05)	(0.00)	(0.23)
Net Asset Value, End of Period	$22.76		$21.72	$15.89	$14.35	$14.86	$12.10
Total Return††	4.79	%**	37.60%	10.98%	(3.08)%	22.85%	31.43%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$271.5		$244.2	$148.7	$108.4	$83.2	$64.5
Ratio of Gross Expenses to Average Net Assets#	0.97	%*	0.99%	1.03%	1.06%	1.08%	1.15%
Ratio of Net Expenses to Average Net Assets§	0.97	%*	0.99%	1.03%	1.06%	1.08%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.11	%*	0.49%	0.98%	0.29%	0.48%	0.06%
Portfolio Turnover Rate	19	%**	29%	30%	20%	41%	34%

See Notes to Financial Highlights

19

Financial Highlights (cont'd)

Class S
	Six Months Ended June 30,		Year Ended December 31,
	2014		2013	2012	2011	2010	2009
	(Unaudited)
Net Asset Value, Beginning of Period	$21.76		$15.92	$14.39	$14.90	$12.14	$9.41
Income From Investment Operations:
Net Investment Income (Loss)‡	0.10		0.06	0.13	0.03	0.05	0.00
Net Gains or Losses on Securities (both realized and unrealized)	0.91		5.89	1.42	(0.50)	2.71	2.94
Total From Investment Operations	1.01		5.95	1.55	(0.47)	2.76	2.94
Less Distributions From:
Net Investment Income	—		(0.11)	(0.02)	(0.04)	(0.00)	(0.21)
Net Asset Value, End of Period	$22.77		$21.76	$15.92	$14.39	$14.90	$12.14
Total Return††	4.64	%**	37.41%	10.74%	(3.15)%	22.76%	31.31%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$80.2		$80.7	$66.7	$70.6	$72.9	$58.2
Ratio of Gross Expenses to Average Net Assets#	1.22	%*	1.24%	1.28%	1.31%	1.33%	1.40%
Ratio of Net Expenses to Average Net Assets§	1.17	%*	1.17%	1.17%	1.17%	1.17%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.92	%*	0.32%	0.82%	0.20%	0.39%	0.05%
Portfolio Turnover Rate	19	%**	29%	30%	20%	41%	34%

See Notes to Financial Highlights

20

Notes to Financial Highlights Socially Responsive Portfolio
(Unaudited)

†† Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies or other qualified pension or retirement plan, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the six months ended June 30, 2014, Management made a voluntary contribution in the amount of $6,512, which had no impact on total return. This contribution was made by Management in connection with a payment matter related to the Fund's investment in a State Street money market fund.

# Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡ Calculated based on the average number of shares outstanding during each fiscal period.

§ Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

* Annualized.

** Not Annualized.

21

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll free).

22

Item 2. Code of Ethics.
The Board of Trustees (“Board”) of Neuberger Berman Adviser’s Management Trust (“Registrant”) adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSR, Investment Company Act file number 811-00582 (filed May 6, 2013).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.
The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee. The Registrant's audit committee financial experts are George W. Morriss and Candace L. Straight. Mr. Morriss and Ms. Straight are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.
Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.
The complete schedule of investments for each series is disclosed in the Registrant's Semi-Annual Reports, which are included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)	(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Equity Funds’ Form N-CSRS, Investment Company Act file number 811-00582 (filed May 6, 2013).

	(2)	The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

	(3)	Not applicable to the Registrant.

(b)
The certification required by Rule 30a-2(b) under the Act, Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date:	August 22, 2014

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:	August 22, 2014